UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07755

Nuveen Multistate Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds
31 August 2019
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen California High Yield Municipal Bond Fund	NCHAX	NAWSX	NCHCX	NCHRX
Nuveen California Municipal Bond Fund	NCAAX	NAKFX	NCACX	NCSPX
Nuveen California Intermediate Municipal Bond Fund	NUCAX	NUCCX	—	NUCIX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
In recent months, economic pessimism has been rising. An escalation in U.S.- China trade tensions and an unpredictable Brexit outcome top the list of geopolitical concerns. Global macroeconomic data shows a further moderation in growth as a result of weaker export and manufacturing activity across the U.S., Europe and Asia. Notably, in the U.S., some of the more historically reliable leading economic indicators have turned more downbeat and economic growth forecasts and corporate earnings outlooks continue to be downgraded. In this environment, equity market volatility has increased while safe-haven assets, including government bonds and gold, have rallied.
While these conditions have contributed to the market’s anxiety and certainly merit watching, it appears the likelihood of a near-term recession remains low. Consumer spending, buoyed by historically low unemployment and modest wage growth, has powered the economic recovery, even as business investment has been lackluster. Additionally, the sectors directly hit by trade, namely manufacturing and commodity-related businesses, represent a much smaller share of the overall economy than in the past. Central bank efforts to extend the economic cycle with lower interest rates encourages business and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Recession is not necessarily imminent if these factors can provide the economy with a measure of resilience, sustaining growth at a more subdued pace.
Outside the U.S., central banks and governments have been easing monetary conditions and rolling out fiscal spending programs to buffer slowing growth. The European Central Bank recently announced a stimulus plan, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy. Until there is more clarity on trade, however, the markets may experience bouts of risk-on, risk-off sentiment.
The opportunity set may be muted, but there may still be scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
October 25, 2019

Portfolio Managers’
Comments
Nuveen California High Yield Municipal Bond Fund
Nuveen California Municipal Bond Fund
Nuveen California Intermediate Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers John V. Miller, CFA, and Scott R. Romans, PhD, review key investment strategies and the Funds’ performance during the six-month reporting period ended August 31, 2019. John has managed the Nuveen California High Yield Municipal Bond Fund since 2006, and Scott has managed the Nuveen California Municipal Bond Fund since 2003 and the Nuveen California Intermediate Municipal Bond Fund since its inception on October 19, 2016.
How did the Funds perform during the six-month reporting period ended August 31, 2019?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide total returns for the Funds for the six-month, one-year, five-year, ten-year and since-inception periods ended August 31, 2019. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its benchmark and corresponding Lipper classification average.
During the reporting period, each Fund outperformed its respective national benchmark index: the S&P Municipal Yield Index (Nuveen California High Yield Municipal Bond Fund), the S&P Municipal Bond Index (Nuveen California Municipal Bond Fund) and the S&P Municipal Bond Intermediate Index (Nuveen California Intermediate Municipal Bond Fund). Meanwhile, all three Funds outperformed their respective Lipper classification averages.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?
Each Funds’ investment objective is to provide as high a level of current interest income exempt from regular federal, California state and, in some cases, California local income taxes as is consistent with preservation of capital. Nuveen California High Yield Municipal Bond Fund’s secondary objective is total return, when consistent with the Fund's primary objective.
The Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating (except for Nuveen California High Yield Municipal Bond Fund, which uses the lowest rating) given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Nuveen California High Yield Municipal Bond Fund
The Class A Shares of the Nuveen California High Yield Municipal Bond Fund outperformed the S&P Municipal Yield Index for the six-month reporting period.
The reporting period provided a very strong market backdrop for investors in municipal bonds. During the reporting period, the U.S. Federal Reserve continued its shift away from a posture of raising interest rates and toward one of rate cutting. This transition reflected a slowing global economy with little inflation. Meanwhile, U.S. economic growth remained solid with minimal borrower defaults, providing a desirable environment for investors lower rated bonds. Municipal market conditions were even more favorable in California, which benefited from a healthy state economy and continued robust demand for tax-advantaged securities in the wake of 2017 federal tax reform.
In this positive municipal market environment, our relatively aggressive duration (interest rate) and credit quality stance were the main drivers of the Fund’s outperformance of the national S&P index. From a duration standpoint, our portfolio was longer than the index, meaning we had more sensitivity to the beneficial effects of falling interest rates. Meanwhile, in terms of credit positioning, we had elevated allocations to lower rated bond categories; this exposure reflected our strong confidence in Nuveen’s credit research capabilities and resources and in our potential to identify attractively valued bonds with strong underlying credit quality.
Within sector allocation, we encountered a mixed impact on relative performance. On the positive side, allocations to various strong performing sectors, such as health care, charter schools and real estate-backed, performed well for the Fund, given that these categories outpaced the index for the reporting period. In contrast, the Fund’s relatively limited exposure to tobacco-securitization debt, as well as Puerto Rico bonds, hampered results, as these sectors outperformed the market for the reporting period.
The Fund benefited from its individual bond selection with a greater-than-average credit-spread narrowing, with many securities gaining from their longer durations and lower credit ratings. One notable individual contributor to the Fund’s performance was our relatively large allocation to bonds of Loma Linda University Medical Center, which generated a strong total return this reporting period. We deemed that this issuer, despite its below investment grade credit rating, was of solid underlying quality, as it continues to advance its extensive construction project to build a new, seismically compliant hospital facility. Another health care issuer, Verity Health (formerly Daughters of Charity Health System) produced solid results for the Fund; the issuer has made progress in its bankruptcy proceedings, and investors appear to have gained confidence in the ultimate recovery values for these bonds.
Of final note, our interest rate hedges modestly detracted from the Fund’s total return. We maintained these Treasury futures contracts to keep the portfolio’s duration at our desired level without having to sell longer duration securities we otherwise found attractive. As interest rates fell during the reporting period, these hedges limited the Fund’s performance.
During the reporting period, we maintained our consistent approach to portfolio management, continuing to focus on longer duration, higher yielding securities we believed offered our shareholders a favorable trade-off between risk and reward.
Our priority was to keep the Fund fully invested during a period of strong investment inflows and relative scarcity of California high-yield municipal issues. We continued to actively participate in sectors where we regularly find opportunities for shareholders, such as health care, charter schools, real estate-backed and community-facility districts. In all of these categories, we have historically identified good values for shareholders, and we believe we continued to do so during the reporting period.
Along with these California-specific purchases, we invested in two issuers associated with Puerto Rico (bonds of Puerto Rico and other U.S. territories may include exemption from most federal, state and local taxes.) These investments included recently restructured COFINA sales-tax bonds and Puerto Rico Aqueducts and Sewer Authority bonds, or PRASAs. As Puerto Rico continues to recover from the 2017 devastation of Hurricane Maria, these issuers offered what we believed was a desirable level of income relative to the securities’ underlying credit risk.

Impact of the California High Yield Municipal Bond Fund’s Leveraging Strategy on Performance
One important factor impacting the returns of the Nuveen California High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of leverage (more detail is provided later in the report) through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging may provide opportunities for additional income and total returns, particularly in the recent market environment where short-term market rates are near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also exposes the Fund to additional price volatility. When the Fund uses leverage, it will experience a greater increase in its NAV if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its NAV if the bonds acquired through the use of leverage decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease when short-term interest rates increase and increase when short-term interest rates decrease. Leverage would also serve to reduce the Fund’s income if short-term interest rates rise such that they exceed the net income earned on the bonds purchased with the proceeds of leverage. As of August 31, 2019 the effective leverage was 21.60%, which is within our expected range and regularly monitored.
The Fund’s use of leverage through inverse floating rate securities positively contributed to the performance of the Fund during this reporting period.
Nuveen California Municipal Bond Fund
The Class A Shares of the Nuveen California Municipal Bond Fund outperformed the S&P Municipal Bond Index for the six-month reporting period ended August 31, 2019. The Fund also outperformed the state-specific S&P Municipal Bond California Index for the same time frame.
The vast majority of the Fund’s outperformance relative to the national index came from favorable duration and yield curve positioning. Generally, bonds with longer durations (meaning they were more sensitive to changes in interest rates) outperformed their shorter-duration counterparts during the reporting period. This helped the Fund, given that we were overweighted on the long end of the yield curve and underweighted on the curve’s short end.
To a much lesser extent, credit quality positioning also lifted relative performance. An overweighting in bonds rated lower investment grade (A and BBB) and below investment grade (BB and lower) added value, as did relative underweightings in bonds in the highest rating tiers, AAA and AA. As credit spreads narrowed over the six months (meaning investors were accepting less yield in exchange for assuming credit risk) our portfolio’s relative emphasis on lower rated bonds added value.
Meanwhile, sector positioning modestly hampered results. A slight overweighting in pre-refunded bonds detracted, given these securities’ very short durations and high underlying credit quality. A significant underweight in general obligation debt also held back returns, given this category’s overall outperformance. Also, our relative underweight in higher education bonds detracted, given this sector’s outperformance. Partly offsetting positives, however, included overweightings in the health care, tobacco and airport categories, all of which outperformed the national index during the reporting period.
When receiving new shareholder investments throughout the reporting period, we frequently invested these proceeds in higher rated bonds, which we generally believed were offering better risk/reward trade-offs than the lower rated, higher yielding issues we typically favor. Given the recent robust municipal market environment, our strategy has been to invest in these higher quality bonds as “placeholders,” which we eventually expect to replace with suitable lower rated issues should market conditions weaken and credit spreads again begin to widen.
At the same time, to help maintain our desired portfolio duration positioning, we also purchased certain shorter-maturity bonds at favorable credit spreads. These purchases included certain short puts in the energy sector offering favorable yields that helped support the Fund’s dividend.

Portfolio Managers’ Comments (continued)
Another management theme during this reporting period involved trimming the Fund’s allocation in tobacco securitization bonds and using the sale proceeds to invest in selected Puerto Rico credits. (Bonds of Puerto Rico and other U.S. territories may include exemption from most federal, state and local taxes.) Our decision to reduce exposure to tobacco debt reflected elevated valuations in the sector after several years of strong performance, coupled with weaker fundamental trends that could pressure the bonds’ credit quality.
Within the Puerto Rico market, we focused on two issuance types: Puerto Rico Aqueduct and Sewer Authority (PRASA) bonds and recently restructured Puerto Rico sales tax bonds, known as COFINAs. We believed that both the PRASA and COFINA bonds offered an attractive risk/reward trade-off for the Fund’s shareholders, particularly compared to many other lower rated investment alternatives in the California municipal marketplace.
Our purchases this reporting period also included various airport bonds subject to the alternative minimum tax (AMT). Due to several market anomalies, we found these bonds offering unusually attractive yields relative to their underlying credit quality. In our opinion, these bonds were offering compelling yields relative to their underlying risk, even after including the securities’ potential AMT liability.
Nuveen California Intermediate Municipal Bond Fund
The Class A Shares of the Nuveen California Intermediate Municipal Bond Fund outperformed the S&P Municipal Bond Intermediate Index for the six-month reporting period ended August 31, 2019. The Fund underperformed the state-specific S&P Municipal Bond California Index for the same time frame.
Duration (interest rate) positioning was mainly behind the Fund’s strong relative performance. Favorable results from our longer-intermediate bonds more than compensated for the relative performance challenges experienced on the short end of the yield curve.
Throughout the reporting period, the portfolio’s duration was longer than the benchmark, which allowed us to benefit more extensively from falling interest rates. As we have been getting the Fund invested since its inception in 2016, we have opted to prioritize bond purchases at the longer end of the intermediate municipal yield curve, typically securities with maturities of nine or ten years. To keep the Fund’s duration from getting too long, however, we balanced these longer maturity purchases with those of variable rate demand notes (VRDNs). VRDNs are short-term, cash-equivalent securities whose interest rates are reset every seven days and thus have negligible interest rate risk. Given that yields on VRDNs have risen in recent years, we no longer saw a substantial opportunity cost to own these securities as a duration management tool. Even as they fulfilled their intended purpose in the portfolio, the VRDNs lagged the overall municipal market, tempering the otherwise strong performance from our duration positioning.
Credit quality allocation was another, lesser contributor to relative performance. Portfolio overweightings in bonds rated A and lower added value. During the reporting period, credit spreads continued to tighten, indicating that investors were willing to accept gradually less income in exchange for taking on credit risk.
Sector positioning, meanwhile, had a slightly positive performance impact. Our allocation to health care and tobacco securitization bonds contributed, given these sectors’ relative outperformance this reporting period, while an underweighting in the lagging corporate-backed industrial development revenue bond sector slightly added to results. Exposure to pre-refunded bonds was a partly offsetting negative, as these higher quality, short-duration securities lagged in a market environment rewarding bonds with the opposite characteristics.
Our new purchase activity, which was relatively limited during the reporting period, was driven by new shareholder investment inflows. Purchases primarily consisted of bonds in lower investment grade credit tiers (A and BBB) and included utility, land secured and housing bonds that we believed would offer our shareholders a favorable risk reward trade-off.

Risk Considerations and Dividend Information
Risk Considerations
Nuveen California High Yield Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. The Fund concentrates in non-investment grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
Nuveen California Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Nuveen California Intermediate Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen California High Yield Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	10.23%	10.87%	6.16%	8.68%
Class A Shares at maximum Offering Price	5.56%	6.24%	5.25%	8.22%
S&P Municipal Yield Index	8.40%	9.64%	6.04%	7.69%
Lipper California Municipal Debt Funds Classification Average	6.97%	8.24%	4.05%	5.26%
Class C2 Shares	9.94%	10.26%	5.58%	8.10%
Class I Shares	10.34%	11.08%	6.39%	8.90%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	9.81%	9.99%	5.32%	6.71%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.68%	11.16%	5.85%	7.44%
Class A Shares at maximum Offering Price	2.16%	6.46%	4.94%	6.99%
Class C2 Shares	6.40%	10.56%	5.27%	6.86%
Class I Shares	6.88%	11.48%	6.07%	7.68%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	6.27%	10.39%	5.01%	6.49%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	1.17%	1.97%	1.71%	0.96%
Effective Leverage Ratio as of August 31, 2019

Effective Leverage Ratio	21.60%

Nuveen California Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.23%	8.13%	4.59%	6.16%
Class A Shares at maximum Offering Price	2.73%	3.62%	3.69%	5.70%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%
S&P Municipal Bond California Index	6.28%	8.19%	4.02%	5.27%
Lipper California Municipal Debt Funds Classification Average	6.97%	8.24%	4.05%	5.26%
Class C2 Shares	6.93%	7.60%	4.02%	5.58%
Class I Shares	7.31%	8.30%	4.79%	6.37%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	6.74%	7.29%	3.76%	4.59%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.46%	8.23%	4.27%	5.41%
Class A Shares at maximum Offering Price	0.06%	3.68%	3.39%	4.95%
Class C2 Shares	4.16%	7.71%	3.71%	4.83%
Class I Shares	4.54%	8.50%	4.50%	5.62%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	4.06%	7.49%	3.46%	4.39%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.76%	1.56%	1.31%	0.56%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen California Municipal Bond Fund
Effective Leverage Ratio as of August 31, 2019

Effective Leverage Ratio	0.00%

Nuveen California Intermediate Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2019
	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	6.16%	9.07%	3.83%
Class A Shares at maximum Offering Price	2.97%	5.80%	2.73%
S&P Municipal Bond Intermediate Index	5.40%	8.41%	3.63%
S&P Municipal Bond California Index	6.28%	8.19%	3.91%
Lipper California Intermediate Municipal Debt Funds Classification Average	5.00%	7.05%	2.82%
Class C Shares	5.54%	8.12%	2.96%
Class I Shares	6.24%	9.25%	4.05%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	3.53%	8.71%	3.37%
Class A Shares at maximum Offering Price	0.43%	5.45%	2.31%
Class C Shares	3.13%	7.87%	2.54%
Class I Shares	3.62%	8.89%	3.59%
Since inception returns are from 10/19/16. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.71%	2.51%	1.52%
Net Expense Ratios	0.77%	1.56%	0.58%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Effective Leverage Ratio as of August 31, 2019

Effective Leverage Ratio	0.00%

Yields    as of August 31, 2019
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen California High Yield Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.46%	2.86%	3.09%	3.79%
SEC 30-Day Yield	2.31%	1.62%	1.87%	2.61%
Taxable-Equivalent Yield (54.1%)[2]	4.88%	3.42%	3.95%	5.51%
Nuveen California Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.68%	2.03%	2.23%	3.01%
SEC 30-Day Yield	1.27%	0.54%	0.79%	1.53%
Taxable-Equivalent Yield (54.1%)[2]	2.77%	1.18%	1.72%	3.33%

Nuveen California Intermediate Municipal Bond Fund
	Share Class
	Class A1	Class C	Class I
Dividend Yield	1.53%	0.79%	1.74%
SEC 30-Day Yield - Subsidized	0.63%	(0.15)%	0.84%
SEC 30-Day Yield - Unsubsidized	0.19%	(0.58)%	0.40%
Taxable-Equivalent Yield - Subsidized (54.1%)[2]	1.37%	(0.33)%	1.83%
Taxable-Equivalent Yield - Unsubsidized (54.1%)[2]	0.41%	(1.26)%	0.87%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of August 31, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating (except for Nuveen California High Yield Municipal Bond Fund, which uses lowest rating) given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen California High Yield Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	117.0%
Common Stocks	0.2%
Other Assets Less Liabilities	3.2%
Net Assets Plus Floating Rate Obligations	120.4%
Floating Rate Obligations	(20.4)%
Net Assets	100%

States and Territories (% of total municipal bonds)
California	91.5%
Puerto Rico	6.6%
Guam	1.0%
Virgin Islands	0.6%
Virginia	0.1%
Illinois	0.1%
Wisconsin	0.1%
Tennessee	0.0%
Florida	0.0%
Missouri	0.0%
Ohio	0.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	26.4%
Tax Obligation/General	17.9%
Health Care	14.0%
Education and Civic Organizations	10.5%
Transportation	9.8%
Consumer Staples	6.1%
Utilities	5.6%
Other	9.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	1.7%
AA	27.9%
A	15.2%
BBB	10.0%
BB or Lower	16.8%
N/R (not rated)	28.2%
N/A (not applicable)	0.2%
Total	100%

Nuveen California Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.1%
Other Assets Less Liabilities	0.9%
Net Assets	100%

States and Territories (% of total municipal bonds)
California	94.9%
Puerto Rico	3.7%
Guam	1.4%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	22.7%
Tax Obligation/Limited	17.7%
Transportation	13.9%
Water and Sewer	10.8%
Utilities	10.1%
Health Care	8.7%
U.S. Guaranteed	6.8%
Other	9.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	6.6%
AAA	9.7%
AA	55.8%
A	9.4%
BBB	4.4%
BB or Lower	5.6%
N/R (not rated)	8.5%
Total	100%

Holding Summaries    as of August 31, 2019 (continued)
Nuveen California Intermediate Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	89.9%
Short-Term Municipal Bonds	9.6%
Other Assets Less Liabilities	0.5%
Net Assets	100%

States and Territories (% of total municipal bonds)
California	100.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	27.3%
Health Care	15.8%
Water and Sewer	11.7%
Education and Civic Organizations	11.4%
Transportation	10.4%
Utilities	9.5%
Tax Obligation/General	7.7%
Other	6.2%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	2.3%
AAA	21.6%
AA	30.9%
A	16.0%
BBB	17.5%
BB or Lower	1.6%
N/R (not rated)	10.1%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest are related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2019.
The beginning of the period is March 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen California High Yield Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,102.27	$1,098.07	$1,099.40	$1,103.37
Expenses Incurred During the Period	$ 4.28	$ 8.49	$ 7.18	$ 3.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.06	$1,017.04	$1,018.30	$1,022.07
Expenses Incurred During the Period	$ 4.12	$ 8.16	$ 6.90	$ 3.10
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.36% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen California Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,072.29	$1,067.37	$1,069.30	$1,073.11
Expenses Incurred During the Period	$ 3.85	$ 8.00	$ 6.71	$ 2.81
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.42	$1,017.39	$1,018.65	$1,022.42
Expenses Incurred During the Period	$ 3.76	$ 7.81	$ 6.55	$ 2.75
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.74%, 1.54%, 1.29% and 0.54% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Nuveen California Intermediate Municipal Bond Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,061.56	$1,055.42	$1,062.41
Expenses Incurred During the Period	$ 3.94	$ 8.06	$ 2.90
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.32	$1,017.29	$1,022.32
Expenses Incurred During the Period	$ 3.86	$ 7.91	$ 2.85
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.76%, 1.56%, and 0.56% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen California High Yield Municipal Bond Fund
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 117.2%
	MUNICIPAL BONDS – 117.0%
	Consumer Staples – 7.1%
$ 27,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Subordinate Series 2006A, 0.000%, 6/01/50	9/19 at 15.34	N/R	$4,132,350
1,155	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	9/19 at 100.00	N/R	1,155,150
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
25	5.600%, 6/01/36	9/19 at 100.00	B2	25,165
1,000	5.650%, 6/01/41	9/19 at 100.00	B2	1,006,430
1,205	5.700%, 6/01/46	9/19 at 100.00	B2	1,212,278
10,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Turbo Series 2006B, 0.000%, 6/01/46	9/19 at 19.96	N/R	1,992,500
1,860	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.125%, 6/01/38	9/19 at 100.00	Ba3	1,860,632
50	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	9/19 at 100.00	BB-	50,137
20,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2006A, 0.000%, 6/01/46	9/19 at 22.00	N/R	4,257,200
14,900	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B3	15,497,937
6,800	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47	6/22 at 100.00	N/R	6,974,488
15,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47	6/22 at 100.00	N/R	15,384,900
33,705	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	9/19 at 19.97	CCC+	5,789,171
3,460	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.625%, 6/01/47	9/19 at 100.00	N/R	3,459,965
22,000	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2 Turbo Capital Appreciation, 0.000%, 6/01/47	9/19 at 15.89	CCC	3,488,320
	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
1,000	0.000%, 6/01/36	9/19 at 39.66	N/R	395,090
7,500	0.000%, 6/01/47	9/19 at 21.12	N/R	1,577,400

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples (continued)
$ 7,195	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2005B, 0.000%, 6/01/45	9/19 at 22.43	CCC+	$1,610,529
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
2,800	5.375%, 6/01/38	9/19 at 100.00	B-	2,809,912
460	5.500%, 6/01/45	9/19 at 100.00	B-	461,647
5,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, First Subordinate CABs, Series 2006B, 0.000%, 6/01/46	9/19 at 19.33	CCC+	913,600
	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
3,295	5.000%, 6/01/37	9/19 at 100.00	B2	3,309,004
10,330	5.125%, 6/01/46	9/19 at 100.00	B2	10,351,590
195,740	Total Consumer Staples			87,715,395
	Education and Civic Organizations – 12.3%
2,000	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Series 2015A, 5.000%, 11/01/41	11/23 at 100.00	A	2,272,680
5,615	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies - El Dorado Hills Project, Series 2018A, 5.500%, 10/01/38, 144A	10/22 at 105.00	N/R	5,863,857
	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2015A:
900	5.000%, 10/01/35	10/22 at 102.00	BB	945,729
500	5.250%, 10/01/45	10/22 at 102.00	BB	524,520
1,335	5.250%, 10/01/45	10/22 at 102.00	BB	1,400,468
4,255	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2017A, 5.000%, 10/01/47, 144A	10/22 at 102.00	BB	4,414,903
250	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A, 5.500%, 6/01/53, 144A	6/26 at 100.00	BB	279,145
	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project?Pinewood & Oakwood Schools, Series 2016B:
500	4.000%, 11/01/36, 144A	11/26 at 100.00	N/R	522,135
2,200	4.500%, 11/01/46, 144A	11/26 at 100.00	N/R	2,326,720
820	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Bella Mente Montessori Academy Project, Series 2018A, 5.000%, 6/01/38, 144A	6/28 at 100.00	Ba1	968,748
	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Nova Academy Project, Series 2016A:
825	5.000%, 6/15/36, 144A	6/26 at 100.00	BB	918,027
1,000	5.000%, 6/15/46, 144A	6/26 at 100.00	BB	1,100,570
955	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	1,020,351

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015:
$ 400	5.125%, 7/01/35, 144A	7/25 at 100.00	BB+	$443,296
425	5.375%, 7/01/45, 144A	7/25 at 100.00	BB+	471,606
	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2014A:
1,400	5.000%, 10/01/34	10/22 at 102.00	BB	1,473,220
465	5.000%, 10/01/44	10/22 at 102.00	BB	483,121
1,145	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	BB	1,264,504
	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
1,330	5.000%, 8/01/32	8/22 at 100.00	BB	1,405,424
4,580	5.250%, 8/01/42	8/22 at 100.00	BB	4,826,908
1,795	5.300%, 8/01/47	8/22 at 100.00	BB	1,891,679
2,245	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 7.000%, 6/01/34	6/22 at 102.00	N/R	2,515,186
	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2014A:
875	5.500%, 8/01/34, 144A	8/24 at 100.00	BB-	930,125
1,650	6.000%, 8/01/44, 144A	8/24 at 100.00	BB-	1,766,077
1,335	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A, 7.000%, 10/01/39	9/19 at 100.00	N/R	1,336,468
	California Municipal Finance Authority, Revenue Bonds, Azusa Pacific University Project, Refunding Series 2015B:
1,435	5.000%, 4/01/35	4/25 at 100.00	Ba1	1,589,851
8,640	5.000%, 4/01/41	4/25 at 100.00	Ba1	9,460,454
7,880	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A, 5.000%, 11/01/46, 144A	11/26 at 100.00	N/R	9,035,681
235	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011, 5.000%, 1/01/28	1/22 at 100.00	Baa2	255,062
300	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.625%, 1/01/32, 144A	1/22 at 100.00	N/R	317,775
3,700	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.250%, 1/01/45	1/25 at 100.00	N/R	3,763,270
	California Municipal Finance Authority, Revenue Bonds, Touro College and University System, Series 2014A:
1,245	5.250%, 1/01/34	7/24 at 100.00	BBB-	1,415,926
250	5.250%, 1/01/40	7/24 at 100.00	BBB-	281,670
700	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017A, 6.250%, 6/15/47	6/27 at 100.00	N/R	734,601
1,075	California School Finance Authority Charter School Facility Revenue Bonds, Grimmway Schools-Obligated Group, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	BB+	1,180,307

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,000	california School Finance Authority Charter School Revenue Bonds, Bright Star Schools - Obligated Group, Series 2017, 5.000%, 6/01/27, 144A	No Opt. Call	N/R	$2,170,240
	California School Finance Authority Charter School Revenue Bonds, Bright Star Schools - Obligated Group, Series 2017:
1,755	5.000%, 6/01/37, 144A	6/27 at 100.00	N/R	1,934,589
1,565	5.000%, 6/01/47, 144A	6/27 at 100.00	N/R	1,702,986
1,430	5.000%, 6/01/54, 144A	6/27 at 100.00	N/R	1,543,084
1,020	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A, 5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	1,068,022
1,000	California School Finance Authority Charter School Revenue Bonds, Ednovate ? Obligated Group, Series 2018, 5.000%, 6/01/48, 144A	6/27 at 100.00	N/R	1,085,360
305	California School Finance Authority School Facility Revenue Bonds, Green Dot Public Schools California Projects, Series 2018A, 5.000%, 8/01/48, 144A	8/28 at 100.00	BBB-	362,657
1,100	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2015A, 5.000%, 8/01/45, 144A	8/25 at 100.00	BBB	1,240,294
1,100	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A, 5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	992,266
1,300	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2016A, 5.875%, 6/01/52	6/26 at 100.00	N/R	1,329,965
	California School Finance Authority, Charter School Revenue Bonds, CIty Charter School Obligated Group, Series 2016A:
2,520	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	2,667,470
2,930	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	3,083,766
805	California School Finance Authority, Charter School Revenue Bonds, Classical Academies Project, Series 2017A, 5.000%, 10/01/44, 144A	10/27 at 100.00	BB+	904,917
600	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42, 144A	10/22 at 100.00	BBB-	644,136
	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep - Obligated Group, Series 2016:
1,500	4.750%, 6/01/36, 144A	6/26 at 100.00	N/R	1,626,660
1,180	5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	1,278,778
675	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A, 5.750%, 5/01/37, 144A	5/27 at 100.00	N/R	689,600
915	California School Finance Authority, Charter School Revenue Bonds, Larchmont Charter School Project , Series 2018A, 5.000%, 6/01/43, 144A	6/27 at 100.00	N/R	1,002,776
2,500	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education - Obligated Group, Series 2016A, 5.000%, 6/01/46, 144A	6/25 at 100.00	N/R	2,671,925
	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education - Obligated Group, Series 2017A:
950	5.125%, 6/01/47, 144A	6/26 at 100.00	N/R	1,031,842
1,000	5.250%, 6/01/52, 144A	6/26 at 100.00	N/R	1,087,320

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	California School Finance Authority, Charter School Revenue Bonds, Rocketship Public Schools - Obligated Group, Series 2017G:
$ 360	5.000%, 6/01/37, 144A	6/27 at 100.00	N/R	$395,302
750	5.000%, 6/01/47, 144A	6/27 at 100.00	N/R	816,652
250	5.000%, 6/01/53, 144A	6/27 at 100.00	N/R	270,293
	California School Finance Authority, Educational Facilities Revenue Bonds, New Designs Charter School Adams Campus Project, Series 2019A:
750	5.000%, 6/01/40, 144A	6/27 at 100.00	BB+	862,402
1,060	5.000%, 6/01/50, 144A	6/27 at 100.00	BB+	1,203,089
	California School Finance Authority, Educational Facilities Revenue Bonds, New Designs Charter School Project, Series 2014A:
1,000	5.750%, 6/01/34, 144A	6/24 at 100.00	BB+	1,145,390
1,500	6.000%, 6/01/44, 144A	6/24 at 100.00	BB+	1,709,535
1,220	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 0.000%, 6/01/47 (4)	6/20 at 102.00	N/R	24,400
	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014:
1,605	6.400%, 8/01/34, 144A	2/24 at 100.00	BB	1,817,374
2,040	6.750%, 8/01/44, 144A	2/24 at 100.00	BB	2,311,259
	California School Finance Authority, Educational Facility Revenue Bonds, River Springs Charter School Project, Series 2017A:
3,710	5.000%, 7/01/47, 144A	7/27 at 100.00	Ba1	4,077,216
1,340	5.000%, 7/01/52, 144A	7/27 at 100.00	Ba1	1,467,836
	California School finance Authority, School Facility Revenue Bonds, ICEF - View Park Elementary and Middle Schools, Series 2014A:
575	5.625%, 10/01/34	10/24 at 100.00	BB	646,703
1,000	5.875%, 10/01/44	10/24 at 100.00	BB	1,116,420
520	6.000%, 10/01/49	10/24 at 100.00	BB	582,260
	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A:
1,000	4.125%, 7/01/35, 144A	7/25 at 100.00	BBB	1,081,620
1,000	5.000%, 7/01/45, 144A	7/25 at 100.00	BBB	1,129,400
1,015	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 6.500%, 11/01/34, 144A	11/24 at 100.00	N/R	1,103,559
	California School Finance Authority, School Facility Revenue Bonds, Granada Hills Charter High School Obligated Group, Series 2017A:
1,000	5.000%, 7/01/37, 144A	7/21 at 105.00	BBB-	1,095,420
1,735	5.000%, 7/01/48, 144A	7/21 at 105.00	BBB-	1,892,555
600	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	BBB	678,714
250	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2017A, 5.000%, 7/01/47, 144A	7/27 at 100.00	BBB	293,803

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,250	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 6.650%, 7/01/33	7/23 at 100.00	BB+	$1,430,187
1,355	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A, 6.000%, 7/01/51, 144A	7/26 at 100.00	BB+	1,573,277
	California Statewide Communities Development Authority:
1,200	5.000%, 9/02/44 (WI/DD, Settling 9/26/19)	9/29 at 100.00	N/R	1,410,456
1,750	5.000%, 9/02/49 (WI/DD, Settling 9/26/19)	9/29 at 100.00	N/R	2,048,690
1,000	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Tender Option Bond Trust 2015-XF1035, 16.395%, 11/15/49 – AGM Insured, 144A (IF) (5)	11/24 at 100.00	AA	1,761,000
1,040	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	B+	1,109,451
1,940	California Statewide Communities Development Authority, School Facility Revenue Bonds, Children of Promise, Series 2015A, 6.250%, 7/01/45, 144A	7/25 at 100.00	BB+	2,172,199
990	California Statewide Communitities Development Authority, Charter School Revenue Bonds, Rocketship 4 - Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	1,105,285
805	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	879,881
2,745	California Statewide Community Development Authority, Revenue Bonds, Bentley School, Series 2010A, 7.000%, 7/01/40	7/20 at 101.00	N/R	2,877,007
880	City of Ontario California Community Facilities District No 26, Special Tax Bonds, Series 2019, 5.000%, 9/01/47 (WI/DD, Settling 9/18/19)	9/26 at 103.00	N/R	1,044,305
4,015	University of California, General Revenue Bonds, Limited Project Series 2018O, 4.000%, 5/15/48 (UB) (5)	5/28 at 100.00	AA-	4,548,794
1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001, 14.240%, 5/15/39, 144A (IF) (5)	5/23 at 100.00	AA	1,896,125
	University of Puerto Rico, University System Revenue Bonds, Refunding Series 2006P:
1,005	5.000%, 6/01/24	9/19 at 100.00	C	1,003,744
370	5.000%, 6/01/30	9/19 at 100.00	C	368,150
	University of Puerto Rico, University System Revenue Bonds, Series 2006Q:
10	5.000%, 6/01/30	9/19 at 100.00	C	9,950
1,105	5.000%, 6/01/36	9/19 at 100.00	C	1,099,475
139,400	Total Education and Civic Organizations			151,577,895
	Health Care – 16.5%
	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A:
1,460	5.000%, 3/01/26	No Opt. Call	Ba3	1,624,892
1,225	5.000%, 3/01/31	3/26 at 100.00	Ba3	1,365,851
3,520	5.250%, 3/01/36	3/26 at 100.00	Ba3	3,924,624
3,280	5.000%, 3/01/41	3/26 at 100.00	Ba3	3,537,349
5,600	5.000%, 3/01/46	3/26 at 100.00	Ba3	6,021,568

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
$ 2,000	4.000%, 11/15/41 (UB) (5)	11/26 at 100.00	A+	$2,223,080
7,505	5.000%, 11/15/46 (UB) (5)	11/26 at 100.00	A+	9,068,892
2,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48 (UB) (5)	11/27 at 100.00	A+	2,450,980
8,750	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/46 (UB)	11/25 at 100.00	A+	10,390,800
1,570	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017, 5.000%, 2/01/47 (UB) (5)	2/27 at 100.00	A1	1,876,982
625	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Tender Option Bond Trust 2015-XF1002, 13.627%, 4/01/42, 144A (IF) (5)	4/22 at 100.00	AA-	850,806
17,500	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2, 4.000%, 11/01/44 (UB) (5)	11/27 at 100.00	AA-	19,673,150
1,220	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2012A, 5.000%, 8/15/51 (UB) (5)	8/22 at 100.00	A+	1,322,858
7,800	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2016B, 5.000%, 8/15/55 (UB) (5)	8/26 at 100.00	A+	9,318,036
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Tender Option Bond Trust 2015-XF0152:
260	14.362%, 8/15/43, 144A (IF) (5)	8/24 at 100.00	A+	409,690
695	14.081%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	A+	929,389
3,675	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hosptial at Stanford, Series 2017A, 5.000%, 11/15/56 (UB) (5)	11/27 at 100.00	A+	4,489,307
80	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0120, 17.038%, 10/01/38, 144A (IF) (5)	10/24 at 100.00	AA-	146,057
	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF1034:
3,600	17.822%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	6,288,444
795	17.761%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	1,386,456
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2015-XF0131:
200	17.285%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	289,710
200	17.276%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	289,660
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
1,000	14.296%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	1,358,740
250	14.299%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	339,710
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015:
200	5.000%, 11/01/35	11/24 at 100.00	BBB-	225,310
1,000	5.000%, 11/01/40	11/24 at 100.00	BBB-	1,117,440
1,250	5.000%, 11/01/44	11/24 at 100.00	BBB-	1,391,350

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
$ 4,210	5.250%, 11/01/36	11/26 at 100.00	BBB-	$4,974,662
2,955	5.250%, 11/01/41	11/26 at 100.00	BBB-	3,468,106
6,100	5.250%, 11/01/47	11/26 at 100.00	BBB-	7,108,696
8,950	5.000%, 11/01/47	11/26 at 100.00	BBB-	10,222,600
1,000	California Municipal Finance Authority, Reveue Bonds, Community Medical Centers, Series 2015A, 5.000%, 2/01/46	2/25 at 100.00	A-	1,155,060
1,780	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/47	10/26 at 100.00	BBB-	2,037,958
5,000	California Public Finance Authority, Revenue Bonds, Verity Health System, Series 2015B, 7.250%, 6/10/20	No Opt. Call	N/R	5,031,250
1,000	California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016, 4.000%, 10/01/41	10/26 at 100.00	A-	1,096,320
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
4,300	5.250%, 12/01/44	12/24 at 100.00	BB-	4,836,554
9,800	5.500%, 12/01/54	12/24 at 100.00	BB-	11,071,158
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
415	5.000%, 12/01/46, 144A	6/26 at 100.00	BB-	468,817
1,795	5.250%, 12/01/56, 144A	6/26 at 100.00	BB-	2,052,762
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A:
315	5.250%, 12/01/48, 144A	6/28 at 100.00	BB-	371,413
4,000	5.500%, 12/01/58, 144A	6/28 at 100.00	BB-	4,770,600
	California Statewide Communities Development Authority, Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2014:
2,540	5.000%, 10/01/34 – AGM Insured	10/24 at 100.00	A2	2,894,762
1,625	5.250%, 10/01/43 – AGM Insured	10/24 at 100.00	A2	1,853,963
1,015	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Series 2018, 4.000%, 7/01/48	7/28 at 100.00	A-	1,107,436
9,000	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A, 5.000%, 8/15/51 (UB) (5)	8/26 at 100.00	A+	10,648,980
1,035	California Statewide Communities Development Authority, Revenue Bonds, Marin General Hospital, Green Series 2018A, 4.000%, 8/01/45 (UB) (5)	8/23 at 100.00	A-	1,086,408
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
3,550	5.750%, 7/01/24	9/19 at 100.00	CC	3,549,752
2,055	5.750%, 7/01/30	9/19 at 100.00	CC	2,054,938
2,220	5.750%, 7/01/35	9/19 at 100.00	CC	2,219,911
9,280	5.500%, 7/01/39	9/19 at 100.00	CC	9,279,814
185	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.750%, 7/01/25	9/19 at 100.00	CC	184,989

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,060	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 7.000%, 11/01/35	11/20 at 100.00	BB	$1,092,913
4,425	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2017, 4.000%, 11/01/47	11/27 at 100.00	Ba1	4,725,104
	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016:
1,085	5.000%, 11/01/36	11/26 at 100.00	Ba1	1,267,475
2,090	5.000%, 11/01/39	11/26 at 100.00	Ba1	2,419,468
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
1,000	8.000%, 12/01/26	12/21 at 100.00	BB	1,138,850
600	7.500%, 12/01/41	12/21 at 100.00	BB	671,688
2,500	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32 (4)	9/19 at 100.00	N/R	2,000,000
	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017:
1,000	4.000%, 1/01/42	1/28 at 100.00	Baa3	1,083,010
1,630	5.000%, 1/01/47	1/28 at 100.00	Baa3	1,906,301
200	Washington Township Health Care District, California, Revenue Bonds, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Baa1	236,372
176,975	Total Health Care			202,399,221
	Housing/Multifamily – 4.1%
1,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A	8/29 at 100.00	N/R	1,135,410
10,770	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49, 144A	4/29 at 100.00	N/R	12,111,619
2,000	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series 2014A-III, 4.600%, 8/01/39	2/24 at 100.00	A1	2,197,400
1,525	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series2019-1, 4.250%, 1/15/35	No Opt. Call	BBB+	1,826,523
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Senior Series 2014A:
1,515	5.250%, 8/15/39	8/24 at 100.00	BBB+	1,725,888
575	5.250%, 8/15/49	8/24 at 100.00	BBB+	647,007
1,270	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	1,403,439
480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	N/R	529,786
1,750	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Refunding Series 2017A, 4.000%, 11/15/48	11/27 at 100.00	A-	1,910,842
2,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Subordinate Series 2013B, 7.000%, 11/15/48	11/23 at 100.00	N/R	2,260,020
3,085	California Municipal Finance Authority, Student Housing Revenue Bonds, CHF-Davis I, LLC - West Village Student Housing Project, Series 2018, 4.000%, 5/15/48 – BAM Insured	11/28 at 100.00	Baa3	3,432,464

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 5,000	California Municipal Finance Authority, Student Housing Revenue Bonds, CHF-Riverside II LLC -UCR North District Phase I Student Housing Project, Series 2019, 5.000%, 5/15/52	11/29 at 100.00	Baa3	$6,111,650
	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Series 2017A:
890	5.000%, 7/01/37, 144A	7/27 at 100.00	B1	965,881
1,975	5.000%, 7/01/47, 144A	7/27 at 100.00	B1	2,109,043
450	California Statewide Communities Development Authority, College Housing Revenue Bonds, National Campus Community Development - Hooper Street LLC Project, Series 2019, 5.250%, 7/01/52, 144A	7/29 at 100.00	BB+	520,240
	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A:
1,000	5.000%, 6/01/36, 144A	6/26 at 100.00	N/R	1,138,210
2,090	5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	2,344,687
	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A:
740	5.000%, 5/15/39	5/22 at 100.00	A+	792,762
1,010	5.000%, 5/15/47	5/22 at 100.00	A+	1,078,246
1,000	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/36	9/25 at 100.00	N/R	1,103,770
1,340	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Feliz and Las Casitas De Sonoma, Refunding Series 2012, 5.000%, 10/15/47	10/22 at 100.00	BBB	1,429,351
315	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park, Refunding Series 2014, 5.000%, 6/15/49	6/24 at 100.00	A	356,281
2,110	Palmdale Housing Authority, California, Multifamily Housing Revenue Bonds, Impression, La Quinta, Park Vista & Summerwood Apartments, Series 2015, 5.250%, 6/01/45	6/25 at 100.00	N/R	2,242,867
440	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39 (AMT)	9/19 at 100.00	N/R	440,629
470	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place Inc Project, Series 2015A, 5.500%, 1/01/46	9/19 at 100.00	N/R	437,876
44,800	Total Housing/Multifamily			50,251,891
	Industrials – 0.1%
2,830	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC, Series 2016, 7.000%, 12/01/27 (AMT), 144A	12/23 at 102.00	N/R	1,415,000
750	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc, Series 2007A, 6.350%, 7/01/27 (AMT) (4)	10/19 at 100.00	N/R	8
3,580	Total Industrials			1,415,008
	Long-Term Care – 0.7%
3,000	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Episcopal Senior Communities, Refunding Series 2012A, 5.000%, 7/01/47	7/22 at 100.00	A-	3,216,960
3,700	California Statewide Communities Development Authority, Revenue Bonds, 899 Charleston Project, Refunding Series 2014A, 5.250%, 11/01/44, 144A	11/24 at 100.00	N/R	4,109,923

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 520	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	A-	$522,054
1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	A-	1,089,750
8,220	Total Long-Term Care			8,938,687
	Tax Obligation/General – 21.0%
	Allan Hancock Joint Community College District, California, General Obligation Bonds, Election 2006 Series 2012C:
6,050	0.000%, 8/01/42 (UB) (5)	8/35 at 100.00	AA	5,363,870
7,500	0.000%, 8/01/44 (UB) (5)	8/38 at 100.00	AA	6,098,025
3,595	Alvord Unified School District, Riverside County, California, General Obligation Bonds, 2007 Election Series 2011B, 0.000%, 8/01/43 – AGM Insured	No Opt. Call	A2	1,823,995
8,200	Anaheim Elementary School District, Orange County, California, General Obligation Bonds, Election 2016, Series 2018A, 4.000%, 8/01/48 (UB) (5)	8/27 at 100.00	Aa3	9,197,612
1,000	Aromas-San Juan Unified School District, San Benito, Santa Cruz and Monterey Counties, California, General Obligation Bonds, Series 2013B, 0.000%, 8/01/52 – AGM Insured	8/37 at 100.00	AA	744,290
	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,700	0.000%, 5/01/37 (6)	No Opt. Call	A+	1,342,150
6,925	0.000%, 5/01/42 (6)	5/40 at 100.00	A+	5,960,832
5,500	0.000%, 5/01/47 (6)	5/40 at 100.00	A+	4,670,765
1,250	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1039, 14.587%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	2,094,387
1,630	California State, General Obligation Bonds, Various Purpose Series 2013, 5.000%, 4/01/43	4/23 at 100.00	AA-	1,836,260
1,500	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45 (UB) (5)	3/25 at 100.00	AA-	1,760,565
5,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46 (UB) (5)	8/26 at 100.00	AA-	6,051,350
	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1041:
750	10.526%, 11/01/44, 144A (IF) (5)	11/24 at 100.00	AA-	1,034,887
545	10.526%, 11/01/44, 144A (IF) (5)	11/24 at 100.00	AA-	752,018
1,250	10.526%, 11/01/44, 144A (IF) (5)	11/24 at 100.00	AA-	1,724,812
1,005	10.515%, 11/01/44, 144A (IF) (5)	11/24 at 100.00	AA-	1,386,277
4,610	Central Unified School District, Fresno County, California, General Obligation Bonds, 2008 Election Series 2013B, 0.000%, 8/01/37	8/22 at 44.31	A2	1,936,523
3,800	Central Unified School District, Fresno County, California, General Obligation Bonds, 2016 Election Series 2018B, 4.000%, 8/01/48 (UB) (5)	8/26 at 100.00	Aa3	4,208,386
3,405	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2012D, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	A2	2,009,733
11,090	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Election 2012, Series 2016C, 4.000%, 8/01/40 (UB) (5)	8/26 at 100.00	AA+	12,477,470

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,115	Denair Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Baa2	$990,231
2,640	Elk Grove Unified School District, Sacramento County, California, General Obligation Bonds, Election of 2016, Series 2017, 4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	Aa2	2,929,661
	Escondido Union High School District, San Diego County, California, General Obligation Bonds, 2008 Election Series 2011C:
2,000	0.000%, 8/01/41 – BAM Insured	No Opt. Call	AA	1,142,480
1,400	0.000%, 8/01/51	No Opt. Call	AA-	579,250
5,000	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Crossover Refunding Series 2016B, 4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	Aa3	5,565,500
8,285	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Election 2010 Series 2014D, 4.000%, 8/01/47 (UB) (5)	8/24 at 100.00	Aa3	8,967,187
5,000	Gilroy Unified School District, Santa Clara County, California, General Obligation Bonds, Election of 2008 & 2016, Series 2019, 4.000%, 8/01/48 (UB) (5)	8/27 at 100.00	Aa3	5,608,300
4,560	Hartnell Community College District, Monterey County, California, General Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/47 (UB) (5)	8/27 at 100.00	AA	5,121,108
1,375	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2019A, 4.000%, 8/01/43 – AGM Insured	8/28 at 100.00	AA	1,558,796
1,000	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB-	1,174,990
1,205	Jamul Dulzura Union School District, San Diego County, California, General Obligation Bonds, Election 1995 Series 2004A, 0.000%, 11/01/28 – NPFG Insured	No Opt. Call	Baa2	1,013,309
	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010:
3,795	0.000%, 8/01/45 – AGM Insured (6)	No Opt. Call	A1	3,490,869
5,315	0.000%, 8/01/45 – AGM Insured (UB) (5)	No Opt. Call	A1	4,889,056
2,000	Livermore Valley Joint Unified School District, Alameda County, California, General Obligation Bonds, Election of 2016 Measure J, Series 2019, 4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	Aa3	2,233,000
6,235	Long Beach Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2008 Series 2008A, 0.000%, 6/01/30 – AGM Insured	No Opt. Call	AA	5,061,261
12,000	Long Beach Community College District, California, General Obligation Bonds, Refunding 2008 Election Series 2012B, 0.000%, 8/01/49 (UB) (5)	8/42 at 100.00	AA	10,055,400
2,625	Magnolia School District, California, General Obligation School Bonds Series 2011, 0.000%, 8/01/36	No Opt. Call	A+	1,627,526
10,900	Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2017A, 4.000%, 8/01/47 (UB) (5)	8/27 at 100.00	Aa2	12,241,245
1,000	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Election 1998 Series 2004, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Baa2	873,630
5,000	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2016A, 4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	A1	5,451,650
7,000	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2018, Series 2019A, 4.000%, 8/01/49 (UB) (5)	8/29 at 100.00	AA	8,159,690
650	Newman-Crows Landing Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election, Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	A1	628,661
2,000	Northern Inyo County Local Hospital District, California, General Obligation Bonds, Election 2005 Series 2009, 0.000%, 11/01/38 – AGC Insured	No Opt. Call	AA	1,048,060

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,250	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51	8/37 at 100.00	AA	$1,753,942
300	Palomar Community College District, San Diego County, California, General Obligation Bonds, Series 2010B, 0.000%, 8/01/45	8/40 at 100.00	AA	300,969
5,205	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 0.000%, 8/01/42	No Opt. Call	A+	2,760,524
1,350	Paso Robles Joint Unified School District, San Luis Obispo and Monteray Counties, California, General Obligation Bonds, Election 2006 Series 2010A, 0.000%, 9/01/34	No Opt. Call	A1	939,640
5,000	Pittsburg Unified School District, Contra Costa County, California, General Obligation Bonds, Refunding Series 2016, 4.000%, 8/01/40 (UB) (5)	8/26 at 100.00	Aa3	5,591,400
4,225	Placentia-Yorba Linda Unified School District, Orange County, California, General Obligation Bonds, Series 2011D, 0.000%, 8/01/46	No Opt. Call	AA-	1,927,403
6,015	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/46	No Opt. Call	AA-	2,790,118
4,725	River Delta Unified School District, School Faciliteis Improvement District 2, Sacramento and Solano Counties, California, General Obligation Bonds, Election 2004 Series 2008, 0.000%, 4/01/48 – AGM Insured	No Opt. Call	AA	2,021,166
6,500	Riverside Community College District, California, General Obligation Bonds, Election 2004 Series 2015E, 0.000%, 8/01/36	2/25 at 56.99	AA	3,295,305
1,215	Rohnerville School District, Humboldt County, California, General Obligation Bonds, Election 2010, Series 2012B, 0.000%, 8/01/47 – AGM Insured	No Opt. Call	AA	518,684
10,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 2012 Series 2013C, 4.000%, 7/01/42 (UB) (5)	7/23 at 100.00	AA-	10,762,100
	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012R-2:
1,990	0.000%, 7/01/41 (6)	7/40 at 100.00	AA-	2,123,191
15,000	0.000%, 7/01/41 (UB) (5)	7/40 at 100.00	AA-	16,003,950
1,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Tender Option Bond 2016-XF2355, 10.123%, 7/01/38, 144A (IF) (5)	7/23 at 100.00	AA-	2,623,936
2,500	Santa Barbara Secondary High School District, Santa Barbara County, California,General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 8/01/40 (UB) (5)	No Opt. Call	AA	1,437,375
10,000	Santa Clara Unified School District, Santa Clara County, California, General Obligation Bonds, Election of 2018, Series 2019, 4.000%, 7/01/48 (UB) (5)	7/26 at 100.00	AA+	11,211,300
7,655	Savanna Elementary School District, Orange County, California, General Obligation Bonds, Election 2008 Series 2012B, 0.000%, 2/01/52 – AGM Insured (6)	No Opt. Call	A2	7,825,324
	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C:
1,500	0.000%, 8/01/41	No Opt. Call	AA-	857,055
5,730	0.000%, 8/01/46	No Opt. Call	AA-	2,591,622
13,000	0.000%, 8/01/46 (UB) (5)	No Opt. Call	AA-	5,879,770
2,145	Turlock Unified School District, Stanislaus and Merced Counties, California, General Obligation Bonds, Elementary School Facilities Improvement District 1, 2016 Election Series 2017, 4.000%, 8/01/46 – AGM Insured	8/26 at 100.00	Aa3	2,380,349
5,010	Twin Rivers Unified School District, California, General Obligation Bonds, Series 2016, 0.000%, 8/01/41	8/26 at 52.83	A1	2,220,833

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,880	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/28 – FGIC Insured	No Opt. Call	AA-	$1,623,042
2,250	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 – AGM Insured (6)	8/31 at 100.00	A2	2,396,520
3,905	Windsor Unified School District, Sonoma County, California, General Obligation Bonds, 2008 Election Series 2011D, 0.000%, 8/01/38	No Opt. Call	A+	2,345,812
1,690	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/37	No Opt. Call	AA-	1,102,522
291,425	Total Tax Obligation/General			258,168,919
	Tax Obligation/Limited – 30.9%
1,000	Adelanto Community Facilities District Number 2006-2, San Bernadino County, California, Special Tax Bonds, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,131,270
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
330	0.000%, 9/01/28 – AGM Insured	No Opt. Call	A2	278,893
240	0.000%, 9/01/30 – AGM Insured	No Opt. Call	A2	190,553
4,475	0.000%, 9/01/34 – AGM Insured	No Opt. Call	A2	3,119,343
4,305	0.000%, 9/01/35 – AGM Insured	No Opt. Call	A2	2,906,392
1,030	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34	9/23 at 100.00	N/R	1,137,975
1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,105,550
2,590	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 7A-1, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	2,929,756
	Beaumont, California, Special Tax Bonds, Community Facilities District 2016-1 Fairway Canyon, Series 2019:
300	5.000%, 9/01/44	9/25 at 103.00	N/R	348,150
400	5.000%, 9/01/49	9/25 at 103.00	N/R	462,040
	Beaumont, California, Special Tax Bonds, Community Facilities District 93-1 Improvement Area 17C, Series 2018:
750	5.000%, 9/01/43	9/25 at 103.00	N/R	871,185
1,115	5.000%, 9/01/48	9/25 at 103.00	N/R	1,289,297
	Beaumont, California, Special Tax Bonds, Community Facilities District 93-1 Improvement Area 8D, Series 2018A:
750	5.000%, 9/01/43	9/25 at 103.00	N/R	871,185
1,035	5.000%, 9/01/48	9/25 at 103.00	N/R	1,196,791
1,900	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38	11/25 at 100.00	N/R	2,157,545
	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2003:
1,500	0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	AA-	1,264,485
2,300	0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA-	1,881,193
6,710	0.000%, 8/01/30 – AMBAC Insured	No Opt. Call	AA-	5,288,822

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,700	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	$1,963,228
5,600	California Community College Financing Authority, Lease Revenue Bonds, Refunding Series 2003, 0.000%, 6/01/33 – AMBAC Insured	No Opt. Call	AA+	3,577,224
	California Enterprise Development Authority, Lease Revenue Bonds, Riverside County Library Facilities Project, Series 2019:
1,900	4.000%, 11/01/49	11/27 at 100.00	A+	2,085,725
680	4.000%, 11/01/50	11/27 at 100.00	A+	742,295
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	2,292,300
2,000	California Statewide Communities Development Authority, Community Facilities District No 2015-01, Improvement Area No 2 University District, Special Tax Bonds, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	2,345,480
2,500	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015A, 5.625%, 9/01/45	9/25 at 100.00	N/R	2,693,850
860	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2007-1 Orinda Wilder Project, Refunding Series 2015, 5.000%, 9/01/37	9/25 at 100.00	N/R	985,534
1,000	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43	9/22 at 100.00	N/R	1,075,810
	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-02, Manteca Lifestyle Center, Series 2013A:
1,000	5.000%, 9/01/33	9/23 at 100.00	N/R	1,105,910
2,000	5.125%, 9/01/42	9/23 at 100.00	N/R	2,196,840
5,250	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2017-01 Horse Creek, Series 2018, 5.000%, 9/01/48	9/28 at 100.00	N/R	6,248,655
1,000	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Pacific Highlands Ranch Project, Series 2019, 5.000%, 9/02/49	9/29 at 100.00	N/R	1,206,250
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
3,510	5.000%, 9/02/35	9/25 at 100.00	N/R	3,818,178
1,120	5.000%, 9/02/40	9/25 at 100.00	N/R	1,208,245
975	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,003,772
2,275	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2014A, 5.000%, 9/02/43	9/22 at 100.00	N/R	2,435,592
2,060	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2014B, 5.000%, 9/02/44	9/24 at 100.00	N/R	2,198,514
2,240	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2016A, 5.000%, 9/02/45	9/26 at 100.00	N/R	2,501,296
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2016B:
1,690	5.000%, 9/02/36	9/26 at 100.00	N/R	1,945,258
3,310	5.000%, 9/02/46	9/26 at 100.00	N/R	3,762,278

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 480	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017A, 5.000%, 9/02/46	9/27 at 100.00	N/R	$527,021
375	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017B, 5.000%, 9/02/47	9/27 at 100.00	N/R	426,818
1,775	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017C, 5.000%, 9/02/47	9/27 at 100.00	N/R	2,006,815
605	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018A, 5.000%, 9/02/47	9/28 at 100.00	N/R	715,630
650	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Merged Redevelopment Project Area, Series 2007A, 4.500%, 8/01/35 – AMBAC Insured	9/19 at 100.00	Ba1	650,956
850	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Merged Redevelopment Project Area, Series 2007C, 4.500%, 8/01/35	9/19 at 100.00	BBB	851,029
315	Chino Public Financing Authority, California, Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/38	9/22 at 100.00	N/R	338,773
1,540	Chino, California, Special Tax Bonds, Community Facilities District 2016-3, Series 2017, 5.000%, 9/01/47	9/24 at 103.00	N/R	1,752,104
	Chula Vista, California, Special Tax Bonds, Community Facilities District 16-I Millenia Improvement Area 1, Series 2018:
1,000	5.000%, 9/01/43	9/25 at 103.00	N/R	1,162,150
1,250	5.000%, 9/01/48	9/25 at 103.00	N/R	1,447,862
320	City of Dublin, California, Community Facilities District No 2015-1, Dublin Crossing, Improvement Area No 1, Special Tax Bonds, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	373,597
1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	1,031,150
500	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.750%, 8/01/26	8/20 at 100.00	N/R	517,150
	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
320	5.000%, 9/01/22 – AMBAC Insured	9/19 at 100.00	N/R	320,810
500	5.250%, 9/01/27 – AMBAC Insured	9/19 at 100.00	N/R	501,150
210	5.000%, 9/01/32 – AMBAC Insured	9/19 at 100.00	N/R	210,382
670	Corona, California, Special Tax Bonds, Community Facilities District 2002-1 Dos Lagos Improvement Area 1, Refunding Series 2017, 5.000%, 9/01/37	9/24 at 103.00	N/R	769,328
855	Corona, California, Special Tax Bonds, Community Facilities District 2002-1 Dos Lagos, Refunding Series 2017, 5.000%, 9/01/34	9/24 at 103.00	N/R	987,226
	Corona, California, Special Tax Bonds, Community Facilities District 2018-1 Bedford, Series 2018A:
1,000	5.000%, 9/01/43	9/24 at 103.00	N/R	1,138,550
1,250	5.000%, 9/01/48	9/24 at 103.00	N/R	1,418,750
	Corona-Norco Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 05-1, Series 2016:
1,500	5.000%, 9/01/36	9/26 at 100.00	N/R	1,758,075
1,000	4.000%, 9/01/45	9/26 at 100.00	N/R	1,076,410

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Dana Point, California, Special Tax Bonds, Community Facilities District 2006-1 Series 2014:
$ 250	5.000%, 9/01/38	9/23 at 100.00	N/R	$270,833
1,250	5.000%, 9/01/45	9/23 at 100.00	N/R	1,359,087
990	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,112,998
2,800	Dublin, California, Special Tax Bonds, Community Facilities District 2015-1 Improvement Area 2 Dublin Crossing, Series 2019, 5.000%, 9/01/44	9/26 at 103.00	N/R	3,263,708
250	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	3/20 at 100.00	N/R	253,303
1,050	Elk Grove Finance Authority, California, Special Tax Revenue Bonds, Series 2018, 5.000%, 9/01/43	9/26 at 100.00	N/R	1,215,343
430	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairield Commons Project, Series 2008, 6.875%, 9/01/38	3/20 at 100.00	N/R	441,838
	Fillmore, California, Special Tax Bonds, Community Facilities District 5, Improvement Area, Series 2015A:
1,500	5.000%, 9/01/40	9/23 at 102.00	N/R	1,669,485
2,530	5.000%, 9/01/45	9/23 at 102.00	N/R	2,808,831
	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Folsom Community Facilities District 19 Mangini Ranch, Series 2019:
1,140	5.000%, 9/01/44	9/26 at 103.00	N/R	1,342,008
1,000	5.000%, 9/01/49	9/26 at 103.00	N/R	1,171,050
	Folsom, California, Special Tax Bonds, Community Facilities District 16 Islands at Parkshore Improvement Area 1, Series 2018:
500	4.000%, 9/01/43	9/19 at 103.00	N/R	515,390
1,545	4.000%, 9/01/48	9/19 at 103.00	N/R	1,592,493
1,135	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2018, 5.000%, 9/01/36	9/25 at 103.00	N/R	1,331,786
1,350	Fontana, California, Special Tax Bonds, Sierra Hills South Community Facilities District 22, Refunding Series 2014, 5.000%, 9/01/34	9/24 at 100.00	N/R	1,525,716
2,305	Fullerton, California, Special Tax Bonds, Community Facilities District 2 Amerige Heights, Series 2014, 5.000%, 9/01/44	9/23 at 100.00	N/R	2,496,154
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A:
5,000	5.000%, 6/01/40 (UB) (5)	6/25 at 100.00	A+	5,900,950
2,000	5.000%, 6/01/45 (UB) (5)	6/25 at 100.00	A+	2,347,560
3,750	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038, 13.591%, 6/01/45, 144A (IF) (5)	6/25 at 100.00	A+	6,356,475
500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	523,865
	Guam Government Department of Education, Certificates of Participation, John F Kennedy High School Project, Series 2010A:
880	6.625%, 12/01/30	12/20 at 100.00	B+	905,291
1,175	6.875%, 12/01/40	12/20 at 100.00	B+	1,213,458

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
$ 1,000	5.000%, 8/01/25 – AMBAC Insured	9/19 at 100.00	N/R	$1,014,690
1,000	5.000%, 8/01/35 – AMBAC Insured	9/19 at 100.00	N/R	1,010,510
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2007A:
365	4.625%, 8/01/37 – AMBAC Insured	9/19 at 100.00	N/R	367,011
745	4.750%, 8/01/42 – AMBAC Insured	9/19 at 100.00	N/R	749,105
150	5.000%, 8/01/42 – AMBAC Insured	9/19 at 100.00	N/R	150,827
1,990	Hesperia, California, Special Tax Bonds, Community Facilities District 2005-1 Belgate Development Restructuring Series 2014, 5.000%, 9/01/35	9/24 at 100.00	N/R	2,237,019
1,035	Imperial, California, Special Tax Bonds, Community Facilities District 2005-1 Springfield, Series 2015A, 5.000%, 9/01/36	9/25 at 100.00	N/R	1,188,811
155	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	9/19 at 100.00	A	155,510
620	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	704,401
795	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 15-2, Series 2015, 5.000%, 9/02/42	9/25 at 100.00	N/R	904,909
745	Irvine, California, Special Tax Bonds, Community Facilities District 2004-1 Central Park, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	846,015
500	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014, 5.000%, 9/01/39	9/24 at 100.00	N/R	560,415
900	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 4, Series 2016, 4.000%, 9/01/49	9/23 at 103.00	N/R	959,616
500	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 37 Eastvale Improveement Area 1,Series 2016, 3.250%, 9/01/46	9/21 at 103.00	N/R	507,730
700	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 37 Eastvale Improveement Area 2,Series 2016A, 3.250%, 9/01/46	9/21 at 103.00	N/R	709,051
1,400	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 43, Series 2016, 5.000%, 9/01/45	9/26 at 100.00	N/R	1,616,524
1,000	Jurupa Unified School District, California, Special Tax Bonds, Community Facilities District 11 Improvement Area B, Series 2017A, 4.000%, 9/01/47	9/24 at 103.00	N/R	1,075,780
3,380	Jurupa Unified School District, California, Special Tax Bonds, Community Facilities District 9, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	3,837,551
335	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2012C, 5.000%, 9/01/37	9/22 at 100.00	N/R	360,282
1,135	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,294,013
	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 13-1, Series 2017:
800	4.000%, 9/01/42	9/24 at 103.00	N/R	859,416
1,000	4.000%, 9/01/47	9/24 at 103.00	N/R	1,074,270
1,220	Lake Elsinore Unified School District, California, Special Tax Bonds, Community Facilities District 2004-2, Series 2005, 5.350%, 9/01/35	3/20 at 100.00	N/R	1,238,202

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Lake Elsinore Unified School District, California, Special Tax Bonds, Community Facilities District 2006-2 Improvement Area B, Series 2018, 4.000%, 9/01/48	9/24 at 100.00	N/R	$1,047,930
2,995	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2013, 5.000%, 9/01/37	9/22 at 100.00	N/R	3,220,284
2,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 5.375%, 9/01/32	9/22 at 100.00	N/R	2,132,460
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	1,138,370
	Lathrop, California, Special Tax Bonds, Community Facilities District 2018-1, Central Lathrop Specific Plan Improvement Areas 1-5 Special Tax Bonds, Series 2019:
605	5.650%, 9/01/38	9/26 at 103.00	N/R	642,692
970	5.750%, 9/01/43	9/26 at 103.00	N/R	1,032,410
	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B:
785	5.125%, 9/01/28	9/23 at 100.00	N/R	862,817
395	5.250%, 9/01/32	9/23 at 100.00	N/R	433,422
	Lincoln, California, Special Tax Bonds, Community Facilities District 2005-1 Sorrento Project, Series 2014A:
600	5.000%, 9/01/34	9/24 at 100.00	N/R	675,378
935	5.000%, 9/01/39	9/24 at 100.00	N/R	1,045,826
1,825	5.000%, 9/01/43	9/24 at 100.00	N/R	2,034,236
2,615	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42 (6)	8/29 at 100.00	Aa3	2,752,889
1,685	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45, 144A	3/25 at 100.00	N/R	1,754,692
1,275	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A	1,425,246
2,022	Manteca Unified School District, San Joaquin County, California, Certificates of Participation, Series 2004, 0.000%, 9/15/33 – NPFG Insured	No Opt. Call	Baa2	1,421,163
450	Marina Redevelopment Agency Successor Agency, California, Housing Tax Allocation Bonds, Series 2018B, 5.000%, 9/01/38	9/25 at 103.00	N/R	513,531
	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2014:
500	4.125%, 9/01/39	3/20 at 103.00	N/R	518,135
500	4.250%, 9/01/44	3/20 at 103.00	N/R	518,185
1,000	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2014-2, Series 2017, 5.000%, 9/01/47	9/24 at 103.00	N/R	1,138,050
	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilties District 2011-1, Improvement Area 1, Series 2015:
2,000	5.000%, 9/01/39	9/24 at 100.00	N/R	2,239,240
500	4.250%, 9/01/44	9/24 at 100.00	N/R	531,875
1,000	5.000%, 9/01/44	9/24 at 100.00	N/R	1,114,650

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,450	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilties District 2011-1, Improvement Area 4, Series 2019, 5.000%, 9/01/48	9/26 at 103.00	N/R	$1,705,432
	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A:
1,890	0.000%, 12/01/21 – AMBAC Insured	No Opt. Call	N/R	1,825,986
1,055	0.000%, 12/01/23 – AMBAC Insured	No Opt. Call	N/R	980,158
835	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B, 5.000%, 9/01/33	9/24 at 100.00	N/R	940,744
970	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2015-2, Series 2019, 5.000%, 9/01/48	9/25 at 103.00	N/R	1,109,845
1,085	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2015-3, Series 2019, 4.000%, 9/01/44	9/25 at 103.00	N/R	1,158,476
1,000	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007, 5.000%, 9/01/37	3/20 at 100.00	N/R	1,011,350
1,310	Murrieta Valley Unified School District Public Finance Authority, Riverside County, California, Refunding Bonds Series 2013, 5.000%, 9/01/33	9/23 at 100.00	N/R	1,448,401
825	Murrieta, California, Special Tax Bonds, Community Facilities District 2005-5 Golden City Improvement Area A, Series 2017, 5.000%, 9/01/46	9/27 at 100.00	N/R	965,101
330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A-	363,452
2,500	Oakley Public Financing Authority, Contra Costa County, California, Revenue Bonds, Refundinf Series 2014, 5.000%, 9/02/36 – BAM Insured	9/24 at 100.00	AA	2,923,625
1,250	Oceanside, California, Special Tax Bonds, Community Facilities District 2006-1, Pacific Coast Business Park, Series 2017, 5.000%, 9/01/38	9/25 at 102.00	N/R	1,451,275
1,000	Ontario, California, Special Tax Bonds, Community Facilities District 24 Park Place Facilities Phase I, Series 2016, 5.000%, 9/01/41	9/26 at 100.00	N/R	1,157,430
1,200	Ontario, California, Special Tax Bonds, Community Facilities District 28 New Haven Facilities - Area A, Series 2017, 5.000%, 9/01/47	9/24 at 103.00	N/R	1,363,212
1,170	Ontario, California, Special Tax Bonds, Community Facilities District 30 New Haven Facilities - Area B, Series 2017, 4.000%, 9/01/48	9/24 at 103.00	N/R	1,257,528
1,950	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A, 5.250%, 8/15/45	8/25 at 100.00	N/R	2,243,455
3,530	Palm Desert, California, Limited Obligation Improvement Bonds, Section 29 Assessment District 2004-02, Series 2007, 5.100%, 9/02/37	3/20 at 100.00	N/R	3,577,090
	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
100	5.000%, 9/01/21	3/20 at 100.00	N/R	100,375
285	5.300%, 9/01/32	3/20 at 100.00	N/R	286,314
740	5.450%, 9/01/32	3/20 at 100.00	N/R	743,944
1,095	5.500%, 9/01/36	3/20 at 100.00	N/R	1,100,628
1,230	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002, 0.000%, 12/01/30 – AMBAC Insured	No Opt. Call	AA-	958,847
1,120	Palmdale, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2005, 6.750%, 9/01/35	3/20 at 100.00	N/R	1,121,736

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 975	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 5.750%, 9/01/39	9/23 at 100.00	N/R	$1,095,061
985	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 6 &7, Refunding Series 2014E, 4.250%, 9/01/38	9/24 at 100.00	N/R	1,053,477
1,075	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2006-1, Meritage Homes, Refunding Series 2014B, 5.000%, 9/01/38	9/23 at 100.00	N/R	1,180,597
	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999:
2,990	0.000%, 8/01/27 – AMBAC Insured	No Opt. Call	A	2,572,118
2,500	0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	2,092,650
1,270	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Refunding Bonds, Series 2015B, 4.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA+	1,419,708
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
5,000	0.000%, 7/01/46	7/28 at 41.38	N/R	1,342,700
3,000	4.750%, 7/01/53	7/28 at 100.00	N/R	3,083,430
17,180	5.000%, 7/01/58	7/28 at 100.00	N/R	17,955,849
10,605	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40	7/28 at 100.00	N/R	10,803,844
1,200	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2005-1 Sunridge North Douglas Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,367,040
1,190	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2005-1 Sunridge North Douglas Series 2018, 4.000%, 9/01/42	9/24 at 103.00	N/R	1,283,082
3,000	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014, 5.650%, 10/01/38	9/19 at 100.00	N/R	3,006,750
500	Rancho Mirage, California, Special Tax Bonds, Community Facilities District 4A Del Webb Project, Series 2019A, 5.000%, 9/01/44	9/25 at 103.00	N/R	583,000
	Redwood City Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2, Series 2003A:
1,755	0.000%, 7/15/29 – AMBAC Insured	No Opt. Call	A	1,430,114
1,260	0.000%, 7/15/31 – AMBAC Insured	No Opt. Call	A	959,326
1,185	Rio Vista, California, Special Tax Bonds, Community Faciliites District 2018-1 Liberty Community, Series 2018-1, 5.000%, 9/01/48	9/25 at 103.00	N/R	1,370,239
1,250	Riverside County Asset Leasing Corporation, California, Lease Revenue Bonds, Capital Project, Tender Option Bond Trust 2015-XF1020, 14.639%, 11/01/45, 144A (IF) (5)	11/25 at 100.00	A+	2,280,900
1,295	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997, 0.000%, 6/01/26 – NPFG Insured	No Opt. Call	A1	1,153,651
3,155	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Refunding Series 2014E, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	3,425,320
2,115	Riverside County, California, Special Tax Bonds, Community Facilities District 03-1 Newport Road, Series 2014, 5.000%, 9/01/30	9/24 at 100.00	N/R	2,406,362
870	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012, 5.000%, 9/01/35	9/22 at 100.00	N/R	937,799

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
$ 660	5.000%, 9/01/32	9/22 at 100.00	N/R	$712,028
2,000	5.000%, 9/01/42	9/22 at 100.00	N/R	2,142,060
	Riverside County, California, Special Tax Bonds, Community Facilities District 07-2 Clinton Keith, Series 2017:
1,000	5.000%, 9/01/42	9/27 at 100.00	N/R	1,178,380
535	5.000%, 9/01/45	9/27 at 100.00	N/R	628,261
	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
1,010	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	Baa2	682,477
1,155	0.000%, 9/01/35 – NPFG Insured	No Opt. Call	Baa2	753,152
840	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	959,095
935	Rohnert Park Community Development Agency, California, Tax Allocation Bonds, Series 1999, 0.000%, 8/01/33	No Opt. Call	Baa2	655,977
3,775	Romoland School District, California, Special Tax Bonds, Community Facilities District 2004-1 Heritage Lake Improvement Area 3, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	N/R	4,127,094
1,120	Romoland School District, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2017, 5.000%, 9/01/44	9/27 at 100.00	N/R	1,316,515
820	Romoland School District, California, Special Tax Bonds, Community Facilities District 91-1, Series 2017, 5.000%, 9/01/41	9/27 at 100.00	N/R	967,666
1,050	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Parkard Campus Oaks, Series 2016, 5.500%, 9/01/46	9/26 at 100.00	N/R	1,222,368
1,100	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook, Series 2014, 5.000%, 9/01/34	9/24 at 100.00	N/R	1,243,682
500	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/33	9/25 at 100.00	N/R	578,795
1,500	Roseville, California, Special Tax Bonds, Community Facilities District 5 Fiddyment Ranch Public Facilities, Series 2017, 5.000%, 9/01/47, 144A	9/27 at 100.00	N/R	1,722,345
230	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.500%, 11/01/46	11/26 at 100.00	N/R	249,693
1,510	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100, 14.632%, 12/01/33 – AMBAC Insured, 144A (IF) (5)	No Opt. Call	A+	3,855,740
	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A:
4,295	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	Baa2	3,089,522
4,435	0.000%, 12/01/32 – FGIC Insured	No Opt. Call	Baa2	3,083,301
1,950	Sacramento County, California, Special Tax Bonds, Community Facilities District 2016-2 Florin Vineyard 1, Series 2018, 4.000%, 9/01/48	9/25 at 103.00	N/R	2,111,908
315	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	3/20 at 100.00	N/R	320,459

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 7, Series 2017-01:
$ 710	5.000%, 9/01/37, 144A	9/24 at 103.00	N/R	$808,094
1,900	5.000%, 9/01/47, 144A	9/24 at 103.00	N/R	2,148,995
428	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 12/31/26	No Opt. Call	N/R	149,800
480	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	Baa2	544,546
550	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2006-1 Lytle Creek North Improvement Area 1, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	626,538
1,200	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2006-1 Lytle Creek North Improvement Area 5, Series 2017, 4.000%, 9/01/48	9/24 at 103.00	N/R	1,289,124
345	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/46	9/25 at 100.00	N/R	391,306
965	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	N/R	1,067,300
1,250	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/43	8/24 at 100.00	A-	1,433,950
22,610	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%, 8/01/43, 144A	8/21 at 33.74	N/R	7,117,176
405	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	439,644
1,000	San Jacinto Unified School District, California, Community Facilities District 2003-1 Infrastructure Projects, Series 2016, 3.375%, 9/01/46	3/20 at 103.00	N/R	1,020,690
250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	Baa2	285,638
1,000	South Tahoe Joint Powers Financing Authority, California, Revenue Bonds, South Tahoe Redevelopment Project Area 1, Series 2014A, 4.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	1,090,740
5,000	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2002-1, Series 2014A, 5.000%, 9/01/39	3/24 at 100.00	AA	5,755,350
1,335	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2018, 5.000%, 9/01/43	9/24 at 103.00	N/R	1,522,554
	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2000-1, Tejon Industrial Complex Public Improvements, Refunding Series 2012:
1,635	5.500%, 9/01/30	9/22 at 100.00	N/R	1,798,369
500	5.500%, 9/01/33	9/22 at 100.00	N/R	547,825
2,000	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	3/23 at 100.00	N/R	2,180,800
2,000	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1, Tejon Industrial Complex Public Improvements-East, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	2,268,280

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,055	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	$1,139,558
400	Temecula Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Series 2014, 4.250%, 9/01/44	3/20 at 103.00	N/R	414,608
	Tracy, California, Special Tax Bonds, Community Facilities District 2016-1 Tracy Hills, Improvement Area 1, Series 2019:
1,285	5.000%, 9/01/44	9/25 at 103.00	N/R	1,489,199
1,875	5.000%, 9/01/49	9/25 at 103.00	N/R	2,162,925
605	Tustin, California, Special Tax Bonds, Community Facilities District 06-1 Tustin Legacy/Columbus Villages, Refunding Series 2015A, 5.000%, 9/01/37	9/25 at 100.00	A-	715,509
900	Tustin, California, Special Tax Bonds, Community Facilities District 14-1 Tustin Legacy/Standard Pacific, Refunding Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,021,797
700	Victor Valley Union High School District, San Bernardino County, California, Special Tax Bonds, Community Facilities District 2007-1, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	N/R	765,254
100	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	Caa2	99,750
2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Caa3	2,000,000
	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note - Diageo Project, Series 2009A:
2,000	6.625%, 10/01/29	10/19 at 100.00	Caa3	2,005,160
1,800	6.750%, 10/01/37	10/19 at 100.00	Caa3	1,800,594
600	West Hollywood Community Development Commission, California, Tax Allocation Revenue Bonds, East Side Redevelopment Project Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	A-	679,056
	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015:
350	5.250%, 9/01/35	9/25 at 100.00	N/R	383,047
785	5.250%, 9/01/45	9/25 at 100.00	N/R	850,288
3,665	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	4,094,501
2,805	West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Refunding Series 2016, 5.000%, 9/01/40	9/26 at 100.00	N/R	3,256,493
5,605	West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	6,561,213
2,155	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refinancing Project, Series 2017, 4.000%, 8/01/49 – AGM Insured (UB) (5)	8/27 at 100.00	AA	2,401,037
500	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A+	551,370
1,445	William S Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017, 5.000%, 9/01/47	9/26 at 100.00	N/R	1,666,403
1,990	Woodland, California, Special Tax Bonds, Community Facilities District 2004-1 Spring Lake, Refunding & Capital Projects Series 2016, 4.000%, 9/01/45	9/26 at 100.00	N/R	2,113,380
290	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 4.800%, 1/01/27 (4)	9/19 at 100.00	N/R	153,700

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 135	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1 Edgewater, Series 2005, 5.125%, 9/01/35	3/20 at 100.00	N/R	$ 135,711
377,440	Total Tax Obligation/Limited			380,182,367
	Transportation – 11.5%
4,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7, 4.000%, 4/01/49 (UB) (5)	4/27 at 100.00	A1	4,464,360
	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A:
3,250	5.000%, 12/31/43 (AMT)	6/28 at 100.00	BBB+	3,936,335
8,595	4.000%, 12/31/47 (AMT)	6/28 at 100.00	BBB+	9,454,500
2,000	5.000%, 12/31/47 (AMT)	6/28 at 100.00	BBB+	2,408,140
3,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.250%, 1/15/33	1/24 at 100.00	BB+	3,566,400
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
6,255	0.000%, 1/15/33	No Opt. Call	BBB-	4,320,453
3,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	BBB-	2,027,430
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
5,000	0.000%, 1/15/37 – AGM Insured	No Opt. Call	BBB-	3,162,700
1,775	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	BBB-	2,016,116
1,030	5.750%, 1/15/46	1/24 at 100.00	BBB-	1,207,428
6,095	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Term Rate Series 2013B-2, 3.500%, 1/15/53 – AGM Insured (UB) (5)	7/29 at 100.00	A2	6,486,909
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Term Rate Sub-Series 2013B-1:
8,505	3.950%, 1/15/53	7/27 at 100.00	BBB-	9,184,039
8,885	3.500%, 1/15/53	7/29 at 100.00	BBB-	9,322,942
	Guam International Airport Authority, Revenue Bonds, Series 2013C:
745	6.250%, 10/01/34 (AMT)	10/23 at 100.00	Baa2	871,002
500	6.125%, 10/01/43 – AGM Insured (AMT)	10/23 at 100.00	A2	587,980
	Guam Port Authority, Port Revenue Bonds, Private Activity Series 2018B:
250	5.000%, 7/01/36 (AMT)	7/28 at 100.00	Baa2	302,020
400	5.000%, 7/01/37 (AMT)	7/28 at 100.00	Baa2	481,704
23,890	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016A, 5.000%, 5/15/42 (AMT) (UB) (5)	5/26 at 100.00	AA-	28,294,599
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT) (UB) (5)	5/28 at 100.00	AA-	12,185,100
7,590	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019A, 5.000%, 5/01/44 (AMT) (UB) (5)	5/29 at 100.00	A+	9,361,506
5,660	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E, 4.000%, 5/01/50 (AMT) (UB) (WI/DD, Settling 9/10/19)	5/29 at 100.00	A+	6,360,595

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,290	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust 2015-XF1032, 13.488%, 5/01/44, 144A (IF) (5)	5/24 at 100.00	A+	$2,030,460
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B:
5,000	5.250%, 1/15/44	1/25 at 100.00	BBB-	5,721,900
2,000	5.250%, 1/15/49	1/25 at 100.00	BBB-	2,281,320
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
7,250	5.000%, 1/15/44	1/25 at 100.00	BBB	8,331,990
1,650	5.000%, 1/15/50	1/25 at 100.00	BBB	1,880,620
50	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa2	36,880
	Stockton Public Financing Authority, California, Lease Revenue Bonds, Parking & Capital Projects, Series 2004:
305	5.125%, 9/01/30 – FGIC Insured	9/19 at 100.00	Baa2	305,162
235	5.250%, 9/01/34 – FGIC Insured	9/19 at 100.00	Baa2	235,127
128,205	Total Transportation			140,825,717
	U.S. Guaranteed – 2.2% (7)
715	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R	768,403
85	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	BBB	89,332
1,335	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R	1,413,057
750	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa2	779,310
	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3	505,480
1,040	8.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	A3	1,052,210
1,000	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,084,770
1,270	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,369,301
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010:
1,000	5.250%, 7/01/25 (Pre-refunded 7/01/20)	7/20 at 100.00	BBB-	1,034,560
1,000	5.500%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	BBB-	1,036,610
	Guam Government, General Obligation Bonds, 2009 Series A:
1,000	6.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	1,011,300
1,500	7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	1,517,565

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
	Inglewood Public Financing Authority, California, Lease Revenue Bonds, Refunding Series 2012:
$ 2,530	0.000%, 8/01/23 (Pre-refunded 8/01/22)	8/22 at 93.78	A2	$2,300,706
1,600	0.000%, 8/01/25 (Pre-refunded 8/01/22)	8/22 at 82.01	A2	1,272,480
1,050	0.000%, 8/01/28 (Pre-refunded 8/01/22)	8/22 at 66.37	A2	675,791
2,430	0.000%, 8/01/33 (Pre-refunded 8/01/22)	8/22 at 45.44	A2	1,070,852
1,650	0.000%, 8/01/35 (Pre-refunded 8/01/22)	8/22 at 38.78	A2	620,582
	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air Force Base Redevelopment Project, Series 2011A:
300	7.250%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R	335,412
1,550	7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R	1,740,262
500	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air Force Base Redevelopment Project, Series 2011B, 7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R	561,885
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
500	5.125%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	527,825
650	5.250%, 1/01/42 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	687,239
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
10	5.500%, 11/01/19 (ETM)	No Opt. Call	N/R	10,071
500	6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	504,510
500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1	528,830
500	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40 (Pre-refunded 10/01/20)	10/20 at 100.00	A-	529,940
205	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42 (Pre-refunded 10/01/21)	10/21 at 100.00	A	230,992
250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 (ETM)	No Opt. Call	Baa2	288,103
530	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.250%, 9/01/29 (Pre-refunded 3/01/21)	3/21 at 100.00	A-	579,836
650	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.650%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	BBB+	735,858
500	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33 (Pre-refunded 12/01/21)	12/21 at 100.00	A+	566,740
990	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	1,189,911
28,590	Total U.S. Guaranteed			26,619,723
	Utilities – 6.6%
25	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/28	No Opt. Call	A-	32,774

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 700	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B, 2.876%, 11/15/26 (3-Month LIBOR *67% Reference Rate + 1.43% Spread) (8)	No Opt. Call	A-	$710,773
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B:
1,790	5.000%, 7/01/42 (UB) (5)	1/26 at 100.00	AA	2,145,959
2,240	5.000%, 7/01/45 (UB) (5)	1/26 at 100.00	AA	2,672,320
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A:
7,565	5.000%, 7/01/42 (UB) (5)	1/27 at 100.00	AA	9,281,347
25,000	5.000%, 7/01/47 (UB) (5)	1/27 at 100.00	AA	30,335,500
50	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.500%, 11/01/39	No Opt. Call	BBB+	79,974
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	BBB+	1,599,480
8,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY, 4.050%, 7/01/40	7/20 at 100.00	D	6,390,000
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2010DDD:
1,000	3.957%, 7/01/21	7/20 at 100.00	D	802,500
1,030	3.844%, 7/01/21	7/20 at 100.00	D	803,400
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
1,415	3.941%, 7/01/29	7/22 at 100.00	D	1,124,925
2,385	5.000%, 7/01/42	7/22 at 100.00	D	1,908,000
2,925	3.961%, 7/01/42	7/22 at 100.00	D	2,340,000
85	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 3.999%, 7/01/20	No Opt. Call	D	68,213
1,915	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 3.957%, 7/01/32	9/19 at 100.00	D	1,532,000
1,140	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/34 – NPFG Insured	No Opt. Call	D	1,234,232
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
500	3.978%, 7/01/24	7/20 at 100.00	D	401,250
3,000	3.978%, 7/01/27	7/20 at 100.00	D	2,407,500
1,020	3.978%, 7/01/31	7/20 at 100.00	D	818,550
135	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC, 3.957%, 7/01/24	7/20 at 100.00	D	108,338
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
1,445	3.926%, 7/01/25	7/20 at 100.00	D	1,152,387
95	3.978%, 7/01/26	7/20 at 100.00	D	76,238
485	3.978%, 7/01/35	9/19 at 100.00	D	389,212

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ:
$ 165	3.957%, 7/01/21	7/20 at 100.00	D	$132,413
275	3.978%, 7/01/25	7/20 at 100.00	D	220,688
215	3.978%, 7/01/26	7/20 at 100.00	D	172,538
3,430	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A, 4.102%, 7/01/36	7/23 at 100.00	D	2,816,887
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
915	3.988%, 7/01/24	9/19 at 100.00	D	734,287
1,000	3.978%, 7/01/33	9/19 at 100.00	D	802,500
295	3.999%, 7/01/38	9/19 at 100.00	D	236,737
2,380	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond Series 2010EE, 4.036%, 7/01/30	7/20 at 100.00	D	1,895,075
2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Series 2010BBB, 3.990%, 7/01/28	9/19 at 100.00	D	1,580,000
	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A:
1,000	5.000%, 11/01/29	No Opt. Call	BBB+	1,274,850
720	5.000%, 11/01/33	No Opt. Call	BBB+	958,435
2,000	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, BANS Series 2018B, 7.000%, 7/01/20, 144A	No Opt. Call	N/R	2,005,420
115	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/22	9/19 at 100.00	Caa2	112,674
79,455	Total Utilities			81,357,376
	Water and Sewer – 4.0%
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
200	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	Baa3	215,830
3,000	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	Baa3	3,219,480
2,000	Compton, California, Sewer Revenue Bonds, Series 2009, 6.000%, 9/01/39	9/19 at 100.00	N/R	2,003,380
500	Dinuba Financing Authority, California, Wastewater System Revenue Bonds, Series 2007, 5.375%, 9/01/38	9/19 at 100.00	N/R	503,470
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
500	5.250%, 7/01/33	7/23 at 100.00	BBB-	552,885
1,000	5.500%, 7/01/43	7/23 at 100.00	BBB-	1,108,080
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	BBB-	568,825
2,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A, 4.000%, 7/01/47 (UB) (5)	1/27 at 100.00	Aa2	2,243,920
2,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Tender Option Bond Trust 2015-XF2053, 16.835%, 7/01/44, 144A (IF) (5)	7/24 at 100.00	Aa2	3,660,900
1,500	Pico Rivera Water Authority, California, Revenue Bonds, Refunding Water System Project, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	Baa2	1,814,415

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
$ 2,535	6.000%, 7/01/38	9/19 at 100.00	C	$2,573,025
7,335	6.000%, 7/01/44	9/19 at 100.00	C	7,445,025
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
1,000	5.250%, 7/01/24	7/22 at 100.00	C	1,056,250
7,100	5.000%, 7/01/33	7/22 at 100.00	C	7,419,500
2,000	5.750%, 7/01/37	7/22 at 100.00	C	2,125,000
5,500	5.250%, 7/01/42	7/22 at 100.00	C	5,775,000
2,000	6.000%, 7/01/47	7/22 at 100.00	C	2,130,000
	San Joaquin County, California, Revenue Bonds, CSA County Service Area 31, Refunding Series 2018A:
1,250	5.000%, 8/01/38	8/28 at 100.00	N/R	1,473,725
1,500	5.000%, 8/01/42	8/28 at 100.00	N/R	1,756,605
1,250	Stockton Public Financing Authority, California, Water Revenue Bonds, Delta Water Supply Project, Series 2010A, 6.250%, 10/01/40	10/23 at 100.00	A3	1,497,937
44,670	Total Water and Sewer			49,143,252
$ 1,518,500	Total Municipal Bonds (cost $1,317,389,704)			1,438,595,451

Shares	Description (1)	Value
	COMMON STOCKS – 0.2%
	Airlines – 0.2%
94,060	American Airlines Group Inc., (9)	$ 2,474,719
	Total Common Stocks (cost $2,851,418)	2,474,719
	Total Long-Term Investments (cost $1,320,241,122)	1,441,070,170
	Floating Rate Obligations – (20.4)%	(251,160,000)
	Other Assets Less Liabilities – 3.2% (10)	39,219,376
	Net Assets – 100%	$ 1,229,129,546
Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(599)	12/19	$ (71,855,150)	$ (71,865,961)	$ (10,811)	$(56,156)
U.S. Treasury 10-Year Note	Short	(712)	12/19	(93,908,030)	(93,783,750)	124,280	(66,750)
Total				$(165,763,180)	$(165,649,711)	$113,469	$ (122,906)
Total receivable for variation margin on futures contracts							$ —
Total payable for variation margin on futures contracts							$(122,906)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(9)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR	London Inter-Bank Offered Rate
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen California Municipal Bond Fund
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.1%
	MUNICIPAL BONDS – 99.1%
	Consumer Staples – 3.0%
$ 540	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	9/19 at 100.00	A3	$545,416
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
2,480	5.600%, 6/01/36	9/19 at 100.00	B2	2,496,343
3,500	5.650%, 6/01/41	9/19 at 100.00	B2	3,522,505
2,315	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.125%, 6/01/38	9/19 at 100.00	BB	2,321,343
25,520	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47	6/22 at 100.00	N/R	26,345,572
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
9,835	5.375%, 6/01/38	9/19 at 100.00	B-	9,869,816
1,855	5.500%, 6/01/45	9/19 at 100.00	B-	1,861,641
3,700	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.000%, 6/01/37	9/19 at 100.00	BB+	3,715,725
49,745	Total Consumer Staples			50,678,361
	Education and Civic Organizations – 3.7%
5,000	California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2015, 5.000%, 4/01/40	4/25 at 100.00	A2	5,880,550
3,915	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	AA	4,674,862
3,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Refunding Series 2015, 5.000%, 11/01/36	11/25 at 100.00	A2	3,600,540
	California Infrastructure and Economic Development Bank, Revenue Bonds, The Walt Disney Family Museum, Refunding Series 2016:
250	5.000%, 2/01/30	2/26 at 100.00	A+	307,113
250	5.000%, 2/01/31	2/26 at 100.00	A+	305,160
1,500	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A, 6.750%, 8/01/33	8/23 at 100.00	BB-	1,682,400
1,125	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	1,263,600

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
$ 755	6.750%, 10/01/28	9/19 at 100.00	N/R	$756,034
1,500	7.000%, 10/01/39	9/19 at 100.00	N/R	1,501,650
625	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 5.750%, 1/01/22, 144A	No Opt. Call	N/R	647,181
1,275	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.000%, 1/01/35	1/25 at 100.00	N/R	1,293,347
	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep - Obligated Group, Series 2016:
410	5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	444,321
500	5.000%, 6/01/51, 144A	6/26 at 100.00	N/R	540,300
375	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A, 5.750%, 5/01/37, 144A	5/27 at 100.00	N/R	383,111
285	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education ? Obligated Group, Series 2016A, 5.000%, 6/01/36, 144A	6/25 at 100.00	N/R	307,202
750	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	BBB	847,050
830	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	BBB	936,871
5,235	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52	7/25 at 101.00	BBB	5,986,851
	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013:
2,000	6.900%, 7/01/43	7/23 at 100.00	BB+	2,280,560
4,040	7.000%, 7/01/48	7/23 at 100.00	BB+	4,613,357
500	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.400%, 3/01/26	3/20 at 100.00	Aa3	510,740
2,650	California State University, Systemwide Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/35	11/25 at 100.00	Aa2	3,214,821
1,700	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	B+	1,813,526
1,115	San Diego County, California, Limited Revenue Obligations, Sanford Burnham Prebys Medical Discovery Institute, Series 2015A, 5.000%, 11/01/28	11/25 at 100.00	A1	1,352,428
14,740	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/48	5/28 at 100.00	AA	18,301,331
54,325	Total Education and Civic Organizations			63,444,906
	Financials – 1.6%
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit, Series 2007A Sr. Bond:
4,079	0.000%, 8/01/42 (4)	No Opt. Call	N/R	2,967,353
10,427	0.000%, 8/01/43 (4)	No Opt. Call	N/R	7,585,661
16,000	0.000%, 8/01/44 (4)	No Opt. Call	N/R	11,640,000
7,838	0.000%, 8/01/46 (4)	No Opt. Call	N/R	5,702,350
38,344	Total Financials			27,895,364

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 8.6%
$ 2,430	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA-	$2,877,144
13,140	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	AA-	15,878,113
10,065	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48	11/27 at 100.00	AA-	12,334,557
10,845	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41	11/25 at 100.00	AA-	12,949,472
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A:
1,500	5.000%, 11/15/35	11/27 at 100.00	AA-	1,896,960
14,805	5.000%, 11/15/48	11/27 at 100.00	AA-	18,143,379
500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.250%, 3/01/21	9/19 at 100.00	A+	501,500
3,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.625%, 7/01/25	9/19 at 100.00	BBB+	3,021,180
455	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Refunding Series 2015, 5.000%, 11/15/32	11/25 at 100.00	Aa3	558,781
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2012A, 5.000%, 11/15/29	11/22 at 100.00	BBB+	1,113,480
3,000	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A, 5.000%, 8/15/47	8/27 at 100.00	BBB+	3,592,350
1,000	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	AA-	1,008,790
3,940	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	AA	4,579,817
830	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA-	949,653
1,825	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA-	2,097,582
6,000	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital - San Diego, Series 2011, 5.000%, 8/15/31	8/21 at 100.00	AA	6,427,740
250	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Baa2	295,465
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,810	5.250%, 11/01/36	11/26 at 100.00	BBB-	2,138,750
5,310	5.250%, 11/01/47	11/26 at 100.00	BBB-	6,188,062
2,000	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/47	10/26 at 100.00	BBB-	2,289,840
2,500	California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46	10/26 at 100.00	A-	2,928,125
5,295	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/34	12/24 at 100.00	BB	6,039,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
$ 2,400	5.000%, 12/01/41, 144A	6/26 at 100.00	BB	$2,727,048
17,650	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	20,184,540
	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A:
1,305	5.000%, 3/01/35	3/26 at 100.00	A+	1,560,493
1,000	5.000%, 3/01/45	3/26 at 100.00	A+	1,178,060
25	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A-	29,304
	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A:
100	5.000%, 8/15/46	8/26 at 100.00	A+	119,329
235	5.000%, 8/15/51	8/26 at 100.00	A+	278,057
500	California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2008A, 5.500%, 8/15/23	9/19 at 100.00	AA-	501,670
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
2,000	5.750%, 7/01/24	9/19 at 100.00	CC	1,999,860
2,380	5.750%, 7/01/30	9/19 at 100.00	CC	2,379,929
155	5.750%, 7/01/35	9/19 at 100.00	CC	154,994
2,240	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22	9/19 at 100.00	CC	2,239,866
3,000	Kaweah Delta Health Care District, California, Revenue Bonds, Series 2015B, 5.000%, 6/01/40	6/25 at 100.00	A3	3,417,150
1,335	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.375%, 12/01/25	12/20 at 100.00	BB-	1,382,606
1,580	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 7.000%, 11/01/35	11/20 at 100.00	BB	1,629,059
127,405	Total Health Care			147,591,705
	Housing/Multifamily – 0.8%
525	California Community Housing Agency, California, Essential Housing Revenue Bonds, Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A	8/29 at 100.00	N/R	596,090
600	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49, 144A	4/29 at 100.00	N/R	674,742
1,600	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series2019-1, 4.250%, 1/15/35	No Opt. Call	BBB+	1,916,352
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Senior Series 2014A:
170	5.250%, 8/15/39	8/24 at 100.00	BBB+	193,664
455	5.250%, 8/15/49	8/24 at 100.00	BBB+	511,980
1,580	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,704,061

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	N/R	$1,103,720
3,830	California Statewide Community Development Authority, Multifamily Housing Revenue Senior Bonds, Westgate Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34 – AMBAC Insured (AMT)	9/19 at 100.00	N/R	3,834,711
1,425	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/25	No Opt. Call	N/R	1,549,089
1,370	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	9/19 at 100.00	N/R	1,372,685
720	San Jose, California, Multifamily Housing Senior Lien Revenue Bonds, Fallen Leaves Apartments, Series 2002J1, 4.950%, 12/01/22 – AMBAC Insured (AMT)	9/19 at 100.00	N/R	720,929
13,275	Total Housing/Multifamily			14,178,023
	Long-Term Care – 0.1%
1,275	California Health Facilities Financing Authority, Revenue Bonds, Northern California Presbyterian Homes & Services Inc, Refunding Series 2015, 5.000%, 7/01/44	7/25 at 100.00	AA	1,489,289
	Tax Obligation/General – 22.5%
1,000	Acalanes Union High School District, Contra Costa County, California, General Obligation Bonds, Refunding Series 2010A, 0.000%, 8/01/26	No Opt. Call	Aa1	904,690
4,475	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Election 2014 Series 2019C, 3.000%, 8/01/42	8/27 at 100.00	AA	4,629,656
4,000	Alum Rock Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Refunding Series 2013A, 6.000%, 8/01/39	8/23 at 100.00	A1	4,688,040
8,310	Antelope Valley Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/42	2/27 at 100.00	AA	10,312,627
5,570	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C, 0.000%, 5/01/42 (5)	5/40 at 100.00	Aa3	4,794,489
	California State, General Obligation Bonds, Refunding Various Purpose Series 2016:
3,610	5.000%, 9/01/31	9/26 at 100.00	AA	4,488,999
3,565	5.000%, 9/01/32	9/26 at 100.00	AA	4,431,259
1,205	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA	1,414,212
21,830	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/33	2/25 at 100.00	AA	25,978,573
6,725	California State, General Obligation Bonds, Various Purpose Refunding Series 2016, 5.000%, 9/01/34	9/26 at 100.00	AA	8,346,398
	California State, General Obligation Bonds, Various Purpose Series 2009:
5,000	5.500%, 11/01/34	11/19 at 100.00	AA	5,033,550
4,060	6.000%, 11/01/39	11/19 at 100.00	AA	4,092,236
	California State, General Obligation Bonds, Various Purpose Series 2010:
5,000	5.250%, 3/01/30	3/20 at 100.00	AA	5,103,450
10,000	5.500%, 3/01/40	3/20 at 100.00	AA	10,218,100
4,000	5.250%, 11/01/40	11/20 at 100.00	AA	4,186,600

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	AA	$2,169,280
	California State, General Obligation Bonds, Various Purpose Series 2013:
5,860	5.000%, 2/01/38	2/23 at 100.00	AA	6,589,511
1,430	5.000%, 2/01/43	2/23 at 100.00	AA	1,602,916
	California State, General Obligation Bonds, Various Purpose Series 2014:
15,000	5.000%, 10/01/37	10/24 at 100.00	AA	17,583,450
2,470	5.000%, 5/01/44	5/24 at 100.00	AA	2,854,875
	California State, General Obligation Bonds, Various Purpose Series 2015:
3,000	5.000%, 3/01/45	3/25 at 100.00	AA	3,521,130
3,000	5.000%, 8/01/45	8/25 at 100.00	AA	3,557,370
4,375	California State, General Obligation Bonds, Various Purpose Series 2016, 5.000%, 9/01/46	9/26 at 100.00	AA	5,304,863
	California State, General Obligation Bonds, Various Purpose Series 2017:
2,545	5.000%, 11/01/31	11/27 at 100.00	AA	3,243,094
7,200	5.000%, 8/01/46	8/26 at 100.00	AA	8,713,944
18,340	California State, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 10/01/47	4/26 at 100.00	AA	21,998,097
5,230	California State, General Obligation Bonds, Various Purpose Series 2018 Bid Group A/B, 5.000%, 10/01/48	10/28 at 100.00	AA	6,570,135
	California State, General Obligation Bonds, Various Purpose Series 2019:
3,725	5.000%, 4/01/30	4/29 at 100.00	AA	4,946,837
6,580	5.000%, 4/01/32	4/29 at 100.00	AA	8,653,358
5,000	5.000%, 4/01/33	4/29 at 100.00	AA	6,558,250
2,880	Claremont Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2018, 5.000%, 8/01/48	8/28 at 100.00	Aa2	3,600,979
500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 6.800%, 8/01/39 – AGM Insured	8/27 at 100.00	AA	693,940
	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Refunding Series 2012:
11,200	0.000%, 8/01/40	8/22 at 36.36	Aa3	3,869,376
19,700	0.000%, 8/01/41	8/22 at 34.18	Aa3	6,394,817
	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1999A:
320	5.800%, 8/01/22 – NPFG Insured	No Opt. Call	Baa2	362,563
345	5.800%, 8/01/23 – NPFG Insured	No Opt. Call	Baa2	405,534
7,000	Hacienda La Puente Unified School District, Los Angeles County, California, General Obligation Bonds, 2016 Election, Series 2017A, 4.000%, 8/01/47	8/27 at 100.00	AAA	7,861,350
160	Jefferson Union High School District, San Mateo County, California, General Obligation Bonds, Series 2000A, 6.250%, 8/01/20 – NPFG Insured	No Opt. Call	AA-	164,222
30	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2009A, 5.500%, 8/01/29	9/19 at 100.00	Aa2	30,098

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 5,260	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2019B, 3.000%, 8/01/42 (WI/DD, Settling 9/05/19)	8/29 at 100.00	Aa2	$5,482,340
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1, 5.000%, 7/01/38	1/28 at 100.00	AAA	6,257,750
100	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Refunding Series 2005, 5.250%, 8/01/22 – FGIC Insured	No Opt. Call	Aa2	112,621
	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2018, Series 2019A:
7,400	5.000%, 8/01/44	8/29 at 100.00	Aa1	9,535,492
2,600	4.000%, 8/01/49	8/29 at 100.00	Aa1	3,030,742
7,695	Palmdale School District, Los Angeles County, California, General Obligation Bonds, 2016 Election Series 2017A, 5.250%, 8/01/42	8/27 at 100.00	AAA	9,646,760
2,745	Palomar Community College District, San Diego County, California, General Obligation Bonds, Election 2006 Series 2017D, 4.000%, 8/01/46	8/27 at 100.00	Aa1	3,107,230
9,440	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 0.000%, 8/01/45	2/33 at 100.00	Aa3	11,484,893
7,345	Pittsburg Unified School District, Contra Costa County, California, General Obligation Bonds, Election of 2014, Series 2018C, 5.000%, 8/01/47	8/26 at 100.00	AAA	8,838,973
7,500	Pleasanton Unified School District, Alameda County, California, General Obligation Bonds, Election of 2016, Series 2019, 3.000%, 8/01/42 (WI/DD, Settling 9/05/19)	8/25 at 100.00	Aa2	7,710,825
3,125	Rosemead School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2013B, 5.850%, 8/01/43 – AGM Insured	8/23 at 100.00	AA	3,659,938
1,935	San Benito High School District, San Benito and Santa Clara Counties, California, General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/42	8/27 at 100.00	Aa3	2,430,670
2,000	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2016, 5.000%, 8/01/41	8/26 at 100.00	AAA	2,444,240
12,695	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2016, Green Series 2017A-1, 5.000%, 8/01/47	8/27 at 100.00	AAA	15,666,519
5,000	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2016, Green Series 2019B-1, 3.000%, 8/01/49	8/29 at 100.00	AAA	5,251,450
15,400	San Jose, California, General Obligation Bonds, Disaster Preparedness, Public Safety & Infrastructure, Series 2019A-1, 5.000%, 9/01/49	3/29 at 100.00	AA+	19,425,714
1,535	San Leandro Unified School District, Alameda County, California, General Obligation Bonds, Election 2006 Series 2010C, 0.000%, 8/01/39 – AGC Insured	8/28 at 100.00	AA	1,452,294
10,280	San Mateo County Community College District, California, General Obligation Bonds, Election 2014 Series 2018B, 5.000%, 9/01/45	9/28 at 100.00	AAA	13,063,618
	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, 2016 Election Series 2018A:
5,000	5.000%, 8/01/43	8/28 at 100.00	AA+	6,325,750
5,580	4.000%, 8/01/47	8/28 at 100.00	AA+	6,393,397
2,345	Temecula Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2012 Series 2018C, 5.250%, 8/01/44	2/26 at 100.00	Aa3	2,831,634

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Tulare Local Health Care District, Tulare County, California, General Obligation Bonds, Series 2009B-1:
$ 500	6.375%, 8/01/25	9/19 at 100.00	Ba3	$501,710
1,005	6.500%, 8/01/26	9/19 at 100.00	Ba3	1,008,497
2,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 5.750%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	2,453,500
1,395	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2007 Measure S, Series 2014C, 5.000%, 8/01/39	8/24 at 100.00	Aa1	1,643,575
645	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A, 5.500%, 8/01/40	8/24 at 100.00	Aa3	769,053
1,100	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/24	No Opt. Call	AA-	1,369,137
770	West Covina Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2002A Refunding, 5.350%, 2/01/20 – NPFG Insured	No Opt. Call	A+	783,706
3,500	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (5)	No Opt. Call	Aa2	3,401,405
1,700	Yosemite Community College District, California, General Obligation Bonds, Refunding Series 2015, 5.000%, 8/01/32	8/25 at 100.00	Aa2	2,056,201
348,835	Total Tax Obligation/General			384,012,502
	Tax Obligation/Limited – 17.6%
1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17B, Series 2011A, 6.125%, 9/01/31	9/21 at 100.00	N/R	1,081,780
995	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	1,144,568
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	9/19 at 100.00	N/R	1,655,695
1,910	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	9/19 at 100.00	AA	1,915,997
2,725	California Community College Financing Authority, Lease Revenue Bonds, Refunding Series 2003, 0.000%, 6/01/33 – AMBAC Insured	No Opt. Call	AA+	1,740,703
1,960	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	9/19 at 100.00	AA+	1,965,684
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	AA-	2,332,440
	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B:
5,120	5.000%, 10/01/32	10/24 at 100.00	AA-	6,025,574
2,600	5.000%, 10/01/33	10/24 at 100.00	AA-	3,055,442
3,820	5.000%, 10/01/34	10/24 at 100.00	AA-	4,480,096
2,000	5.000%, 10/01/39	10/24 at 100.00	AA-	2,333,220
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/30	3/23 at 100.00	AA-	1,128,470

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 735	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	$756,690
	Chula Vista Municipal Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2013:
1,915	5.500%, 9/01/27	9/23 at 100.00	AA-	2,225,441
2,165	5.500%, 9/01/29	9/23 at 100.00	AA-	2,508,044
1,520	5.500%, 9/01/30	9/23 at 100.00	AA-	1,755,995
660	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	680,559
1,425	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.000%, 8/01/25	8/20 at 100.00	N/R	1,465,484
1,060	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,191,694
3,200	Dublin, California, Special Tax Bonds, Community Facilities District 2015-1 Improvement Area 2 Dublin Crossing, Series 2019, 5.000%, 9/01/39	9/26 at 103.00	N/R	3,761,440
1,500	Elk Grove Financing Authority, California, Special Tax Revenue Bonds, Series 2015, 5.000%, 9/01/38 – BAM Insured	9/25 at 100.00	AA	1,776,510
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A:
38,300	5.000%, 6/01/40	6/25 at 100.00	AA-	45,201,277
22,230	5.000%, 6/01/45	6/25 at 100.00	AA-	26,093,129
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
7,500	5.000%, 11/15/28	11/25 at 100.00	BB	8,642,775
6,375	5.000%, 11/15/29	11/25 at 100.00	BB	7,312,061
3,725	5.000%, 11/15/39	11/25 at 100.00	BB	4,173,415
1,660	Highland, California, Special Tax Bonds, Community Facilities District 01-1, Refunding, Series 2011, 5.500%, 9/01/28	9/21 at 100.00	A	1,797,614
1,000	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1 Huntington Center, Refunding Series 2013, 5.375%, 9/01/33	9/23 at 100.00	N/R	1,120,290
620	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	704,401
740	Irvine Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 06-1, Series 2010, 6.700%, 9/01/35	9/20 at 100.00	N/R	771,554
1,090	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 15-2, Series 2015, 5.000%, 9/02/42	9/25 at 100.00	N/R	1,240,693
	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014:
500	5.000%, 9/01/39	9/24 at 100.00	N/R	560,415
750	5.000%, 9/01/44	9/24 at 100.00	N/R	836,333
2,660	Irwindale Community Redevelopment Agency, California, Tax Allocation Bonds, City Industrial Development Project, Refunding Series 2006, 5.250%, 7/15/21 – AGM Insured	No Opt. Call	AA	2,825,904
150	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A, 5.000%, 9/01/23	No Opt. Call	A+	173,664

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 790	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/40	9/24 at 100.00	N/R	$882,533
1,620	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,846,962
	Lammersville Joint Unified School District, California, Special Tax Bonds, Community Facilities District 2007-1 Mountain House - Shea Homes Improvement Area 1, Series 2013:
1,000	6.000%, 9/01/38	9/23 at 100.00	N/R	1,141,980
1,750	6.000%, 9/01/43	9/23 at 100.00	N/R	2,011,450
1,870	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Area Sheriff's Facilities Projects, Refunding Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	9/19 at 100.00	A	1,874,918
1,120	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Fire Protection Facilities Project, Refunding Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	9/19 at 100.00	A	1,122,946
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	1,138,370
1,875	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/36	6/26 at 100.00	AAA	2,309,213
10,885	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A, 5.000%, 7/01/44	7/28 at 100.00	AAA	13,690,282
	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A:
15,075	5.000%, 7/01/39	7/27 at 100.00	AAA	18,826,263
5,075	5.000%, 7/01/42	7/27 at 100.00	AAA	6,287,367
100	Los Angeles, California, Certificates of Participation, Department of Public Social Services, Sonnenblick Del Rio West LA, Senior Lien Series 2000, 6.000%, 11/01/19 – AMBAC Insured	9/19 at 100.00	Aa2	100,375
	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A:
435	5.000%, 9/01/23	No Opt. Call	N/R	496,466
760	5.000%, 9/01/33 – BAM Insured	9/25 at 100.00	AA	900,524
1,600	5.000%, 9/01/35 – BAM Insured	9/25 at 100.00	AA	1,882,432
115	5.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA	134,825
1,455	Modesto, California, Special Tax Bonds, Community Facilities District 2004-1 Village One 2, Refunding Series 2014, 5.000%, 9/01/28	9/24 at 100.00	BBB+	1,699,018
4,055	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A-	4,466,055
	Oakland Redevelopment Successor Agency, California, Tax Allocation Bonds, Refunding Subordinated Series 2015-TE:
3,250	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	AA	3,864,250
3,215	5.000%, 9/01/36 – AGM Insured	9/25 at 100.00	AA	3,815,208
255	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A, 5.250%, 8/15/45	8/25 at 100.00	N/R	293,375

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
$ 2,655	5.250%, 9/01/30	9/23 at 100.00	N/R	$2,966,060
2,375	5.750%, 9/01/39	9/23 at 100.00	N/R	2,667,458
405	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	455,945
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
757	0.000%, 7/01/24	No Opt. Call	N/R	660,490
1,283	0.000%, 7/01/27	No Opt. Call	N/R	1,015,225
1,253	0.000%, 7/01/29	7/28 at 98.64	N/R	921,694
5,798	0.000%, 7/01/31	7/28 at 91.88	N/R	3,930,696
6,940	0.000%, 7/01/33	7/28 at 86.06	N/R	4,292,668
11,767	0.000%, 7/01/51	7/28 at 30.01	N/R	2,286,799
9,103	5.000%, 7/01/58	7/28 at 100.00	N/R	9,514,091
1,365	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40	7/28 at 100.00	N/R	1,390,594
17	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit, Series 2007A Sr. Bond, 0.000%, 8/01/47	No Opt. Call	N/R	4,675
	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014:
1,600	5.000%, 9/01/30	9/24 at 100.00	AA+	1,887,760
2,800	5.000%, 9/01/31	9/24 at 100.00	AA+	3,288,768
2,400	5.000%, 9/01/32	9/24 at 100.00	AA+	2,814,312
600	Rancho Cucamonga, California, Limited Obligation Improvement Bonds, Masi Plaza Assessment District 93-1, Series 1997, 6.250%, 9/02/22	3/20 at 100.00	N/R	610,212
1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Series 2013, 5.500%, 9/01/39	9/23 at 100.00	N/R	1,253,059
100	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	110,911
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015:
1,000	5.000%, 9/01/28	9/25 at 100.00	N/R	1,177,870
1,000	5.000%, 9/01/29	9/25 at 100.00	N/R	1,173,300
1,000	5.000%, 9/01/30	9/25 at 100.00	N/R	1,167,440
6,960	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment District 2 Bonds, Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	AA	8,440,670
630	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A+	646,745
185	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	AAA	189,917
200	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	227,900

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 435	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	N/R	$481,114
1,955	San Francisco City and County Redevelopment Agency, California, Hotel Occupancy Tax Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/25 – AGM Insured	6/21 at 100.00	AA	2,087,940
5,255	San Francisco City and County, California, Certificates of Participation, Refunding Series 2010A, 5.000%, 10/01/30	10/20 at 100.00	AA+	5,469,877
180	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	194,575
2,235	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community Facility District 99-02, Series 2018A, 5.000%, 9/01/43	9/25 at 103.00	N/R	2,595,126
105	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.125%, 9/01/37, 144A	9/27 at 100.00	N/R	113,277
	Tustin, California, Special Tax Bonds, Community Facilities District 06-1 Tustin Legacy/Columbus Villages, Refunding Series 2015A:
500	5.000%, 9/01/35	9/25 at 100.00	A-	593,875
395	5.000%, 9/01/37	9/25 at 100.00	A-	467,151
	Tustin, California, Special Tax Bonds, Community Facilities District 14-1 Tustin Legacy/Standard Pacific, Refunding Series 2015A:
50	5.000%, 9/01/40	9/25 at 100.00	N/R	56,975
100	5.000%, 9/01/45	9/25 at 100.00	N/R	113,533
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project, Series 2011A, 6.500%, 12/01/28	6/21 at 100.00	A+	1,138,465
25	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	9/19 at 100.00	Baa2	25,033
	Vista Community Development Commission Taxable Non-Housing Tax Allocation Revenue Bonds, California, Vista Redevlopment Project, Series 2011:
7,600	6.000%, 9/01/33	9/21 at 100.00	AA-	8,325,040
7,920	6.125%, 9/01/37	9/21 at 100.00	AA-	8,686,814
1,540	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/45	11/21 at 100.00	A+	1,697,850
278,213	Total Tax Obligation/Limited			300,361,767
	Transportation – 13.8%
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
2,000	5.000%, 10/01/34	10/26 at 100.00	BBB+	2,388,860
2,570	5.000%, 10/01/37	10/26 at 100.00	BBB+	3,047,223
50	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2016A, 5.000%, 10/01/25	No Opt. Call	BBB+	59,906
8,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Series 2019S-H, 5.000%, 4/01/44	4/29 at 100.00	AA-	10,089,200
3,780	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BBB+	4,526,474

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
$ 8,335	5.750%, 1/15/46	1/24 at 100.00	A-	$9,770,787
8,415	6.000%, 1/15/53	1/24 at 100.00	A-	9,976,908
4,000	Guam International Airport Authority, Revenue Bonds, Series 2013C, 5.000%, 10/01/21 (AMT)	No Opt. Call	BBB+	4,144,040
	Long Beach, California, Harbor Revenue Bonds, Series 2015D:
1,000	5.000%, 5/15/33	5/25 at 100.00	AA	1,205,690
2,785	5.000%, 5/15/34	5/25 at 100.00	AA	3,347,570
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Private Activity/AMT Subordinate Series 2019A:
5,430	5.000%, 5/15/34 (AMT)	5/29 at 100.00	AA-	6,925,965
1,700	5.000%, 5/15/36 (AMT)	5/29 at 100.00	AA-	2,154,716
4,800	5.000%, 5/15/37 (AMT)	5/29 at 100.00	AA-	6,063,456
3,135	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D, 5.000%, 5/15/35 (AMT)	5/25 at 100.00	AA	3,677,669
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015E:
250	5.000%, 5/15/32	5/25 at 100.00	AA	300,540
600	5.000%, 5/15/33	5/25 at 100.00	AA	719,394
1,305	5.000%, 5/15/35	5/25 at 100.00	AA	1,555,051
355	5.000%, 5/15/41	5/25 at 100.00	AA	418,623
2,255	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016B, 5.000%, 5/15/46 (AMT)	5/26 at 100.00	AA-	2,658,442
15,650	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2017A, 5.000%, 5/15/47 (AMT)	5/27 at 100.00	AA-	18,679,684
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018A:
10,800	5.000%, 5/15/44 (AMT)	5/28 at 100.00	AA-	13,159,908
6,995	5.250%, 5/15/48 (AMT)	5/28 at 100.00	AA-	8,616,651
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C:
1,935	5.000%, 5/15/36 (AMT)	11/27 at 100.00	AA-	2,380,398
1,800	5.000%, 5/15/38 (AMT)	11/27 at 100.00	AA-	2,202,318
12,665	5.000%, 5/15/44 (AMT)	11/27 at 100.00	AA-	15,318,951
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019D:
2,500	5.000%, 5/15/33 (AMT)	11/28 at 100.00	AA-	3,165,975
1,025	5.000%, 5/15/34 (AMT)	11/28 at 100.00	AA-	1,294,042
2,765	5.000%, 5/15/39 (AMT)	11/28 at 100.00	AA-	3,440,434

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A:
$ 3,500	5.750%, 6/01/44	6/23 at 100.00	BBB	$3,917,935
8,250	5.750%, 6/01/48	6/23 at 100.00	BBB	9,218,963
2,300	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47	5/27 at 100.00	A+	2,791,993
6,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	A+	7,804,485
13,070	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)	5/26 at 100.00	A+	15,378,685
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A:
10,000	5.250%, 5/01/42 (AMT)	5/27 at 100.00	A+	12,257,600
20,955	5.000%, 5/01/47 (AMT)	5/27 at 100.00	A+	25,026,347
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D:
5,000	5.000%, 5/01/48 (AMT)	5/28 at 100.00	A+	6,052,800
5,000	5.250%, 5/01/48 (AMT)	5/28 at 100.00	A+	6,181,350
5,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018E, 5.000%, 5/01/48	5/28 at 100.00	A+	6,185,500
196,475	Total Transportation			236,104,533
	U.S. Guaranteed – 6.7% (6)
	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A:
1,810	7.000%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R	1,969,262
2,000	7.250%, 3/01/36 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R	2,183,360
2,665	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2011A, 0.000%, 8/01/34 (Pre-refunded 8/01/21)	8/21 at 36.61	AA-	956,655
1,000	California Educational Facilities Authority, Revenue Bonds, Pitzer College, Refunding Series 2009, 5.375%, 4/01/34 (Pre-refunded 4/01/20)	4/20 at 100.00	A	1,025,720
2,025	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2010B, 5.750%, 11/15/31 (Pre-refunded 11/15/20)	11/20 at 100.00	AA	2,140,911
2,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42 (Pre-refunded 8/15/20)	8/20 at 100.00	AA-	2,095,400
1,390	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	BBB	1,460,848
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3	1,010,960
1,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.125%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	A3	1,558,005
695	California State Public Works Board, Lease Revenue Bonds, California State University, J Paul Leonard & Sutro Library, Series 2009J, 5.500%, 11/01/26 (Pre-refunded 11/01/19)	11/19 at 100.00	A+	700,080

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2012D:
$ 3,000	5.000%, 9/01/33 (Pre-refunded 9/01/22)	9/22 at 100.00	A+	$3,372,690
4,000	5.000%, 9/01/34 (Pre-refunded 9/01/22)	9/22 at 100.00	A+	4,496,920
2,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30 (Pre-refunded 10/01/19)	10/19 at 100.00	A+	2,509,125
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	A+	2,017,380
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35 (Pre-refunded 3/01/20)	3/20 at 100.00	A+	3,075,930
2,000	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2011A, 6.000%, 6/01/33 (Pre-refunded 6/01/21)	6/21 at 100.00	N/R	2,178,020
1,705	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2010D, 0.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 52.75	AA+	890,828
1,000	Eden Township Healthcare District, California, Certificates of Participation, Installment Sale Agreement with Eden Hospital Health Services Corporation, Series 2010, 6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	1,036,990
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
2,040	5.250%, 1/01/27 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	2,156,872
515	5.125%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	543,660
1,260	5.200%, 1/01/34 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,331,354
4,125	5.250%, 1/01/35 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	4,361,321
275	5.250%, 1/01/37 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	290,755
4,580	5.250%, 1/01/42 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	4,842,388
	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011:
625	6.500%, 8/01/24 (Pre-refunded 8/01/21)	8/21 at 100.00	A	691,794
3,455	7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A	3,854,122
10,000	Newport-Mesa Unified School District, Orange County, California, General Obligation Bonds, Election of 2005, Series 2011, 0.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 24.49	Aaa	2,398,600
1,000	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010, 6.000%, 3/01/36 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R	1,024,810
7,600	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	7,668,552
3,625	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1	3,834,017
4,000	Pittsburg Unified School District Financing Authority, Contra Costa County, California, General Obligation Bonds, Pittsburg Unified School District Bond Program, Series 2011, 0.000%, 9/01/38 (Pre-refunded 9/01/21) – AGM Insured	9/21 at 27.77	AA	1,088,120
1,045	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A-	1,145,038

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E:
$ 2,950	6.250%, 10/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	A-	$3,119,094
480	6.500%, 10/01/40 (Pre-refunded 10/01/20)	10/20 at 100.00	A-	508,742
6,470	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2013A, 5.250%, 6/01/39 (Pre-refunded 6/01/23)	6/23 at 100.00	AA+	7,508,370
2,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2009A, 6.000%, 7/01/33 (Pre-refunded 7/01/24)	7/24 at 100.00	Aa2	2,479,460
1,185	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A-	1,282,656
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
80	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	86,825
105	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	113,958
3,500	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35 (Pre-refunded 8/01/20)	8/20 at 100.00	AA	3,645,950
1,000	San Lorenzo Unified School District, Alameda County, California, General Obligation Bonds, Election of 2008 Series 2011B, 6.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	A+	1,097,470
2,140	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28 (Pre-refunded 3/01/21)	3/21 at 100.00	AA+	2,325,089
3,500	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 6.500%, 8/01/26 (Pre-refunded 2/01/21)	2/21 at 100.00	A	3,776,220
500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	BBB+	555,215
1,225	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.000%, 9/01/25 (Pre-refunded 3/01/21)	3/21 at 100.00	A-	1,335,666
240	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.375%, 12/01/23 (Pre-refunded 12/01/21)	12/21 at 100.00	A+	269,434
3,040	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+	3,261,586
	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009:
10,710	6.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	10,799,214
2,395	5.750%, 11/01/45 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	2,413,058
320	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	355,293
121,275	Total U.S. Guaranteed			114,843,787
	Utilities – 10.0%
2,750	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Refunding Series 2006D, 2.625%, 11/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A-	2,873,173

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 10,725	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 2.625%, 11/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A-	$11,205,373
1,985	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014D, 5.000%, 7/01/44	7/24 at 100.00	AA	2,310,739
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016A:
3,300	5.000%, 7/01/40	1/26 at 100.00	AA	3,968,877
6,445	5.000%, 7/01/46	1/26 at 100.00	AA	7,679,926
4,165	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B, 5.000%, 7/01/37	1/26 at 100.00	AA	5,051,020
29,905	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/42	1/27 at 100.00	AA	36,689,846
40,800	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017C, 5.000%, 7/01/47	7/27 at 100.00	AA	50,059,968
7,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018A, 5.000%, 7/01/38	1/28 at 100.00	AA	8,828,890
15,435	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018D, 5.000%, 7/01/38	7/28 at 100.00	AA	19,693,054
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019A:
8,000	5.000%, 7/01/45	1/29 at 100.00	AA	10,108,720
9,555	5.000%, 7/01/49	1/29 at 100.00	AA	11,987,512
500	Northern California Energy Authority, California, Commodity Supply Revenue Bonds, Series 2018A, 4.000%, 7/01/49 (Mandatory Put 7/01/24)	No Opt. Call	A	552,135
140,565	Total Utilities			171,009,233
	Water and Sewer – 10.7%
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
5,000	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	Baa3	5,395,750
5,060	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	Baa3	5,430,190
2,565	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39, 144A	1/29 at 100.00	Baa3	3,133,558
355	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	9/19 at 100.00	AA	356,122
530	Compton, California, Sewer Revenue Bonds, Refunding Series 1998, 5.375%, 9/01/23 – NPFG Insured	9/19 at 100.00	Baa2	531,749
9,315	Contra Costa Water District, Contra Costa County, California, Water Revenue Bonds, Refunding Series 2019V, 5.000%, 10/01/49	10/29 at 100.00	AA+	11,894,323

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2017A:
$ 8,750	5.000%, 6/01/42	6/27 at 100.00	AAA	$10,842,300
5,000	5.000%, 6/01/45	6/27 at 100.00	AAA	6,163,400
8,000	4.000%, 6/01/45	6/27 at 100.00	AAA	9,062,160
5,265	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2019A, 5.000%, 6/01/44	6/29 at 100.00	AAA	6,784,058
5,695	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/37	6/25 at 100.00	AAA	6,848,067
4,695	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Series 2015C, 4.000%, 6/01/45	6/25 at 100.00	AAA	5,196,426
1,500	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2015B, 5.000%, 7/01/40	7/25 at 100.00	AA+	1,784,775
6,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch Water District Series 2016, 5.000%, 3/01/41	9/26 at 100.00	AAA	7,285,800
4,000	Livermore Valley Water Financing Authority, California, Water Revenue Bonds, Series 2018A, 5.000%, 7/01/47	7/27 at 100.00	AA+	4,927,480
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Refunding Series 2016B:
3,460	5.000%, 7/01/33	1/26 at 100.00	AA+	4,260,367
4,955	5.000%, 7/01/35	1/26 at 100.00	AA+	6,073,046
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A:
10,545	5.000%, 7/01/44	1/27 at 100.00	AA+	12,887,572
5,000	5.250%, 7/01/44	1/27 at 100.00	AA+	6,211,850
3,445	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018B, 5.000%, 7/01/48	7/28 at 100.00	AA+	4,300,497
10,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Series 2015C, 5.000%, 6/01/45	6/25 at 100.00	AA+	11,821,600
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A:
5,000	5.000%, 6/01/31	6/25 at 100.00	AA+	6,061,650
5,000	5.000%, 6/01/32	6/25 at 100.00	AA+	6,046,200
2,600	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A, 5.000%, 6/01/35	6/23 at 100.00	AA	2,961,322
1,000	Norco Financing Authority, California, Enterprise Revenue Refunding Bonds, Series 2009, 5.625%, 10/01/34 – AGM Insured	10/19 at 100.00	AA	1,003,260
1,775	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	9/19 at 100.00	N/R	1,801,625

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
$ 2,760	4.250%, 7/01/25	7/22 at 100.00	N/R	$2,832,450
740	5.500%, 7/01/28	7/22 at 100.00	N/R	784,400
2,745	5.750%, 7/01/37	7/22 at 100.00	N/R	2,916,562
2,250	6.000%, 7/01/47	7/22 at 100.00	N/R	2,396,250
	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B:
7,330	5.000%, 8/01/32	8/26 at 100.00	Aa3	9,163,746
12,735	5.000%, 8/01/39	8/26 at 100.00	Aa3	15,531,861
153,070	Total Water and Sewer			182,690,416
$ 1,522,802	Total Long-Term Investments (cost $1,555,949,338)			1,694,299,886
	Other Assets Less Liabilities – 0.9%			14,636,147
	Net Assets – 100%			$ 1,708,936,033
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.
(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen California Intermediate Municipal Bond Fund
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 89.9%
	MUNICIPAL BONDS – 89.9%
	Consumer Staples – 3.6%
$ 445	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/31	6/28 at 100.00	BBB	$ 542,655
	Education and Civic Organizations – 11.3%
150	California Educational Facilities Authority, Revenue Bonds, Art Center College of Design, Series 2018A, 5.000%, 12/01/28	No Opt. Call	Baa1	192,962
35	California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2015, 5.000%, 4/01/27	4/25 at 100.00	A2	42,203
220	California Educational Facilities Authority, Revenue Bonds, University of Southern California Series 2012A, 5.000%, 10/01/23	No Opt. Call	Aa1	256,469
150	California Health Facilities Financing Authority, Revenue Bonds, Los Angeles BioMedical, Series 2018, 5.000%, 9/01/28	No Opt. Call	Baa2	191,397
175	California Infrastructure and Economic Development Bank, Revenue Bonds, Salvation Army Western Territory, Refunding Series 2016, 5.000%, 9/01/27	9/26 at 100.00	A1	219,634
150	California Municipal Finance Authority, Revenue Bonds, California Lutheran University, Series 2018, 5.000%, 10/01/28	No Opt. Call	Baa1	192,984
100	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/21	No Opt. Call	BBB	106,127
400	University of California, General Revenue Bonds, Series 2017AY, 5.000%, 5/15/30	5/27 at 100.00	AA	515,580
1,380	Total Education and Civic Organizations			1,717,356
	Health Care – 11.7%
150	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017, 5.000%, 2/01/26	No Opt. Call	AA	187,524
175	California Health Facilities Financing Authority, Revenue Bonds, Stanford Health Care, Refunding Series 2017A, 5.000%, 11/15/28	11/27 at 100.00	AA	229,098
100	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A, 5.000%, 7/01/27	No Opt. Call	Baa2	124,266
60	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015, 5.000%, 11/01/22	No Opt. Call	BBB-	66,260
100	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A, 5.000%, 11/01/25	No Opt. Call	BBB-	119,153
100	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/23	No Opt. Call	BBB-	111,990
125	California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/25	No Opt. Call	A-	150,166
100	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.000%, 12/01/28, 144A	6/26 at 100.00	BB	117,683
50	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.000%, 12/01/28, 144A	6/28 at 100.00	BB	61,005

Nuveen California Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 200	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A-	$234,436
150	California Statewide Community Development Authority, Certificates of Participation, Methodist Hospital of Southern California, Series 2018, 5.000%, 1/01/29	1/28 at 100.00	BBB+	188,118
70	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.750%, 7/01/24	9/19 at 100.00	CC	69,995
100	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017, 5.000%, 1/01/29	1/28 at 100.00	BBB+	122,885
1,480	Total Health Care			1,782,579
	Housing/Multifamily – 0.2%
20	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series2019-1, 4.250%, 1/15/35	No Opt. Call	BBB+	23,954
	Tax Obligation/General – 7.7%
100	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2018A, 5.000%, 8/01/29	8/28 at 100.00	Aa2	133,118
150	California State, General Obligation Bonds, Refunding Various Purpose Series 2017, 5.000%, 8/01/26	No Opt. Call	AA	189,322
50	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2014, Series 2019, 5.000%, 8/01/29	8/27 at 100.00	AA	64,648
200	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1, 5.000%, 7/01/28	1/28 at 100.00	AAA	259,430
150	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Measure Q Election 2012, Series 2017E, 5.000%, 8/01/28	8/27 at 100.00	AAA	187,028
250	San Mateo County Community College District, California, General Obligation Bonds, Election 2014 Series 2018B, 5.000%, 9/01/29	9/28 at 100.00	AAA	335,170
900	Total Tax Obligation/General			1,168,716
	Tax Obligation/Limited – 25.5%
250	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Pacific Highlands Ranch Project, Series 2019, 5.000%, 9/02/29	No Opt. Call	N/R	318,155
75	City of Dublin, California, Community Facilities District No 2015-1, Dublin Crossing, Improvement Area No 1, Special Tax Bonds, Series 2017, 5.000%, 9/01/27	No Opt. Call	N/R	86,286
150	Dublin, California, Special Tax Bonds, Community Facilities District 2015-1 Improvement Area 2 Dublin Crossing, Series 2019, 5.000%, 9/01/29	9/26 at 103.00	N/R	181,161
100	Indian Wells Redevelopment Agency Sucessor Agency, California, Tax Allocation Bonds, Consolidated Whitewater Project Area, Refunding Subordinate Series 2015A, 5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	115,266
50	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015, 5.000%, 9/01/25	No Opt. Call	N/R	58,761
100	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A, 5.000%, 9/01/23	No Opt. Call	A+	115,776
150	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2017, 5.000%, 9/01/26	No Opt. Call	N/R	181,840

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 200	Long Beach, California, Marina Revenue Bonds, Alamitos Bay Marina Project, Series 2015, 5.000%, 5/15/21	No Opt. Call	BBB	$211,926
300	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A, 5.000%, 7/01/29	7/28 at 100.00	AAA	399,816
300	Orange County Local Transportation Authority, California, Measure M2 Sales Tax Revenue Bonds, Limited Tax Series 2019, 5.000%, 2/15/29	No Opt. Call	AA+	407,604
100	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2017A, 5.000%, 9/01/24	No Opt. Call	AA	120,002
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Refunding Series 2019:
100	5.000%, 9/01/28	9/26 at 103.00	N/R	122,612
150	5.000%, 9/01/29	9/26 at 103.00	N/R	183,474
400	Sacramento, California, Special Assessment Revenue Bonds, Sacramento Tourism Infrastructure District Convention Center Ballroom, Series 2019, 5.000%, 6/01/29	No Opt. Call	A2	529,064
275	San Diego Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2016A, 5.000%, 9/01/25	No Opt. Call	AA	341,597
95	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/26	8/24 at 100.00	N/R	109,004
65	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%, 8/01/26	No Opt. Call	A	81,941
25	San Mateo Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2015A, 5.000%, 8/01/27	8/25 at 100.00	A	29,972
100	Saugus/Hart School Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2016, 5.000%, 9/01/26	3/26 at 100.00	N/R	120,078
135	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community Facility District 99-02, Series 2018A, 5.000%, 9/01/28	9/25 at 103.00	N/R	162,392
3,120	Total Tax Obligation/Limited			3,876,727
	Transportation – 6.4%
100	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2016A, 5.000%, 10/01/25	No Opt. Call	BBB+	119,812
235	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/28 (AMT)	No Opt. Call	AA-	301,655
100	Peninsula Corridor Joint Powers Board, California, Farebox Revenue Bonds, Series 2019A, 5.000%, 10/01/29	No Opt. Call	A+	135,839
250	Port of Oakland, California, Revenue Bonds, Refunding Intermediate Lien Series 2017D Private Activitiy/AMT, 5.000%, 11/01/23 (AMT)	No Opt. Call	A	288,065
100	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 3/01/26 (AMT)	No Opt. Call	A	122,567
785	Total Transportation			967,938

Nuveen California Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 2.3% (4)
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
$ 100	5.250%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	$105,729
30	5.000%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	31,620
200	Ohlone Community College District, Alameda County, California, General Obligation Bonds, Election 2010 Series 2011A-1, 5.250%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	AA+	216,860
330	Total U.S. Guaranteed			354,209
	Utilities – 9.5%
40	Banning Financing Authority, California, Revenue Bonds, Electric System Project, Refunding Series 2015, 5.000%, 6/01/27 – AGM Insured	6/25 at 100.00	AA	48,099
250	California Department of Water Resources, Central Valley Project Water System Revenue Bonds, Series 2018AZ, 5.000%, 12/01/29	12/28 at 100.00	AAA	337,452
110	California Department of Water Resources, Power Supply Revenue Bonds, Series 2015O, 5.000%, 5/01/22	No Opt. Call	Aa1	121,771
300	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 2.625%, 11/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A-	313,437
250	City of Riverside California Refunding Electric Revenue Bonds, Series 2019A, 5.000%, 10/01/29	4/29 at 100.00	AA-	338,630
100	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018A, 5.000%, 7/01/30	1/28 at 100.00	AA	130,966
100	Northern California Energy Authority, California, Commodity Supply Revenue Bonds, Series 2018A, 5.000%, 7/01/24	No Opt. Call	A	115,607
30	Roseville Natural Gas Financing Authority, California, Gas Revenue Bonds, Series 2007, 5.000%, 2/15/23	No Opt. Call	A+	33,461
1,180	Total Utilities			1,439,423
	Water and Sewer – 11.7%
220	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund Revenue Bonds, Green Series 2018, 5.000%, 10/01/28	4/28 at 100.00	AAA	293,088
250	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/29, 144A	No Opt. Call	Baa3	322,000
100	Central Basin Municipal Water District, California, Revenue Bonds, Refunding Series 2016A, 5.000%, 8/01/24 – AGM Insured	No Opt. Call	AA	119,622
150	Public Utilities Commission of the City and County of San Francisco, California, Wastewater Revenue Bonds, Series 2018B, 5.000%, 10/01/28	4/28 at 100.00	AA	199,253
220	Santa Clara Valley Water District, California, Certificates of Participation, Refunding & Improvement Series 2017A, 5.000%, 2/01/27	2/26 at 100.00	Aa1	276,320
300	Stockton Public Financing Authority, California, Water Revenue Bonds, Refunding Green Series 2018A, 5.000%, 10/01/30 – BAM Insured	10/28 at 100.00	AA	388,305
160	Upper Santa Clara Valley Joint Powers Authority, California, Revenue Bonds, Santa Clara Water Division, Refunding Series 2017A, 5.000%, 8/01/21	No Opt. Call	AA+	172,637
1,400	Total Water and Sewer			1,771,225
$ 11,040	Total Long-Term Investments (cost $12,712,134)			13,644,782

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 9.6%
	MUNICIPAL BONDS – 9.6%
	Health Care – 4.0%
$ 300	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Variable Rate Demand Obligations, Series 2010B, 1.270%, 10/01/40 (Mandatory Put 10/10/19) (5)	10/19 at 100.00	A-1+	$300,000
300	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Variable Rate Demand Obligations, Series 2002B, 1.400%, 11/01/30 (Mandatory Put 10/09/19) (5)	11/19 at 100.00	A-1+	300,000
600	Total Health Care			600,000
	Tax Obligation/Limited – 1.6%
250	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Variable Rate Demand Obligations, Series 2008A, 1.200%, 4/01/38 (Mandatory Put 10/10/19) (5)	10/19 at 100.00	A-1	250,000
	Transportation – 4.0%
300	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Variable Rate Demand Obligations, Series 2019C, 1.220%, 4/01/53 (Mandatory Put 10/10/19) (5)	10/19 at 100.00	A-1	300,000
300	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Variable Rate Demand Obligations, Second Series 2018C, 1.310%, 5/01/58 (Mandatory Put 10/09/19) (5)	10/19 at 100.00	A-1	300,000
600	Total Transportation			600,000
$ 1,450	Total Short-Term Investments (cost $1,450,000)			1,450,000
	Total Investments (cost $14,162,134) – 99.5%			15,094,782
	Other Assets Less Liabilities – 0.5%			75,047
	Net Assets – 100%			$ 15,169,829
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

Statement of Assets and Liabilities
August 31, 2019
(Unaudited)
	California High Yield	California	California Intermediate
Assets
Long-term investments, at value (cost $1,320,241,122, $1,555,949,338 and $12,712,134, respectively)	$1,441,070,170	$1,694,299,886	$13,644,782
Short-term investments, at value (cost approximates value)	—	—	1,450,000
Cash	5,928,818	5,886,325	—
Cash collateral at brokers for investments in futures contracts(1)	1,490,623	—	—
Receivable for:
Interest	16,904,191	18,569,980	148,232
Investments sold	2,239,400	5,546,452	—
Shares sold	36,371,164	5,672,993	—
Other assets	58,542	119,576	4,969
Total assets	1,504,062,908	1,730,095,212	15,247,983
Liabilities
Cash overdraft	—	—	31,752
Floating rate obligations	251,160,000	—	—
Payable for:
Dividends	521,319	930,753	7,872
Interest	1,603,864	—	—
Investments purchased	16,751,952	16,758,772	—
Shares redeemed	3,730,331	2,115,224	8,532
Variation margin on futures contracts	122,906	—	—
Accrued expenses:
Custodian fees	68,034	64,125	7,224
Management fees	520,733	673,107	733
Professional fees	45,338	60,401	13,464
Shareholder reporting expenses	34,107	43,506	5,588
Trustees fees	42,053	122,343	51
12b-1 distribution and service fees	172,014	180,314	367
Other	160,711	210,634	2,571
Total liabilities	274,933,362	21,159,179	78,154
Net assets	$1,229,129,546	$1,708,936,033	$15,169,829

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)
	California High Yield	California	California Intermediate
Class A Shares
Net assets	$ 545,438,261	$ 622,638,705	$ 1,512,166
Shares outstanding	53,004,187	53,821,304	141,738
Net asset value ("NAV") per share	$ 10.29	$ 11.57	$ 10.67
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 4.20% and 3.00%, respectively, of offering price)	$ 10.74	$ 12.08	$ 11.00
Class C Shares
Net assets	$ 78,761,084	$ 74,701,538	$ 110,080
Shares outstanding	7,658,774	6,482,829	10,333
NAV and offering price per share	$ 10.28	$ 11.52	$ 10.65
Class C2 Shares
Net assets	$ 26,832,570	$ 22,974,080	$ —
Shares outstanding	2,610,443	1,989,324	—
NAV and offering price per share	$ 10.28	$ 11.55	$ —
Class I Shares
Net assets	$ 578,097,631	$ 988,621,710	$13,547,583
Shares outstanding	56,221,580	85,347,480	1,268,958
NAV and offering price per share	$ 10.28	$ 11.58	$ 10.68
Fund level net assets consist of:
Capital paid-in	$1,129,741,988	$1,589,121,955	$14,292,182
Total distributable earnings	99,387,558	119,814,078	877,647
Fund level net assets	$1,229,129,546	$1,708,936,033	$15,169,829
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended August 31, 2019
(Unaudited)
	California High Yield	California	California Intermediate
Investment Income	$ 26,888,415	$ 29,495,851	$157,973
Expenses
Management fees	2,804,919	3,722,818	34,249
12b-1 service fees - Class A Shares	477,474	563,111	1,502
12b-1 distibution and service fees - Class C Shares	364,819	352,478	601
12b-1 distibution and service fees - Class C2 Shares	103,714	88,812	—
Shareholder servicing agent fees	195,324	277,674	1,898
Interest expense	2,251,516	60,964	204
Custodian fees	79,049	84,600	9,194
Professional fees	39,852	52,970	13,458
Trustees fees	14,005	20,821	184
Shareholder reporting expenses	23,540	33,919	2,611
Federal and state registration fees	37,795	29,907	5,260
Other	13,490	14,117	4,116
Total expenses before fee waiver/expense reimbursement	6,405,497	5,302,191	73,277
Fee waiver/expense reimbursement	—	—	(33,355)
Net expenses	6,405,497	5,302,191	39,922
Net investment income (loss)	20,482,918	24,193,660	118,051
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	484,310	4,377,729	(384)
Futures contracts	(9,337,696)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	91,679,893	80,409,658	693,051
Futures contracts	(500,932)	—	—
Net realized and unrealized gain (loss)	82,325,575	84,787,387	692,667
Net increase (decrease) in net assets from operations	$102,808,493	$108,981,047	$810,718
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	California High Yield		California		California Intermediate
	Six Months Ended 8/31/19	Year Ended 2/28/19	Six Months Ended 8/31/19	Year Ended 2/28/19	Six Months Ended 8/31/19	Year Ended 2/28/19
Operations
Net investment income (loss)	$ 20,482,918	$ 37,719,421	$ 24,193,660	$ 46,405,128	$ 118,051	$ 156,248
Net realized gain (loss) from:
Investments	484,310	1,866,408	4,377,729	(10,183,427)	(384)	(24,157)
Futures contracts	(9,337,696)	(4,463,758)	—	—	—	—
Swaps	—	3,315,831	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	91,679,893	(9,191,422)	80,409,658	2,040,479	693,051	265,675
Futures contracts	(500,932)	523,920	—	—	—	—
Swaps	—	(2,637,871)	—	—	—	—
Net increase (decrease) in net assets from operations	102,808,493	27,132,529	108,981,047	38,262,180	810,718	397,766
Distributions to Shareholders
Dividends
Class A Shares	(8,854,945)	(15,980,547)	(8,776,248)	(15,596,556)	(11,693)	(21,198)
Class C Shares	(1,069,936)	(2,092,071)	(823,477)	(1,723,483)	(463)	(1,035)
Class C2 Shares	(439,726)	(1,053,214)	(302,273)	(824,813)	—	—
Class I Shares	(9,336,256)	(17,062,409)	(14,901,888)	(28,973,498)	(102,484)	(130,632)
Decrease in net assets from distributions to shareholders	(19,700,863)	(36,188,241)	(24,803,886)	(47,118,350)	(114,640)	(152,865)
Fund Share Transactions
Proceeds from sale of shares	299,112,985	357,415,652	319,578,399	529,710,408	2,831,492	6,655,079
Proceeds from shares issued to shareholders due to reinvestment of distributions	16,650,674	30,906,839	19,123,799	36,486,685	69,361	63,141
	315,763,659	388,322,491	338,702,198	566,197,093	2,900,853	6,718,220
Cost of shares redeemed	(97,725,018)	(393,132,604)	(131,904,647)	(534,235,561)	(681,622)	(1,685,839)
Net increase (decrease) in net assets from Fund share transactions	218,038,641	(4,810,113)	206,797,551	31,961,532	2,219,231	5,032,381
Net increase (decrease) in net assets	301,146,271	(13,865,825)	290,974,712	23,105,362	2,915,309	5,277,282
Net assets at the beginning of period	927,983,275	941,849,100	1,417,961,321	1,394,855,959	12,254,520	6,977,238
Net assets at the end of period	$1,229,129,546	$ 927,983,275	$1,708,936,033	$1,417,961,321	$15,169,829	$12,254,520
See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended August 31, 2019
(Unaudited)
California High Yield
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$ 102,808,493
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(290,803,408)
Proceeds from sales and maturities of investments	8,927,909
Amortization (Accretion) of premiums and discounts, net	(288,738)
(Increase) Decrease in:
Receivable for interest	(3,438,265)
Receivable for investments sold	543,150
Receivable for variation margin on futures contracts	253,289
Other assets	(4,686)
Increase (Decrease) in:
Payable for interest	1,603,864
Payable for investments purchased	10,874,943
Payable for variation margin on futures contracts	122,906
Accrued custodian fees	(1,193)
Accrued management fees	145,332
Accrued professional fees	(6,777)
Accrued shareholder reporting expenses	93
Accrued Trustees fees	7,860
Accrued 12b-1 distribution and service fees	41,790
Accrued other expenses	45,945
Net realized (gain) loss from investments	(484,310)
Change in net unrealized (appreciation) depreciation of investments	(91,679,893)
Net cash provided by (used in) operating activities	(261,331,696)
Cash Flows from Financing Activities:
Proceeds from floating rate obligations	91,080,000
Cash distributions paid to common shareholders	(2,996,594)
Proceeds from sale of shares	265,555,762
Cost of shares redeemed	(97,017,801)
Net cash provided by (used in) financing activities	256,621,367
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(4,710,329)
Cash and cash collateral at brokers at the beginning of period	12,129,770
Cash and cash collateral at brokers at the end of period	$ 7,419,441
Supplemental Disclosure of Cash Flow Information	California High Yield
Cash paid for interest (excluding amortization of offering costs)	$ 2,251,516
Non-cash financing activities not included herein consists of reinvestments of share distributions	16,650,674
See accompanying notes to financial statements.

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Financial Highlights
(Unaudited)
California High Yield
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/06)
2020(f)	$9.51	$0.19	$ 0.78	$ 0.97	$(0.19)	$ —	$(0.19)	$10.29
2019	9.58	0.38	(0.08)	0.30	(0.37)	—	(0.37)	9.51
2018	9.35	0.39	0.21	0.60	(0.37)	—	(0.37)	9.58
2017	9.70	0.38	(0.35)	0.03	(0.38)	—	(0.38)	9.35
2016	9.59	0.42	0.10	0.52	(0.41)	—	(0.41)	9.70
2015	8.74	0.42	0.85	1.27	(0.42)	—	(0.42)	9.59
Class C (02/14)
2020(f)	9.50	0.15	0.78	0.93	(0.15)	—	(0.15)	10.28
2019	9.58	0.30	(0.09)	0.21	(0.29)	—	(0.29)	9.50
2018	9.35	0.31	0.21	0.52	(0.29)	—	(0.29)	9.58
2017	9.69	0.30	(0.34)	(0.04)	(0.30)	—	(0.30)	9.35
2016	9.58	0.34	0.10	0.44	(0.33)	—	(0.33)	9.69
2015	8.73	0.34	0.86	1.20	(0.35)	—	(0.35)	9.58
Class C2 (03/06)
2020(f)	9.50	0.16	0.78	0.94	(0.16)	—	(0.16)	10.28
2019	9.57	0.33	(0.09)	0.24	(0.31)	—	(0.31)	9.50
2018	9.34	0.33	0.22	0.55	(0.32)	—	(0.32)	9.57
2017	9.69	0.32	(0.34)	(0.02)	(0.33)	—	(0.33)	9.34
2016	9.57	0.37	0.11	0.48	(0.36)	—	(0.36)	9.69
2015	8.73	0.37	0.85	1.22	(0.38)	—	(0.38)	9.57
Class I (03/06)
2020(f)	9.50	0.20	0.77	0.97	(0.19)	—	(0.19)	10.28
2019	9.57	0.40	(0.09)	0.31	(0.38)	—	(0.38)	9.50
2018	9.34	0.40	0.22	0.62	(0.39)	—	(0.39)	9.57
2017	9.69	0.39	(0.34)	0.05	(0.40)	—	(0.40)	9.34
2016	9.57	0.43	0.12	0.55	(0.43)	—	(0.43)	9.69
2015	8.72	0.44	0.85	1.29	(0.44)	—	(0.44)	9.57

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

10.23%	$545,438	1.24%*	0.81%*	3.85%*	1%
3.15	417,134	1.17	0.83	3.99	20
6.46	402,777	1.01	0.81	4.00	5
0.25	413,223	0.93	0.84	3.85	22
5.59	384,498	0.85	0.85	4.36	9
14.83	294,922	0.85	0.85	4.56	10

9.81	78,761	2.04*	1.61*	3.05*	1
2.20	66,758	1.97	1.63	3.19	20
5.61	71,740	1.85	1.65	3.17	5
(0.44)	68,189	1.73	1.64	3.08	22
4.75	48,447	1.65	1.65	3.52	9
13.96	21,791	1.64	1.64	3.65	10

9.94	26,833	1.79*	1.36*	3.31*	1
2.57	28,101	1.71	1.37	3.44	20
5.87	37,003	1.60	1.40	3.43	5
(0.30)	41,673	1.48	1.39	3.32	22
5.12	49,296	1.41	1.41	3.84	9
14.14	52,873	1.40	1.40	4.05	10

10.34	578,098	1.04*	0.61*	4.05*	1
3.35	415,991	0.96	0.62	4.19	20
6.66	430,330	0.85	0.65	4.16	5
0.44	295,089	0.73	0.64	4.04	22
5.91	301,832	0.65	0.65	4.56	9
15.08	233,408	0.65	0.65	4.75	10
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended August 31, 2019.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
California
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2020(f)	$10.96	$0.17	$ 0.62	$ 0.79	$(0.18)	$ —	$(0.18)	$11.57
2019	11.02	0.35	(0.05)	0.30	(0.36)	—	(0.36)	10.96
2018	11.00	0.37	0.01	0.38	(0.36)	—	(0.36)	11.02
2017	11.32	0.36	(0.31)	0.05	(0.37)	—	(0.37)	11.00
2016	11.17	0.40	0.17	0.57	(0.42)	—	(0.42)	11.32
2015	10.55	0.44	0.62	1.06	(0.44)	—	(0.44)	11.17
Class C (02/14)
2020(f)	10.92	0.13	0.60	0.73	(0.13)	—	(0.13)	11.52
2019	10.98	0.26	(0.05)	0.21	(0.27)	—	(0.27)	10.92
2018	10.96	0.28	0.01	0.29	(0.27)	—	(0.27)	10.98
2017	11.27	0.26	(0.30)	(0.04)	(0.27)	—	(0.27)	10.96
2016	11.13	0.31	0.16	0.47	(0.33)	—	(0.33)	11.27
2015	10.52	0.35	0.61	0.96	(0.35)	—	(0.35)	11.13
Class C2 (09/94)
2020(f)	10.94	0.14	0.61	0.75	(0.14)	—	(0.14)	11.55
2019	11.00	0.29	(0.06)	0.23	(0.29)	—	(0.29)	10.94
2018	10.97	0.31	0.01	0.32	(0.29)	—	(0.29)	11.00
2017	11.29	0.29	(0.31)	(0.02)	(0.30)	—	(0.30)	10.97
2016	11.14	0.34	0.16	0.50	(0.35)	—	(0.35)	11.29
2015	10.52	0.38	0.62	1.00	(0.38)	—	(0.38)	11.14
Class I (07/86)
2020(f)	10.97	0.18	0.62	0.80	(0.19)	—	(0.19)	11.58
2019	11.03	0.37	(0.05)	0.32	(0.38)	—	(0.38)	10.97
2018	11.01	0.39	0.01	0.40	(0.38)	—	(0.38)	11.03
2017	11.32	0.38	(0.31)	0.07	(0.38)	—	(0.38)	11.01
2016	11.17	0.42	0.17	0.59	(0.44)	—	(0.44)	11.32
2015	10.55	0.47	0.61	1.08	(0.46)	—	(0.46)	11.17

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

7.23%	$622,639	0.75%*	0.74%*	3.02%*	9%
2.77	506,038	0.76	0.75	3.20	56
3.46	460,166	0.75	0.74	3.28	16
0.36	441,928	0.75	0.75	3.16	33
5.21	381,175	0.76	0.76	3.60	22
10.20	304,490	0.78	0.78	4.07	14

6.74	74,702	1.55*	1.54*	2.22*	9
1.94	66,305	1.56	1.55	2.40	56
2.64	75,799	1.55	1.55	2.48	16
(0.38)	84,321	1.55	1.55	2.33	33
4.29	49,383	1.56	1.56	2.76	22
9.26	16,841	1.57	1.57	3.15	14

6.93	22,974	1.30*	1.29*	2.47*	9
2.16	24,030	1.31	1.30	2.64	56
2.95	41,122	1.30	1.30	2.74	16
(0.22)	51,119	1.30	1.30	2.60	33
4.60	56,346	1.31	1.31	3.06	22
9.61	59,361	1.33	1.33	3.54	14

7.31	988,622	0.55*	0.54*	3.22*	9
2.93	821,588	0.56	0.55	3.40	56
3.62	817,770	0.55	0.55	3.48	16
0.61	696,134	0.55	0.55	3.35	33
5.38	634,702	0.56	0.56	3.80	22
10.38	444,064	0.58	0.58	4.28	14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended August 31, 2019.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
California Intermediate
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/16)
2020(f)	$10.13	$0.08	$ 0.54	$ 0.62	$(0.08)	$ —	$(0.08)	$10.67
2019	9.88	0.16	0.25	0.41	(0.16)	—	(0.16)	10.13
2018	9.78	0.16	0.08	0.24	(0.14)	—	(0.14)	9.88
2017(g)	10.00	0.06	(0.24)	(0.18)	(0.04)	—	(0.04)	9.78
Class C (10/16)
2020(f)	10.12	0.04	0.53	0.57	(0.04)	—	(0.04)	10.65
2019	9.86	0.09	0.25	0.34	(0.08)	—	(0.08)	10.12
2018	9.76	0.08	0.09	0.17	(0.07)	—	(0.07)	9.86
2017(g)	10.00	0.02	(0.24)	(0.22)	(0.02)	—	(0.02)	9.76
Class I (10/16)
2020(f)	10.14	0.09	0.54	0.63	(0.09)	—	(0.09)	10.68
2019	9.88	0.18	0.26	0.44	(0.18)	—	(0.18)	10.14
2018	9.78	0.18	0.08	0.26	(0.16)	—	(0.16)	9.88
2017(g)	10.00	0.05	(0.22)	(0.17)	(0.05)	—	(0.05)	9.78

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

6.16%	$ 1,512	1.26%*	1.26%*	1.09%*	0.76%*	0.76%*	1.59%*	2%
4.21	1,470	1.71	1.71	0.72	0.77	0.77	1.65	32
2.48	1,242	2.05	2.05	0.28	0.77	0.76	1.57	14
(1.75)	300	2.60*	2.60*	(0.27)*	0.76*	0.76*	1.57*	19

5.54	110	2.05*	2.05*	0.29*	1.56*	1.56*	0.78*	2
3.61	98	2.51	2.51	(0.07)	1.56	1.56	0.87	32
1.90	234	2.85	2.85	(0.51)	1.56	1.56	0.78	14
(2.42)	70	3.28*	3.28*	(1.18)*	1.56*	1.56*	0.55*	19

6.24	13,548	1.06*	1.06*	1.29*	0.56*	0.56*	1.78*	2
4.50	10,686	1.52	1.52	0.92	0.58	0.58	1.86	32
2.67	5,502	1.85	1.85	0.48	0.57	0.57	1.77	14
(1.69)	4,879	2.46*	2.46*	(0.39)*	0.56*	0.56*	1.51*	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended August 31, 2019.
(g)	For the period October 19, 2016 (commencement of operations) through February 28, 2017.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen California High Yield Municipal Bond Fund (“California High Yield”), Nuveen California Municipal Bond Fund (“California”), and Nuveen California Intermediate Municipal Bond Fund ("California Intermediate") (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. California was organized as a series of a predecessor trust prior to that date.
The end of the reporting period for the Funds is August 31, 2019, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2019 (the "current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and is recorded on an accrual basis. Investment income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds' financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official

Notes to Financial Statements (Unaudited) (continued)
Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
California High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$1,438,595,451	$ —	$1,438,595,451
Common Stocks	2,474,719	—	—	2,474,719
Investments in Derivatives:
Futures Contracts**	113,469	—	—	113,469
Total	$2,588,188	$1,438,595,451	$ —	$1,441,183,639

California	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$1,694,299,886	$ —	$1,694,299,886

California Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$13,644,782	$ —	$13,644,782
Short-Term Investments:
Municipal Bonds	—	1,450,000	—	1,450,000
Total	$ —	$15,094,782	$ —	$15,094,782

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	California High Yield	California	California Intermediate
Floating rate obligations: self-deposited Inverse Floaters	$251,160,000	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	87,455,000	—	—
Total	$338,615,000	$ —	$ —

Notes to Financial Statements (Unaudited) (continued)
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	California High Yield	California	California Intermediate
Average floating rate obligations outstanding	$211,095,788	$ —	$ —
Average annual interest rate and fees	2.09%	—%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facilities.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	California High Yield	California	California Intermediate
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$223,400,000	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	83,705,000	—	—
Total	$307,105,000	$ —	$ —
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:
	California High Yield	California	California Intermediate
Purchases	$290,803,408	$354,370,659	$1,883,655
Sales and maturities	8,927,909	131,622,163	290,150
Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:
	California High Yield	California
Outstanding when-issued/delayed delivery purchase commitments	$6,598,767	$13,086,124
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to- market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, California High Yield used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
California High Yield
Average notional amount of futures contracts outstanding*	$169,777,055

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
California High Yield
Interest rate	Futures contracts	—	$ —	Payable for variation margin on futures contracts*	$113,469
* Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund's Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Notes to Financial Statements (Unaudited) (continued)
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in net Unrealized Appreciation (Depreciation) of Futures Contracts
California High Yield	Interest rate	Futures contracts	$(9,337,696)	$(500,932)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 8/31/19		Year Ended 2/28/19
California High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	12,347,595	$122,520,742	16,687,046	$ 159,014,633
Class A – automatic conversion of Class C Shares	—	—	5	44
Class A – automatic conversion of Class C2 Shares	409	4,591	630	6,096
Class C	1,285,152	12,714,928	1,401,118	13,331,447
Class C2	1,317	13,104	48,723	458,933
Class I	16,431,979	163,859,620	19,397,268	184,604,499
Shares issued to shareholders due to reinvestment of distributions:
Class A	786,797	7,845,068	1,492,825	14,231,957
Class C	91,662	912,841	188,957	1,800,231
Class C2	39,287	390,620	96,929	923,608
Class I	753,002	7,502,145	1,464,366	13,951,043
	31,737,200	315,763,659	40,777,867	388,322,491
Shares redeemed:
Class A	(3,999,113)	(39,595,695)	(16,337,396)	(154,893,693)
Class C	(742,598)	(7,344,994)	(2,056,249)	(19,507,931)
Class C – automatic conversion to Class A Shares	—	—	(5)	(44)
Class C2	(388,200)	(3,835,802)	(1,052,152)	(10,028,341)
Class C2 – automatic conversion to Class A Shares	(410)	(4,591)	(631)	(6,096)
Class I	(4,749,970)	(46,943,936)	(22,019,485)	(208,696,499)
	(9,880,291)	(97,725,018)	(41,465,918)	(393,132,604)
Net increase (decrease)	21,856,909	$218,038,641	(688,051)	$ (4,810,113)

	Six Months Ended 8/31/19		Year Ended 2/28/19
California	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,661,424	$ 120,220,227	18,929,534	$ 207,249,688
Class A – automatic conversion of Class C2 Shares	—	—	58,684	650,054
Class C	951,779	10,685,156	1,039,379	11,348,997
Class C2	13,327	150,457	45,512	495,672
Class I	16,733,583	188,522,559	28,260,410	309,965,997
Shares issued to shareholders due to reinvestment of distributions:
Class A	675,979	7,647,322	1,265,219	13,882,181
Class C	63,204	712,110	135,472	1,480,911
Class C2	19,490	219,920	56,063	614,711
Class I	930,788	10,544,447	1,867,588	20,508,882
	30,049,574	338,702,198	51,657,861	566,197,093
Shares redeemed:
Class A	(3,683,155)	(41,496,549)	(15,828,474)	(172,808,976)
Class C	(604,830)	(6,786,597)	(2,005,307)	(21,900,575)
Class C2	(239,897)	(2,699,731)	(1,585,104)	(17,470,032)
Class C2 – automatic conversion to Class A Shares	—	—	(58,792)	(650,054)
Class I	(7,190,285)	(80,921,770)	(29,383,137)	(321,405,924)
	(11,718,167)	(131,904,647)	(48,860,814)	(534,235,561)
Net increase (decrease)	18,331,407	$ 206,797,551	2,797,047	$ 31,961,532

	Six Months Ended 8/31/19		Year Ended 2/28/19
California Intermediate	Shares	Amount	Shares	Amount
Shares sold:
Class A	16,172	$ 165,561	58,721	$ 588,699
Class C	3,114	32,200	—	—
Class I	252,241	2,633,731	607,952	6,066,380
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,098	11,459	2,093	20,789
Class C	34	362	83	826
Class I	5,501	57,540	4,163	41,526
	278,160	2,900,853	673,012	6,718,220
Shares redeemed:
Class A	(20,644)	(212,309)	(41,397)	(412,020)
Class C	(2,535)	(27,003)	(14,057)	(139,029)
Class I	(42,828)	(442,310)	(114,628)	(1,134,790)
	(66,007)	(681,622)	(170,082)	(1,685,839)
Net increase (decrease)	212,153	$2,219,231	502,930	$ 5,032,381
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Notes to Financial Statements (Unaudited) (continued)
The tables below present the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of August 31, 2019.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	California High Yield	California	California Intermediate
Tax cost of investments	$1,067,855,645	$1,556,472,150	$14,162,134
Gross unrealized:
Appreciation	$ 126,396,044	$ 139,585,196	$ 932,653
Depreciation	(4,340,076)	(1,757,460)	(5)
Net unrealized appreciation (depreciation) of investments	$ 122,055,968	$ 137,827,736	$ 932,648

California High Yield
Tax cost of futures contracts	$113,469
Net unrealized appreciation (depreciation) of futures contracts	—
Permanent differences, primarily due to treatment of notional principal contracts and taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of February 28, 2019, the Funds' last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2019, the Funds' last tax year end, were as follows:
	California High Yield	California	California Intermediate
Undistributed net tax-exempt income[1]	$4,716,374	$4,081,336	$31,539
Undistributed net ordinary income[2]	62,027	—	—
Undistributed net long-term capital gains	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2019 through February 28, 2019, and paid on March 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended February 28, 2019 was designated for purposes of the dividends paid deduction as follows:
	California High Yield	California	California Intermediate
Distributions from net tax-exempt income	$35,659,976	$47,049,459	$145,960
Distributions from net ordinary income[2]	579,844	1,078	—
Distributions from net long-term capital gains	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of February 28, 2019, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	California High Yield	California	California Intermediate
Not subject to expiration:
Short-term	$15,679,449	$21,815,081	$72,225
Long-term	—	—	—
Total	$15,679,449	$21,815,081	$72,225
During the Funds’ last tax year ended February 28, 2019, California High Yield utilized $1,103,409 of its capital loss carryforward.

7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	California High Yield	California	California Intermediate
For the first $125 million	0.4000%	0.3500%	0.3500%
For the next $125 million	0.3875	0.3375	0.3375
For the next $250 million	0.3750	0.3250	0.3250
For the next $500 million	0.3625	0.3125	0.3125
For the next $1 billion	0.3500	0.3000	0.3000
For the next $3 billion	–	0.2750	0.2750
For the next $5 billion	–	0.2500	0.2500
For net assets over $10 billion	–	0.2375	0.2375
For the next $8 billion	0.3250	–	–
For the next $5 billion	0.3125	–	–
For the next $5 billion	0.3000	–	–
For net assets over $20 billion	0.2875	–	–
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2019, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
California High Yield	0.1570%
California	0.1591%
California Intermediate	0.1570%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing

Notes to Financial Statements (Unaudited) (continued)
of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
California High Yield	N/A	N/A	1.00%
California	N/A	N/A	0.75%
California Intermediate	0.60%	July 31, 2021	N/A
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Sub-Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	California
Purchases	$12,440,433
Sales	—
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	California High Yield	California	California Intermediate
Sales charges collected	$858,766	$986,467	$ —
Paid to financial intermediaries	837,873	968,304	—
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	California High Yield	California	California Intermediate
Commission advances	$805,746	$951,569	$322
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	California High Yield	California	California Intermediate
12b-1 fees retained	$63,501	$54,321	$252
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	California High Yield	California	California Intermediate
CDSC retained	$44,301	$35,652	$ —

As of the end of the reporting period, Nuveen owned shares of the following Fund as follows:
California Intermediate
Class A Shares	2,500
Class C Shares	2,500
Class I Shares	495,000
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Fund utilized this facility. The Fund's maximum outstanding balance during the utilization period was a follows:
California
Maximum Outstanding Balance	$22,600,000
During the Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
California
Average daily balance outstanding	$9,224,324
Average annual interest rate	3.45%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Additional Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper California Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper California Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Glossary of Terms Used in this Report (continued)
Lipper California Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper California Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often result in lower borrowing costs for bond issuers.
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Yield Index: Comprises all of the bonds in the S&P Municipal Bond Index that are non-rated or rated BB+ by S&P and/or Ba1 or lower by Moody’s. The index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub- advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

Annual Investment Management Agreement Approval Process (continued)
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one- , three- and five- year periods ending December 31, 2018 (or for shorter periods available in the case of Nuveen California Intermediate Municipal Bond Fund (the “California Intermediate Fund”), which was not in existence for part of the foregoing timeframe), as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.

Annual Investment Management Agreement Approval Process (continued)
For Nuveen California High Yield Municipal Bond Fund (the “California High Yield Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period, the Fund ranked in the first quartile for the three- and five-year periods. In addition, although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods, the Fund outperformed its benchmark for the five-year period. The Board noted that the Fund’s relative peer performance improved in the first quarter of 2019. The Fund ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods ended March 29, 2019. The Board, however, noted the Performance Peer Group was ranked low for relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen California Municipal Bond Fund (the “California Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period, the Fund ranked in the second quartile for the three-year period and first quartile for the five-year period. Although the Fund’s performance was below or slightly below the performance of its benchmark for the one- and three-year periods, the Fund outperformed its benchmark for the five-year period. The Board was satisfied with the Fund’s overall performance.
For the California Intermediate Fund, the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund ranked in the second quartile of its Performance Peer Group for such period. The Board, however, recognized that the Fund was relatively new with a limited performance history, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that (a) the California High Yield Fund had a net management fee and a net expense ratio that were in line with the respective peer averages; (b) the California Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average; and (c) the California Intermediate Fund had a net management fee and a net expense ratio that were below the respective peer averages. In addition, the Board noted that the California Intermediate Fund did not incur a management fee after fee waivers and expense reimbursements for the last fiscal year.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.

In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay

Annual Investment Management Agreement Approval Process (continued)
the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the temporary or permanent expense cap applicable to each Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-CA-0819D969719-INV-B-10/20

Mutual Funds
31 August 2019
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Connecticut Municipal Bond Fund	FCTTX	FDCDX	FCTCX	FCTRX
Nuveen Massachusetts Municipal Bond Fund	NMAAX	NAAGX	NMACX	NBMAX
Nuveen New Jersey Municipal Bond Fund	NNJAX	NJCCX	NNJCX	NMNJX
Nuveen New York Municipal Bond Fund	NNYAX	NAJPX	NNYCX	NTNYX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Semiannual Report

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NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
In recent months, economic pessimism has been rising. An escalation in U.S.- China trade tensions and an unpredictable Brexit outcome top the list of geopolitical concerns. Global macroeconomic data shows a further moderation in growth as a result of weaker export and manufacturing activity across the U.S., Europe and Asia. Notably, in the U.S., some of the more historically reliable leading economic indicators have turned more downbeat and economic growth forecasts and corporate earnings outlooks continue to be downgraded. In this environment, equity market volatility has increased while safe-haven assets, including government bonds and gold, have rallied.
While these conditions have contributed to the market’s anxiety and certainly merit watching, it appears the likelihood of a near-term recession remains low. Consumer spending, buoyed by historically low unemployment and modest wage growth, has powered the economic recovery, even as business investment has been lackluster. Additionally, the sectors directly hit by trade, namely manufacturing and commodity-related businesses, represent a much smaller share of the overall economy than in the past. Central bank efforts to extend the economic cycle with lower interest rates encourages business and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Recession is not necessarily imminent if these factors can provide the economy with a measure of resilience, sustaining growth at a more subdued pace.
Outside the U.S., central banks and governments have been easing monetary conditions and rolling out fiscal spending programs to buffer slowing growth. The European Central Bank recently announced a stimulus plan, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy. Until there is more clarity on trade, however, the markets may experience bouts of risk-on, risk-off sentiment.
The opportunity set may be muted, but there may still be scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
October 25, 2019

4

Portfolio Managers’
Comments
Nuveen Connecticut Municipal Bond Fund
Nuveen Massachusetts Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Michael S. Hamilton, Paul L. Brennan, CFA, and Scott R. Romans, PhD, review key investment strategies and the Funds’ performance during the six-month period ended August 31, 2019.
Since 2011, Michael has managed the Nuveen Connecticut Municipal Bond Fund and the Nuveen Massachusetts Municipal Bond Fund, Paul has managed the Nuveen New Jersey Municipal Bond Fund and Scott has managed the Nuveen New York Municipal Bond Fund.
How did the Funds perform during the six-month reporting period ended August 31, 2019?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide total returns for the Funds for the six-month, one-year, five-year, ten-year and since inception periods ended August 31, 2019. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its benchmark and corresponding Lipper classification average.
During the reporting period, the Connecticut Fund slightly underperformed the S&P Municipal Bond Index, while the Massachusetts, New Jersey and New York Funds all outperformed this performance measure. Meanwhile, the Connecticut, Massachusetts and New Jersey Funds all surpassed their respective Lipper classification averages, while the New York Fund modestly trailed its Lipper classification average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?
Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.
All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
Nuveen Connecticut Municipal Bond Fund
The Class A Shares of the Nuveen Connecticut Municipal Bond Fund underperformed the S&P Municipal Bond Index for the six-month reporting period ended August 31, 2019.
Sector positioning modestly hurt the Fund’s relative performance, due largely to an overweighting in health care bonds. Because this sector trailed the index, the portfolio’s added exposure to this part of the market detracted from results. The composition of our higher-education exposure also hampered performance. Specifically, our allocation to this market segment consisted of bonds with shorter effective durations, which lagged in a market environment favoring longer duration issues.
Overall, however, duration (interest rate) positioning boosted the Fund’s results. Because we were overweighted on the longer end of the yield curve, particularly in bonds with an effective duration of eight years and longer, the Fund was well positioned to benefit from a steep decline in longer-term municipal interest rates. Simultaneously, our underweighting in bonds with an effective duration of four years and shorter also contributed, given these securities’ relative underperformance.
Credit quality positioning modestly lifted the Fund’s return, with lower credit ratings outperforming higher rated bonds, as investors were willing to accept more credit risk in their search for yield. Our biggest positive impact came from an underweighting in high quality bonds, especially those rated AAA, the market’s highest rating tier. We also benefited from our exposure to non-rated bonds, most notably recently restructured Puerto Rico sales tax bonds (commonly known as COFINAs).
For most of the six-month reporting period, robust new shareholder inflows kept us active purchasers in the municipal bond market. With these proceeds and those of bond calls and maturities, we were purchasing debt across several sectors, including health care, water and sewer, and higher education. Our new purchases continued to favor bonds with maturities of 20 years and longer, as these best allowed us to maintain our desired duration positioning.
One notable exception to this longer-term focus, however, occurred early in the reporting period, when we took advantage of a temporary opportunity to purchase variable rate demand notes (VRDNs) at unusually attractive yields, particularly relative to these securities’ lack of interest rate risk. VRDNs are short-term securities which see their interest rates reset every seven days and thus carry negligible duration risk. As the reporting period progressed and we found suitable new, longer bonds to add to the portfolio, we sold these VRDNs and used the sale proceeds to finance the new additions.
Another theme to our purchases was selectively adding to our allocation to Connecticut general obligation (GO) debt. We became more willing to invest in this part of the market due to positive steps the state was taking to improve its underlying financial position. These purchases added value for the Fund, as Connecticut GO bonds were particularly strong individual performers during the reporting period.
Also, we added a new position in Puerto Rico COFINA sales tax bonds. Our willingness to establish a modest allocation to these tax-exempt bonds reflects the progress the U.S. territory has made in addressing its substantial financial challenges. As COFINA has emerged through the bankruptcy process, we saw an opportunity to purchase the issuer’s restructured bonds, which we believed were more secure than earlier COFINA issues and offered our shareholders a desirable risk/reward trade-off.
Nuveen Massachusetts Municipal Bond Fund
The Class A Shares of the Nuveen Massachusetts Municipal Bond Fund outperformed the S&P Municipal Bond Index for the six-month reporting period ended August 31, 2019.
Duration (interest rate) positioning was by far the main factor behind the Fund’s outperformance relative to the index. An overweighting in bonds with effective durations between eight and twelve years added value, as these securities disproportionately benefited from falling interest rates on the long end of the yield curve. We also benefited from underweighting shorter-term issues, especially those with effective durations of four years and less, which underperformed.
6

Credit quality positioning also helped relative performance, albeit to a lesser degree than duration. Most notably, we benefited from relative overweightings in bonds with credit ratings of A and lower and from relative underweightings in bonds rated AA and higher. In an environment of narrowing credit spreads (meaning investors were willing to accept less income in exchange for taking on credit risk), bonds of lower rated borrowers generally outperformed their higher quality counterparts.
Meanwhile, sector positioning provided a mixed performance impact. On the negative side, we saw underperformance in the water and sewer category, reflecting the relatively lower durations of our holdings compared with the overall municipal bond market. In contrast, the Fund’s housing bonds were generally longer in duration, adding to results.
In managing the portfolio, we were actively purchasing new bonds, reflecting the substantial investment inflows we were receiving throughout the reporting period. When investing these proceeds, we continued to focus on maintaining the Fund’s effective duration to be sufficiently long and within our target range, two goals we accomplished by buying bonds with maturities of 20 years and longer.
Many of our new purchases were higher quality bonds, particularly within the AA credit rating. Although we often favor higher yielding lower rated bonds that we see as creditworthy, we found fewer than usual attractive values in this part of the market as credit spreads have narrowed.
New purchases took place across various sectors, highlighted by several health care issues and newly restructured Puerto Rico sales tax bonds, known as COFINAs. Besides their tax-exempt status for Massachusetts residents, these COFINA securities struck us as attractively priced relative to their credit risk.
Another theme in the portfolio involved occasional purchases of shorter-duration bonds subject to the alternative minimum tax (AMT). We noted that these securities’ yields were sufficiently high relative to other opportunities in the marketplace, thus compensating for the added tax liability certain individuals might face.
To keep the Fund invested while also taking advantage of a short-term market anomaly, early in the reporting period we purchased variable rate demand notes (VRDNs). These short-term securities see their interest rates reset every seven days and thus carry negligible duration risk. By purchasing these bonds, we obtained yields higher than one could get by holding cash, as we continued to search the marketplace for attractive longer-term investment opportunities.
Nuveen New Jersey Municipal Bond Fund
The Class A Shares of the Nuveen New Jersey Municipal Bond Fund outperformed the S&P Municipal Bond Index for the six-month reporting period ended August 31, 2019.
Investors in municipal bonds saw a big decline in interest rates during the reporting period, particularly on the long end of the yield curve. This drop in rates substantially lifted bond valuations and was a main driver of the strong performance we encountered in both the municipal bond market and the New Jersey Fund this reporting period.
Against this backdrop, favorable duration (interest rate) and yield curve positioning was our largest source of outperformance relative to the S&P index. With our longer portfolio duration, and our overweighting in the intermediate and longer segments of the yield curve, the Fund was able to benefit to a greater extent as long-term interest rates declined the most. As part of our duration management strategies, the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The hedging strategies performed as expected given the direction of interest rates during the reporting period. Although the Treasury futures detracted modestly from performance due to falling interest rates during this reporting period, they enabled the Fund to invest in longer duration bonds that were key contributors to performance.
Our overweighting in credit risk enhanced performance. Compared with the index, we had more exposure to bonds rated lower investment grade (A and BBB) and below investment grade (BB and lower). These overweightings added value, as lower rated bonds generally outperformed their higher quality counterparts in an environment of narrowing credit spreads (meaning investors were will-
7

Portfolio Managers’ Comments (continued)
ing to take on more credit risk in exchange for income). Notable areas of credit related outperformance included allocations to debt of the State of New Jersey (whose improving financial position proved attractive to investors), as well as the health care, tobacco and higher education sectors. Single-family housing bond issues of the New Jersey Housing and Mortgage Finance Agency, which were more highly rated, also contributed to relative performance.
One of the few negative factors for the Fund in an otherwise strong period of relative performance was an overweighting in pre-refunded debt. Although these bonds produced positive performance in absolute terms, their high quality, short-maturity nature led them to lag the market in an environment favoring bonds with the opposite characteristics.
Another performance challenge was an elevated average cash position at times due to strong shareholder inflows. When making new purchases, we favored bonds with intermediate and longer maturities, reflecting their more attractive valuations and the more limited supply of shorter bonds in the New Jersey marketplace. These longer-dated purchases resulted in a longer-than-desired portfolio duration, leading us to establish the interest rate hedge position we discussed earlier.
New purchases took place across several sectors, resulting in higher exposure to bonds of the State of New Jersey, local issuers, colleges and universities, and port facilities. Many of our new purchases this reporting period were tilted toward higher credit quality tiers; this reflected a combination of what we saw as better valuations and the types of supply that came to market during the reporting period.
Nuveen New York Municipal Bond Fund
The Class A Shares of the Nuveen New York Municipal Bond Fund outperformed the S&P Municipal Bond Index for the six-month reporting period ended August 31, 2019. The Fund also outperformed the state-specific S&P Municipal Bond New York Index for the same time frame.
The vast majority of the Fund’s outperformance relative to the national index came from favorable duration and yield curve positioning. Generally, bonds with longer durations (meaning they were more sensitive to changes in interest rates) outperformed their shorter-duration counterparts during the reporting period. This phenomenon helped the Fund, given that we were overweighted on the long end of the yield curve and underweighted on the curve’s short end.
To a much lesser extent, credit quality positioning also lifted relative performance. An overweighting in bonds rated lower investment grade (A and BBB) and below investment grade (BB and lower) added value, as did relative underweightings in bonds in the highest rating tiers, AAA and AA. As credit spreads narrowed during the reporting period (meaning investors were accepting less yield in exchange for assuming credit risk) our portfolio’s relative emphasis on lower rated bonds added value.
Meanwhile, sector positioning provided a mixed performance impact. On the positive side, our overweightings added value in the outperforming health care, tobacco and corporate-backed industrial development revenue sectors. In contrast, the Fund’s relative underweighting in tax-supported debt detracted, given that category’s outperformance of the overall market.
When receiving new shareholder investments throughout the reporting period, we frequently invested these proceeds in higher rated issues, which we generally believed were offering better risk/reward trade-offs than the lower rated, higher yielding issues we typically favor. Given the recent robust municipal market environment, our strategy has been to invest in these higher quality bonds as “placeholders,” which we eventually expect to replace with suitable lower rated issues should market conditions weaken and credit spreads again begin to widen.
At the same time, to help maintain our desired portfolio duration positioning, we also purchased certain shorter-maturity bonds at favorable credit spreads. These purchases included certain short puts in the utility sector offering favorable yields that helped support the Fund’s dividend.
During the reporting period, we sought to enhance the Fund’s diversification by buying bonds of less-frequent issuers in both the primary and secondary municipal markets. These purchases included bonds of Battery Park City and One Bryant Park, which were originally issued after September 11, 2001, to help finance reconstruction of affected areas in Manhattan. We also purchased New York City Transitional Finance Authority Building Aid Revenue Bonds, a relatively uncommon issuance type in the state.
8

Another management theme this reporting period involved trimming the Fund’s allocation in tobacco securitization bonds and using the sale proceeds to invest in selected Puerto Rico credits. (Bonds of Puerto Rico and other U.S. territories may include exemption from most federal, state and local taxes.) Our decision to reduce exposure to tobacco debt reflected elevated valuations in the sector after several years of strong performance, coupled with weaker fundamental trends that could pressure the bonds’ credit quality.
Within the Puerto Rico market, we focused on two issuance types: Puerto Rico Aqueduct and Sewer Authority (PRASA) bonds and recently restructured Puerto Rico sales tax bonds, known as COFINAs. We believed that both the PRASA and COFINA bonds offered an attractive risk/reward trade-off for the Fund’s shareholders, particularly compared to many other lower rated investment alternatives in the New York municipal marketplace.
9

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
10

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.
11

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Connecticut Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.77%	7.59%	3.35%	4.13%
Class A Shares at maximum Offering Price	1.29%	3.12%	2.47%	3.68%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%
Lipper Other States Municipal Debt Funds Classification Average	5.38%	7.24%	3.07%	3.86%
Class C2 Shares	5.38%	6.98%	2.78%	3.55%
Class I Shares	5.88%	7.82%	3.56%	4.34%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	5.27%	6.75%	2.51%	3.13%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.89%	7.62%	3.17%	3.71%
Class A Shares at maximum Offering Price	(0.48)%	3.11%	2.30%	3.27%
Class C2 Shares	3.60%	7.01%	2.62%	3.14%
Class I Shares	3.99%	7.84%	3.38%	3.92%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	3.49%	6.78%	2.35%	2.98%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.80%	1.60%	1.35%	0.60%
Effective Leverage Ratio as of August 31, 2019

Effective Leverage Ratio	0.63%
12

Nuveen Massachusetts Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.80%	8.27%	3.67%	4.81%
Class A Shares at maximum Offering Price	2.27%	3.68%	2.78%	4.36%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%
Lipper Massachusetts Municipal Debt Funds Classification Average	6.15%	7.88%	3.14%	4.03%
Class C2 Shares	6.54%	7.79%	3.12%	4.24%
Class I Shares	7.01%	8.57%	3.90%	5.02%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	6.32%	7.43%	2.84%	3.53%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.18%	8.28%	3.49%	4.11%
Class A Shares at maximum Offering Price	(0.18)%	3.75%	2.60%	3.67%
Class C2 Shares	3.90%	7.70%	2.93%	3.55%
Class I Shares	4.27%	8.48%	3.70%	4.33%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	3.78%	7.45%	2.66%	3.34%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.80%	1.60%	1.35%	0.60%
Effective Leverage Ratio as of August 31, 2019

Effective Leverage Ratio	0.32%
13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen New Jersey Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.86%	9.05%	4.21%	5.12%
Class A Shares at maximum Offering Price	2.39%	4.49%	3.32%	4.66%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%
Lipper New Jersey Municipal Debt Funds Classification Average	6.30%	8.28%	3.69%	4.41%
Class C2 Shares	6.59%	8.36%	3.62%	4.54%
Class I Shares	6.95%	9.25%	4.41%	5.32%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	6.48%	8.13%	3.38%	4.08%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.19%	9.09%	4.04%	4.60%
Class A Shares at maximum Offering Price	(0.20)%	4.49%	3.15%	4.15%
Class C2 Shares	4.00%	8.49%	3.48%	4.03%
Class I Shares	4.28%	9.29%	4.24%	4.81%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	3.79%	8.17%	3.20%	3.88%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.82%	1.62%	1.37%	0.62%
Effective Leverage Ratio as of August 31, 2019

Effective Leverage Ratio	1.85%
14

Nuveen New York Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.48%	8.23%	3.99%	4.66%
Class A Shares at maximum Offering Price	2.04%	3.71%	3.11%	4.21%
S&P Municipal Bond New York Index	5.84%	8.15%	3.69%	4.49%
S&P Municipal Bond Index	5.92%	8.26%	3.79%	4.72%
Lipper New York Municipal Debt Funds Classification Average	6.54%	8.24%	3.75%	4.41%
Class C2 Shares	6.20%	7.64%	3.41%	4.09%
Class I Shares	6.59%	8.46%	4.19%	4.87%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	6.08%	7.30%	3.14%	3.85%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.90%	8.17%	3.79%	4.12%
Class A Shares at maximum Offering Price	(0.46)%	3.61%	2.91%	3.67%
Class C2 Shares	3.62%	7.58%	3.21%	3.55%
Class I Shares	4.01%	8.40%	4.00%	4.32%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	3.50%	7.34%	2.97%	3.67%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.78%	1.58%	1.32%	0.58%
Effective Leverage Ratio as of August 31, 2019

Effective Leverage Ratio	0.36%
15

Yields    as of August 31, 2019
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Connecticut Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.76%	2.11%	2.33%	3.09%
SEC 30-Day Yield	1.12%	0.38%	0.62%	1.36%
Taxable-Equivalent Yield (47.8%)[2]	2.08%	0.70%	1.15%	2.52%
Nuveen Massachusetts Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.36%	1.68%	1.91%	2.64%
SEC 30-Day Yield	1.19%	0.46%	0.71%	1.44%
Taxable-Equivalent Yield (45.9%)[2]	2.19%	0.85%	1.31%	2.65%
16

Nuveen New Jersey Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.83%	2.15%	2.40%	3.14%
SEC 30-Day Yield	1.41%	0.68%	0.93%	1.67%
Taxable-Equivalent Yield (51.6%)[2]	2.82%	1.36%	1.86%	3.34%
Nuveen New York Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.79%	2.12%	2.39%	3.12%
SEC 30-Day Yield	1.31%	0.58%	0.83%	1.56%
Taxable-Equivalent Yield (49.6%)[2]	2.59%	1.15%	1.64%	3.09%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.
17

Holding Summaries    as of August 31, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Connecticut Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.8%
Other Assets Less Liabilities	0.8%
Net Assets Plus Floating Rate Obligations	100.6%
Floating Rate Obligations	(0.6)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Connecticut	91.5%
Guam	4.2%
Illinois	1.9%
Puerto Rico	1.2%
Florida	0.7%
New York	0.5%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	23.9%
Health Care	21.0%
Tax Obligation/Limited	14.9%
U.S. Guaranteed	12.0%
Water and Sewer	11.8%
Education and Civic Organizations	10.1%
Other	6.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	12.0%
AAA	2.1%
AA	31.8%
A	44.0%
BBB	5.8%
BB or Lower	1.6%
N/R (not rated)	2.7%
Total	100%
18

Nuveen Massachusetts Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	94.2%
Short-Term Municipal Bonds	2.3%
Other Assets Less Liabilities	3.5%
Net Assets	100%

States and Territories (% of total municipal bonds)
Massachusetts	94.8%
Guam	3.2%
Puerto Rico	1.7%
Georgia	0.3%
Total	100%
Portfolio Composition (% of total investments)
Education and Civic Organizations	26.1%
Health Care	23.3%
Tax Obligation/Limited	17.6%
Tax Obligation/General	13.5%
Water and Sewer	6.9%
Transportation	6.0%
Other	6.6%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	3.8%
AAA	9.3%
AA	51.9%
A	19.1%
BBB	11.4%
BB or Lower	3.5%
N/R (not rated)	1.0%
Total	100%
19

Holding Summaries    as of August 31, 2019 (continued)
Nuveen New Jersey Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	101.1%
Short-Term Municipal Bonds	0.3%
Other Assets Less Liabilities	0.5%
Net Assets Plus Floating Rate Obligations	101.9%
Floating Rate Obligations	(1.9)%
Net Assets	100%

States and Territories (% of total municipal bonds)
New Jersey	89.2%
Pennsylvania	5.5%
New York	2.6%
Delaware	1.3%
Puerto Rico	1.1%
Guam	0.3%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	20.6%
Education and Civic Organizations	18.5%
Transportation	14.6%
Health Care	12.1%
Tax Obligation/General	10.7%
U.S. Guaranteed	7.2%
Housing/Multifamily	5.4%
Other	10.9%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	6.1%
AAA	9.4%
AA	40.1%
A	25.9%
BBB	11.7%
BB or Lower	4.8%
N/R (not rated)	2.0%
Total	100%
20

Nuveen New York Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	96.9%
Short-Term Municipal Bonds	3.1%
Other Assets Less Liabilities	0.5%
Net Assets Plus Floating Rate Obligations and Borrowings	100.5%
Floating Rate Obligations	(0.4)%
Borrowings	(0.1)%
Net Assets	100%

States and Territories (% of total municipal bonds)
New York	96.0%
Puerto Rico	3.1%
Guam	0.5%
New Jersey	0.4%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	27.4%
Transportation	19.6%
Education and Civic Organizations	14.0%
Tax Obligation/General	8.7%
Water and Sewer	8.7%
Utilities	6.9%
Other	14.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	3.5%
AAA	17.7%
AA	47.6%
A	7.1%
BBB	10.2%
BB or Lower	5.3%
N/R (not rated)	8.6%
Total	100%
21

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2019.
The beginning of the period is March 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Connecticut Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,057.74	$1,052.71	$1,053.79	$1,058.76
Expenses Incurred During the Period	$ 4.14	$ 8.26	$ 6.97	$ 3.11
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.11	$1,017.09	$1,018.35	$1,022.12
Expenses Incurred During the Period	$ 4.06	$ 8.11	$ 6.85	$ 3.05
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.35% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
22

Nuveen Massachusetts Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,068.04	$1,063.17	$1,065.38	$1,070.06
Expenses Incurred During the Period	$ 4.11	$ 8.25	$ 6.96	$ 3.07
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.17	$1,017.14	$1,018.40	$1,022.17
Expenses Incurred During the Period	$ 4.01	$ 8.06	$ 6.80	$ 3.00
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Nuveen New Jersey Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,068.64	$1,064.80	$1,065.89	$1,069.50
Expenses Incurred During the Period	$ 4.16	$ 8.30	$ 7.01	$ 3.12
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.11	$1,017.09	$1,018.35	$1,022.12
Expenses Incurred During the Period	$ 4.06	$ 8.11	$ 6.85	$ 3.05
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.35% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Nuveen New York Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,064.77	$1,060.81	$1,061.96	$1,065.85
Expenses Incurred During the Period	$ 3.94	$ 8.08	$ 6.79	$ 2.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.32	$1,017.29	$1,018.55	$1,022.32
Expenses Incurred During the Period	$ 3.86	$ 7.91	$ 6.65	$ 2.85
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.76%, 1.56%, 1.31% and 0.56% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
23

Nuveen Connecticut Municipal Bond Fund
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.8%
	MUNICIPAL BONDS – 99.8%
	Education and Civic Organizations – 10.1%
$ 105	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/20	10/19 at 100.00	B	$105,215
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2012C:
1,000	5.000%, 7/01/31	7/22 at 100.00	A+	1,095,310
500	5.000%, 7/01/32	7/22 at 100.00	A+	547,045
1,185	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Series 2011H, 5.000%, 7/01/41	7/21 at 100.00	A2	1,248,149
1,885	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2016Q-1, 5.000%, 7/01/46	7/26 at 100.00	A-	2,218,683
1,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free Academy, Series 2013B, 4.000%, 7/01/34	7/23 at 100.00	A1	1,120,759
5,095	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L, 5.000%, 7/01/45	7/25 at 100.00	A-	5,840,297
1,750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2016M, 5.000%, 7/01/35	7/26 at 100.00	A-	2,082,692
4,110	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2017I-1, 5.000%, 7/01/42	7/27 at 100.00	A	4,938,494
1,400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Refunding Series 2010M, 4.250%, 7/01/28	7/20 at 100.00	A+	1,436,302
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of New Haven, Series 2018K-1:
2,000	5.000%, 7/01/37	7/28 at 100.00	BBB	2,394,460
250	5.000%, 7/01/38	7/28 at 100.00	BBB	298,542
950	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Westminster School, Series 2014H, 3.250%, 7/01/32	7/24 at 100.00	A	1,000,730
630	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa3	634,612
21,910	Total Education and Civic Organizations			24,961,290
	Health Care – 20.9%
4,600	Connecticut Health and Educational Facilities Authority Revenue Bonds, Hartford HealthCare, Series 2015F, 5.000%, 7/01/45	7/25 at 100.00	A	5,270,174
2,920	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	AA+	2,940,966
6,975	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	7,345,442
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2014E, 5.000%, 7/01/42	7/24 at 100.00	A	565,130
24

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,995	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2015O, 5.000%, 7/01/36	7/25 at 100.00	A3	$2,302,030
4,020	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A, 4.000%, 7/01/49	7/29 at 100.00	A-	4,455,688
4,020	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 100.00	BBB+	4,132,158
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2012J, 5.000%, 7/01/42	7/22 at 100.00	BBB+	4,290,600
1,815	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2016K, 4.000%, 7/01/46	7/26 at 100.00	BBB+	1,940,925
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT:
2,350	5.000%, 12/01/41	6/26 at 100.00	AA-	2,787,687
1,195	5.000%, 12/01/45	6/26 at 100.00	AA-	1,410,937
4,160	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011M, 5.375%, 7/01/41	7/21 at 100.00	A	4,401,030
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 5.000%, 7/01/29	7/21 at 100.00	A	2,111,400
1,260	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)	1/24 at 100.00	AA-	1,286,800
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014E:
2,400	5.000%, 7/01/32	7/24 at 100.00	AA-	2,807,760
2,520	5.000%, 7/01/33	7/24 at 100.00	AA-	2,923,628
830	5.000%, 7/01/34	7/24 at 100.00	AA-	959,497
47,560	Total Health Care			51,931,852
	Housing/Multifamily – 1.1%
2,500	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019B-1, 3.300%, 11/15/39	11/28 at 100.00	AAA	2,636,950
	Long-Term Care – 1.8%
1,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc, Series 2014A, 5.000%, 8/01/44	8/24 at 100.00	BBB	1,190,497
570	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc Project, Series 2016A, 5.000%, 9/01/46, 144A	9/26 at 100.00	BB	625,581
2,705	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Refunding Series 2010-16, 5.000%, 6/15/30	6/20 at 100.00	A1	2,779,198
4,375	Total Long-Term Care			4,595,276
	Tax Obligation/General – 23.9%
	Bridgeport, Connecticut, General Obligation Bonds, Series 2014A:
600	5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	AA	682,368
1,000	5.000%, 7/01/33 – AGM Insured	7/24 at 100.00	AA	1,135,720
1,065	5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,206,805
25

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,000	Bridgeport, Connecticut, General Obligation Bonds, Series 2016D, 5.000%, 8/15/41 – AGM Insured	8/26 at 100.00	AA	$2,330,520
2,425	Connecticut Health and Educational Facilities Authoroity, Revneue Bonds, Connecticut State University System, Series 2016P-1, 5.000%, 11/01/28	11/26 at 100.00	A1	2,987,721
1,325	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/38	6/28 at 100.00	A1	1,628,107
1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	A1	1,072,570
2,400	Connecticut State, General Obligation Bonds, Series 2014A, 5.000%, 3/01/31	3/24 at 100.00	A1	2,747,232
3,000	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/34	11/24 at 100.00	A1	3,474,180
2,370	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/34	11/25 at 100.00	A1	2,803,615
	Connecticut State, General Obligation Bonds, Series 2017A:
1,000	5.000%, 4/15/34	4/27 at 100.00	A1	1,216,000
3,270	5.000%, 4/15/35	4/27 at 100.00	A1	3,965,529
1,510	Connecticut State, General Obligation Bonds, Series 2018A, 5.000%, 4/15/37	4/28 at 100.00	A1	1,855,186
	Connecticut State, General Obligation Bonds, Series 2019A:
1,150	5.000%, 4/15/36	4/29 at 100.00	A1	1,444,090
1,450	4.000%, 4/15/37 (UB) (4)	4/29 at 100.00	A1	1,668,733
650	5.000%, 4/15/39 (UB) (4)	4/29 at 100.00	A1	809,055
500	Hamden, Connecticut, General Obligation Bonds, Series 2016, 5.000%, 8/15/33 – BAM Insured	8/24 at 100.00	AA	577,820
	Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Series 2019A:
1,000	4.000%, 7/15/38	7/29 at 100.00	AA	1,153,820
1,075	4.000%, 7/15/39	7/29 at 100.00	AA	1,237,013
1,000	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2016A, 5.000%, 8/15/36 – AGM Insured	8/26 at 100.00	AA	1,181,790
	New Haven, Connecticut, General Obligation Bonds, Series 2014A:
810	5.000%, 8/01/30 – AGM Insured	8/24 at 100.00	AA	924,121
700	5.000%, 8/01/31 – AGM Insured	8/24 at 100.00	AA	795,795
850	5.000%, 8/01/32 – AGM Insured	8/24 at 100.00	AA	964,648
850	5.000%, 8/01/34 – AGM Insured	8/24 at 100.00	AA	963,611
	New Haven, Connecticut, General Obligation Bonds, Series 2015:
795	5.000%, 9/01/32 – AGM Insured	9/25 at 100.00	AA	922,383
1,620	5.000%, 9/01/33 – AGM Insured	9/25 at 100.00	AA	1,878,536
500	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	AA	579,960
485	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	574,497
600	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/34	12/22 at 100.00	AA-	667,098
2,370	Stratford, Connecticut, General Obligation Bonds, Series 2017, 4.000%, 1/01/39 – BAM Insured	1/27 at 100.00	AA	2,652,504
1,035	The Metropolitan District Hartford County, Connecticut General Obligation Bonds, Series 2018, 5.000%, 7/15/35	7/28 at 100.00	AA	1,295,892
26

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015:
$ 555	5.000%, 8/01/30 – BAM Insured	8/25 at 100.00	AA	$664,646
485	5.000%, 8/01/31 – BAM Insured	8/25 at 100.00	AA	580,196
765	5.000%, 8/01/32 – BAM Insured	8/25 at 100.00	AA	913,272
555	5.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA	661,849
555	5.000%, 8/01/34 – BAM Insured	8/25 at 100.00	AA	660,694
3,000	Waterbury, Connecticut, General Obligation Bonds, Series 2012A, 5.000%, 8/01/30	8/22 at 100.00	AA-	3,301,860
2,000	West Haven, Connecticut, General Obligation Bonds, Series 2012, 5.000%, 8/01/24 – AGM Insured	8/22 at 100.00	AA	2,193,440
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
1,280	7.000%, 12/01/24 – AGM Insured	12/20 at 100.00	AA	1,361,408
1,415	7.000%, 12/01/25 – AGM Insured	12/20 at 100.00	AA	1,505,772
51,015	Total Tax Obligation/General			59,240,056
	Tax Obligation/Limited – 14.9%
760	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, CHELSA Loan Program, Series 2010A, 4.000%, 11/15/30	11/20 at 100.00	A1	778,833
2,500	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	A+	2,845,575
1,390	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/33	8/25 at 100.00	A+	1,648,109
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2016A:
1,000	5.000%, 9/01/32	9/26 at 100.00	A+	1,215,450
3,500	5.000%, 9/01/33	9/26 at 100.00	A+	4,246,235
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2018A:
2,000	5.000%, 1/01/37	1/28 at 100.00	A+	2,453,940
2,000	5.000%, 1/01/38	1/28 at 100.00	A+	2,446,960
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,400	5.250%, 1/01/36	1/22 at 100.00	BB	2,546,184
600	5.125%, 1/01/42	1/22 at 100.00	BB	631,422
500	Great Pond Improvement District, Connecticut, Special Obligaiton Revenue Bonds, Great Pond Phase 1 Project, Series 2019, 4.750%, 10/01/48, 144A	10/26 at 102.00	N/R	523,635
2,720	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	3,095,387
2,950	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.550%, 7/01/40	7/28 at 100.00	N/R	3,044,961
2,500	University of Connecticut, General Obligation Bonds, Series 2013A, 5.000%, 8/15/32	8/23 at 100.00	A+	2,797,225
740	University of Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	A+	844,421
1,590	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 2/15/34	2/25 at 100.00	A+	1,851,269
3,000	University of Connecticut, General Obligation Bonds, Series 2017A, 5.000%, 1/15/36	1/27 at 100.00	A+	3,634,950
27

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	University of Connecticut, General Obligation Bonds, Series 2019A:
$ 1,000	5.000%, 11/01/36	11/28 at 100.00	A+	$1,247,430
1,000	4.000%, 11/01/38	11/28 at 100.00	A+	1,140,390
32,150	Total Tax Obligation/Limited			36,992,376
	Transportation – 0.6%
1,250	Connecticut Airport Authority, Connecticut, Customer Facility Charge Revenue Bonds, Ground Transportation Center Project, Series 2019A, 5.000%, 7/01/49 (AMT)	7/29 at 100.00	A-	1,527,488
	U.S. Guaranteed – 12.0% (5)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O:
1,705	5.000%, 7/01/35 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	1,760,719
1,000	5.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	1,032,680
1,555	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	1,661,035
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2011N:
495	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	A3	530,150
500	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	A3	535,505
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
1,000	5.125%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	A	1,074,210
2,500	5.625%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A	2,708,075
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39 (Pre-refunded 7/01/20)	7/20 at 100.00	AA	2,065,360
1,305	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2010M, 5.500%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	Aa3	1,351,902
2,350	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	2,438,454
1,200	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	N/R	1,213,764
660	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2011EE, 5.375%, 6/15/43 (Pre-refunded 12/15/20)	12/20 at 100.00	N/R	696,815
1,670	Orange County Health Facilities Authority, Florida, Hosiptal Revenue Bonds, Orlando Health, Inc, Series 2009, 5.125%, 10/01/26 (Pre-refunded 10/01/19)	10/19 at 100.00	A+	1,675,060
4,130	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Sixth Series 2011, 5.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	AA-	4,440,659
500	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Eighth Series 2013A, 5.000%, 8/01/38 (Pre-refunded 8/01/22)	8/22 at 100.00	AA-	556,115
2,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Seventh Series 2012, 5.000%, 8/01/30 (Pre-refunded 8/01/22) – FGIC Insured	8/22 at 100.00	AA-	2,224,460
1,720	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011AA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R	1,876,296
28

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 1,725	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011, 7.000%, 12/01/27 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA	$ 1,848,786
28,015	Total U.S. Guaranteed			29,690,045
	Utilities – 2.7%
415	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	Aa3	461,870
3,170	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/22 at 100.00	Aa3	3,431,494
1,585	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (AMT)	9/19 at 100.00	A-	1,608,220
1,000	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	1,144,530
6,170	Total Utilities			6,646,114
	Water and Sewer – 11.8%
2,000	Connecticut, State Revolving Fund General Revenue Bonds, Green Bonds, Series 2019A, 5.000%, 2/01/39	2/29 at 100.00	AAA	2,557,620
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Refunding Series 2014B:
500	5.000%, 8/15/30	8/24 at 100.00	AA	584,260
1,000	5.000%, 8/15/32	8/24 at 100.00	AA	1,165,490
60	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A, 5.000%, 8/15/35 – NPFG Insured	9/19 at 100.00	AA	60,178
1,040	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	1,208,813
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	1,137,650
	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Refunding Green Bond Series 2014A:
2,250	5.000%, 11/01/35	11/24 at 100.00	Aa2	2,625,098
4,885	5.000%, 11/01/42	11/24 at 100.00	Aa2	5,653,948
2,500	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2013A, 5.000%, 4/01/39	4/22 at 100.00	Aa2	2,718,500
340	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2011EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	358,098
	South Central Connecticut Regional Water Authority Water System Revenue Bonds, Thirtieth Series 2014A:
1,010	5.000%, 8/01/39	8/24 at 100.00	AA-	1,165,479
1,055	5.000%, 8/01/44	8/24 at 100.00	AA-	1,210,982
3,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Refunding Thirty-third Series 2017B-1, 5.000%, 8/01/41	8/28 at 100.00	AA-	3,733,290
2,915	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Thirty-Fourth Series 2019C, 5.000%, 8/01/44	8/29 at 100.00	AA-	3,671,792
500	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2013A, 5.250%, 8/15/43	8/23 at 100.00	AA+	572,805
29

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 750	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2019, 4.000%, 4/01/44	4/29 at 100.00	AA+	$ 854,805
24,805	Total Water and Sewer			29,278,808
$ 219,750	Total Long-Term Investments (cost $231,853,182)			247,500,255
	Floating Rate Obligations – (0.6)%			(1,570,000)
	Other Assets Less Liabilities – 0.8%			2,157,038
	Net Assets – 100%			$ 248,087,293
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.
30

Nuveen Massachusetts Municipal Bond Fund
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 94.2%
	MUNICIPAL BONDS – 94.2%
	Education and Civic Organizations – 24.2%
	Massachusetts Development Finance Agency, Revenue Bonds, Berklee College of Music, Series 2016:
$ 1,260	5.000%, 10/01/39	10/26 at 100.00	A	$1,523,781
5,165	5.000%, 10/01/46	10/26 at 100.00	A	6,187,153
1,500	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2010R-1, 5.000%, 7/01/40	7/20 at 100.00	AA-	1,544,610
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2013S, 5.000%, 7/01/32	7/23 at 100.00	AA-	3,399,480
	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2017T:
2,350	5.000%, 7/01/39	7/27 at 100.00	AA-	2,893,978
1,020	5.000%, 7/01/42	7/27 at 100.00	AA-	1,249,449
5,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2013X, 5.000%, 10/01/48	10/23 at 100.00	AA-	5,632,000
	Massachusetts Development Finance Agency, Revenue Bonds, Brandeis University Issue, Series 2018R:
1,195	5.000%, 10/01/37	10/28 at 100.00	A+	1,516,598
840	5.000%, 10/01/38	10/28 at 100.00	A+	1,063,398
1,000	5.000%, 10/01/39	10/28 at 100.00	A+	1,262,850
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 5.000%, 1/01/35	1/25 at 100.00	BBB+	3,422,250
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2016A:
1,510	5.250%, 1/01/42	1/27 at 100.00	BBB+	1,792,823
1,500	5.000%, 1/01/47	1/27 at 100.00	BBB+	1,743,960
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2017A:
1,600	5.000%, 1/01/37	1/28 at 100.00	BBB+	1,929,136
6,020	5.000%, 1/01/40	1/28 at 100.00	BBB+	7,199,860
2,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2018, 5.000%, 1/01/43	1/28 at 100.00	BBB+	2,377,720
2,500	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/43	10/26 at 100.00	Baa2	2,891,925
2,055	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	A-	2,482,481
31

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, MCPHS University Issue, Series 2015H:
$ 550	3.500%, 7/01/35	7/25 at 100.00	AA	$584,381
235	5.000%, 7/01/37	7/25 at 100.00	AA	276,750
700	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017, 5.000%, 7/01/37	7/26 at 100.00	BBB-	795,711
	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series 2014A:
1,125	5.000%, 3/01/39	3/24 at 100.00	A1	1,292,648
1,850	5.000%, 3/01/44	3/24 at 100.00	A1	2,114,716
1,550	Massachusetts Development Finance Agency, Revenue Bonds, Phillips Academy , Series 2014A, 5.000%, 9/01/43	9/23 at 100.00	AAA	1,759,947
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Simmons College, Series 2013J, 5.250%, 10/01/39	10/23 at 100.00	BBB+	1,126,500
2,495	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2015, 5.000%, 7/01/33	7/25 at 100.00	AA	2,990,756
2,415	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2016, 4.000%, 7/01/41	1/27 at 100.00	AA	2,697,169
610	Massachusetts Development Finance Agency, Revenue Bonds, Suffolk University, Refunding Series 2019, 5.000%, 7/01/37	7/29 at 100.00	Baa2	755,552
1,500	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2017, 5.000%, 4/01/36	10/27 at 100.00	AA-	1,879,290
875	Massachusetts Development Finance Agency, Revenue Bonds, Tufts University, Series 2015Q, 5.000%, 8/15/38	8/25 at 100.00	Aa2	1,035,230
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Wheaton College, Series 2017H, 5.000%, 1/01/37	1/28 at 100.00	A3	1,216,710
	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic Institution, Series 2018:
1,000	5.000%, 6/01/37	6/28 at 100.00	AA-	1,257,560
1,000	5.000%, 6/01/38	6/28 at 100.00	AA-	1,254,250
2,400	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2012, 5.000%, 9/01/50	9/22 at 100.00	A1	2,611,152
	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2017B:
5,000	5.000%, 9/01/42	9/27 at 100.00	A1	6,046,500
5,000	5.000%, 9/01/45	9/27 at 100.00	A1	6,023,100
	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Refunding Series 2017:
700	5.000%, 7/01/35	7/27 at 100.00	Baa2	840,994
500	5.000%, 7/01/36	7/27 at 100.00	Baa2	598,830
2,345	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Refunding Series 2016, 5.000%, 1/01/36	7/26 at 100.00	AA-	2,829,196
2,100	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	AA-	3,204,978
32

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2013:
$ 2,500	5.000%, 7/01/20 (AMT)	No Opt. Call	AA	$2,576,025
1,245	5.250%, 7/01/29 (AMT)	7/22 at 100.00	AA	1,340,828
	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017A:
1,480	5.000%, 7/01/24 (AMT)	No Opt. Call	AA	1,720,692
1,150	5.000%, 7/01/26 (AMT)	No Opt. Call	AA	1,397,399
400	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2009I, 6.000%, 1/01/28	1/20 at 100.00	AA	405,004
530	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2011J, 5.625%, 7/01/33 (AMT)	7/21 at 100.00	AA	559,230
1,490	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2016J, 5.000%, 7/01/24 (AMT)	No Opt. Call	AA	1,732,319
1,000	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 5.000%, 1/01/27 (AMT)	1/25 at 100.00	AA	1,166,900
7,500	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Lien Series 2013-1, 5.000%, 11/01/39	11/22 at 100.00	Aa2	8,314,350
2,500	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2015-1, 5.000%, 11/01/40	11/25 at 100.00	Aa2	3,002,275
	University of Massachusetts Building Authority, Revenue Bonds, Refunding Senior Series 2019-1:
1,000	5.000%, 5/01/38	5/29 at 100.00	Aa2	1,284,020
2,000	5.000%, 5/01/39	5/29 at 100.00	Aa2	2,561,360
101,260	Total Education and Civic Organizations			119,365,774
	Health Care – 22.4%
5,915	Massachusetts Development Finance Agency Revenue Bonds, Children's Hospital Issue, Series 2014P, 5.000%, 10/01/46	10/24 at 100.00	AA	6,749,606
2,160	Massachusetts Development Finance Agency Revenue Bonds, South Shore Hospital, Series 2016I, 5.000%, 7/01/41	7/26 at 100.00	BBB+	2,513,030
2,340	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41	11/23 at 100.00	AA-	2,623,351
6,000	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series 2019A, 5.000%, 6/01/39	6/29 at 100.00	BBB	7,353,240
3,200	Massachusetts Development Finance Agency, Revenue Bonds, Baystate Medical Center Issue, Series 2014N, 5.000%, 7/01/44	7/24 at 100.00	A+	3,626,048
	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems, Series 2012G:
3,005	5.000%, 10/01/28	10/21 at 100.00	AA-	3,236,866
500	5.000%, 10/01/30	10/21 at 100.00	AA-	537,085
33

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Beth Israel Lahey Health Issue, Series 2019K:
$ 1,250	5.000%, 7/01/36	7/29 at 100.00	A	$1,576,288
725	5.000%, 7/01/37	7/29 at 100.00	A	909,607
700	5.000%, 7/01/38	7/29 at 100.00	A	875,770
275	5.000%, 7/01/39	7/29 at 100.00	A	343,153
250	5.000%, 7/01/41	7/29 at 100.00	A	310,295
3,905	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	7/25 at 100.00	BBB	4,411,908
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
2,000	5.000%, 7/01/32	7/26 at 100.00	BBB	2,359,900
1,625	5.000%, 7/01/36	7/26 at 100.00	BBB	1,900,340
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding Series 2016-I:
3,800	5.000%, 7/01/21	No Opt. Call	A	4,054,106
1,675	5.000%, 7/01/30	7/26 at 100.00	A	2,040,887
1,500	5.000%, 7/01/37	7/26 at 100.00	A	1,789,335
1,935	5.000%, 7/01/38	7/26 at 100.00	A	2,303,482
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2015H-1:
900	5.000%, 7/01/30	7/25 at 100.00	A	1,071,873
1,000	5.000%, 7/01/32	7/25 at 100.00	A	1,183,440
500	5.000%, 7/01/33	7/25 at 100.00	A	590,760
4,100	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2, 5.000%, 7/01/48	7/28 at 100.00	A	4,966,248
	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue, Series 2016N:
1,925	5.000%, 12/01/41	12/26 at 100.00	A1	2,301,087
6,100	5.000%, 12/01/46	12/26 at 100.00	A1	7,246,434
	Massachusetts Development Finance Agency, Revenue Bonds, Lahey Health System Obligated Group Issue, Series 2015F:
2,645	5.000%, 8/15/35	8/25 at 100.00	A	3,118,667
5,325	5.000%, 8/15/45	8/25 at 100.00	A	6,173,166
1,320	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F, 5.750%, 7/15/43	7/23 at 100.00	BB+	1,456,092
	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2016Q:
1,250	4.000%, 7/01/41	7/26 at 100.00	AA-	1,392,688
2,250	5.000%, 7/01/41	7/26 at 100.00	AA-	2,683,327
4,950	5.000%, 7/01/47	7/26 at 100.00	AA-	5,862,136
6,330	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2017S-1, 4.000%, 7/01/41	1/28 at 100.00	AA-	7,176,891
34

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,500	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2014M-4, 5.000%, 7/01/44	7/23 at 100.00	AA-	$2,780,525
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2013F, 5.000%, 7/01/37	7/23 at 100.00	BBB+	1,110,080
3,800	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital, Series 2013G, 5.000%, 7/01/44	7/23 at 100.00	BBB+	4,219,976
890	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017K, 5.000%, 7/01/38	1/27 at 100.00	A-	1,051,722
	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L:
400	3.625%, 7/01/37	7/27 at 100.00	A-	426,056
1,855	5.000%, 7/01/44	7/27 at 100.00	A-	2,186,340
555	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 5.000%, 7/01/36	7/26 at 100.00	A-	656,343
500	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A, 5.000%, 7/01/44	1/29 at 100.00	BBB+	602,245
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E:
2,040	5.000%, 7/15/32	9/19 at 100.00	BB+	2,058,421
1,000	5.000%, 7/15/37	9/19 at 100.00	BB+	1,007,340
95,895	Total Health Care			110,836,154
	Housing/Multifamily – 0.3%
1,525	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008, 5.000%, 4/01/20 – AGM Insured	9/19 at 100.00	AA	1,529,560
	Long-Term Care – 1.0%
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017:
1,910	4.125%, 10/01/42, 144A	10/22 at 105.00	BB+	2,044,636
275	5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	304,975
560	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community Lennox, Series 2015, 5.000%, 7/01/31	7/25 at 100.00	A+	650,306
240	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010, 5.625%, 12/01/30	12/19 at 100.00	A-	242,443
	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
240	5.250%, 1/01/26	1/23 at 100.00	BBB	266,954
790	5.750%, 1/01/28	1/23 at 100.00	BBB	893,498
400	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Inc, Refunding Series 2019, 5.000%, 10/01/39	10/24 at 104.00	BBB+	458,740
4,415	Total Long-Term Care			4,861,552
	Tax Obligation/General – 13.1%
1,045	Boston, Massachusetts, General Obligation Bonds, Series 2013A, 4.000%, 3/01/25	3/23 at 100.00	AAA	1,154,391
5,725	Boston, Massachusetts, General Obligation Bonds, Series 2018A, 5.000%, 5/01/36	5/28 at 100.00	AAA	7,332,122
35

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,750	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011, 5.000%, 2/15/32	2/20 at 100.00	AA	$1,782,287
640	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	Aa1	678,298
10,000	Massachusetts State, General Obligation Bonds, Consolidated Loan Series 2019C, 5.000%, 5/01/42	5/29 at 100.00	Aa1	12,623,400
3,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C, 5.000%, 7/01/45	7/25 at 100.00	Aa1	3,528,270
1,190	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46	3/24 at 100.00	Aa1	1,361,051
3,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017A, 5.000%, 4/01/42	4/27 at 100.00	Aa1	3,651,480
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F, 5.000%, 11/01/46	11/27 at 100.00	Aa1	6,128,600
	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2018A:
3,750	5.000%, 1/01/42	1/28 at 100.00	Aa1	4,621,162
2,490	5.000%, 1/01/45	1/28 at 100.00	Aa1	3,055,255
950	5.000%, 1/01/46	1/28 at 100.00	Aa1	1,164,130
11,110	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2019A, 5.250%, 1/01/44	1/29 at 100.00	Aa1	14,313,013
1,000	North Reading, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2012, 5.000%, 5/15/35	5/22 at 100.00	Aa2	1,096,730
2,000	Quincy, Massachusetts, General Obligation Bonds, State Qualified Municipal Purpose Loan Series 2011, 5.125%, 12/01/33	12/20 at 100.00	Aa2	2,097,360
52,650	Total Tax Obligation/General			64,587,549
	Tax Obligation/Limited – 16.9%
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,355	5.000%, 11/15/27	11/25 at 100.00	BB	1,567,125
1,000	5.000%, 11/15/39	11/25 at 100.00	BB	1,120,380
2,505	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	BB	2,636,187
870	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	BB	915,301
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,160	5.000%, 12/01/31	12/26 at 100.00	BB	1,344,370
2,000	5.000%, 12/01/46	12/26 at 100.00	BB	2,255,760
1,010	Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2014, 5.000%, 5/01/33 – BAM Insured	11/24 at 100.00	AA	1,191,588
500	Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2017, 5.000%, 5/01/36	5/27 at 100.00	AA	614,120
6,345	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	AAA	6,972,267
2,500	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	2,946,275
5,570	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Sustainability Series 2017A-1, 5.000%, 7/01/41	7/27 at 100.00	AA	6,838,066
36

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,890	Massachusetts College Building Authority, Project Revenue Bonds, Green Series 2014B, 5.000%, 5/01/44	5/24 at 100.00	Aa2	$2,155,224
	Massachusetts College Building Authority, Project Revenue Bonds, Refunding Series 2003B:
2,025	5.375%, 5/01/22 – SYNCORA GTY Insured	No Opt. Call	Aa2	2,252,529
1,125	5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	Aa2	1,298,261
1,310	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2011A, 5.000%, 5/01/24	No Opt. Call	Aa2	1,547,031
1,145	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/01/37	5/22 at 100.00	Aa2	1,240,424
1,650	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Refunding Series 2015C, 5.000%, 8/15/37	8/25 at 100.00	AAA	1,966,916
3,125	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/38	5/23 at 100.00	AAA	3,524,000
1,650	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B, 5.000%, 10/15/41	10/21 at 100.00	AAA	1,776,060
7,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated Series 2018A, 5.250%, 2/15/48	2/28 at 100.00	AA+	8,766,520
3,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated Series 2019A, 5.000%, 2/15/44	2/29 at 100.00	AA+	3,759,870
1,270	Massachusetts State, Federal Highway Grant Anticipation Notes, Accelerated Bridge Program, Series 2017A, 5.000%, 6/01/42	6/27 at 100.00	AA+	1,549,984
1,130	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Refunding Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1	1,144,351
2,800	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Program, Series 2016A, 5.000%, 6/01/41	6/26 at 100.00	AA+	3,366,776
4,805	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Programs, Series 2017A, 5.000%, 6/01/43	12/27 at 100.00	AA+	5,917,550
4,000	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Programs, Series 2018A, 5.250%, 6/01/43	6/28 at 100.00	AA+	5,061,440
800	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2012A, 4.000%, 6/01/35	6/21 at 100.00	AA+	834,072
3,500	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	AA+	4,150,195
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
3,177	4.550%, 7/01/40	7/28 at 100.00	N/R	3,279,268
1,644	5.000%, 7/01/58	7/28 at 100.00	N/R	1,718,243
71,861	Total Tax Obligation/Limited			83,710,153
	Transportation – 4.6%
1,840	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	1,862,945
1,500	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 7/01/42 (AMT)	7/27 at 100.00	AA	1,809,555
37

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 2,000	Massachusetts Port Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	$2,064,180
2,750	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/32	7/22 at 100.00	AA	3,026,705
1,780	Massachusetts Port Authority, Revenue Bonds, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	AA	2,082,066
	Massachusetts Port Authority, Revenue Bonds, Series 2015A:
1,425	5.000%, 7/01/40	7/25 at 100.00	AA	1,686,830
2,000	5.000%, 7/01/45	7/25 at 100.00	AA	2,353,380
5,000	Massachusetts Port Authority, Revenue Bonds, Series 2019C, 5.000%, 7/01/44 (AMT)	7/29 at 100.00	AA	6,213,500
500	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	533,060
840	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking Revenue Bonds, Senior Lien Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	892,718
19,635	Total Transportation			22,524,939
	U.S. Guaranteed – 4.5% (4)
1,110	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 (Pre-refunded 11/01/19) – AGM Insured	11/19 at 100.00	AA	1,117,570
1,000	Boston Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Senior Lien Series 2010A, 5.000%, 11/01/30 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+	1,006,200
1,435	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 (Pre-refunded 10/01/20) – AGM Insured	10/20 at 100.00	AA	1,495,744
1,270	Massachusetts Development Finance Agency, Revenue Bonds, Bentley University, Series 2010, 5.000%, 7/01/28 (Pre-refunded 7/01/20)	7/20 at 100.00	A2	1,311,504
1,015	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2008U-4, 5.600%, 10/01/35 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R	1,018,471
1,650	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1, 5.000%, 10/01/29 (Pre-refunded 10/01/19)	10/19 at 100.00	AA-	1,654,901
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A:
910	5.000%, 1/01/40 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R	921,739
90	5.000%, 1/01/40 (Pre-refunded 1/01/20)	1/20 at 100.00	BBB+	91,161
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Harvard University, Series 2010B-1, 5.000%, 10/15/40 (Pre-refunded 10/15/20)	10/20 at 100.00	AAA	3,132,210
933	Massachusetts Development Finance Agency, Revenue Bonds, North Hill Communities Issue, Series 2013A, 6.250%, 11/15/28 (Pre-refunded 11/15/23), 144A	11/23 at 100.00	N/R	1,091,414
1,000	Massachusetts Development Finance Agency, Revenue Bonds, SABIS International Charter School, Series 2009A, 8.000%, 4/15/39 (Pre-refunded 10/15/19)	10/19 at 100.00	BBB	1,007,820
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	AA	1,071,010
3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.250%, 4/01/37 (Pre-refunded 4/01/21)	4/21 at 100.00	Aa3	3,731,280
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2004D, 5.125%, 11/15/35 (Pre-refunded 11/15/19) – AGC Insured	11/19 at 100.00	AA	1,007,970
295	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc, Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured	7/21 at 100.00	N/R	312,086
38

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2016-XL0017, 10.974%, 12/15/34 (Pre-refunded 12/15/19), 144A (IF) (5)	12/19 at 100.00	AAA	$826,720
1,500	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 (Pre-refunded 11/15/20) – AGC Insured	11/20 at 100.00	AA	1,571,025
21,508	Total U.S. Guaranteed			22,368,825
	Utilities – 0.6%
2,900	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – NPFG Insured	9/19 at 100.00	Baa2	2,931,552
	Water and Sewer – 6.6%
590	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	594,024
4,000	Boston Water and Sewer Commission, Massachusetts, General Revenue Bonds, Senior Series 2018A, 4.000%, 11/01/40	5/26 at 100.00	AA+	4,487,120
3,475	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	3,953,333
2,700	Massachusetts Clean Water Trust, State Revolving Fund Bonds, Green 18 Series 2015, 5.000%, 2/01/45	2/24 at 100.00	AAA	3,078,972
60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	9/19 at 100.00	AAA	60,174
1,820	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Green Series 2016C, 5.000%, 8/01/40	8/26 at 100.00	AA+	2,207,460
	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2016B:
2,005	4.000%, 8/01/40	8/26 at 100.00	AA+	2,248,988
1,000	5.000%, 8/01/40	8/26 at 100.00	AA+	1,212,890
	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2017B:
1,000	5.000%, 8/01/39	8/27 at 100.00	AA+	1,240,210
1,870	5.000%, 8/01/42	8/27 at 100.00	AA+	2,302,232
8,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2019B, 5.000%, 8/01/44	8/29 at 100.00	AA+	10,175,440
1,010	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2017C, 5.000%, 4/15/33	4/27 at 100.00	AA	1,263,793
27,530	Total Water and Sewer			32,824,636
$ 399,179	Total Long-Term Investments (cost $432,265,463)			465,540,694

39

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.3%
	MUNICIPAL BONDS – 2.3%
	Education and Civic Organizations – 1.0%
$ 5,000	University of Massachusetts Building Authority, Project Revenue Bonds, Variable Rate Demand Obligations, Senior Series 2008-1, 1.400%, 5/01/38 (Mandatory Put 10/09/19) (6)	10/19 at 100.00	A-1	$ 5,000,000
	Transportation – 1.3%
6,100	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Variable Rate Demand Obligations, Refunding Senior Lien Series 2010A, 1.500%, 1/01/37 (Mandatory Put 10/09/19) (6)	10/19 at 100.00	A-1	6,100,000
$ 11,100	Total Short-Term Investments (cost $11,100,000)			11,100,000
	Total Investments (cost $443,365,463) – 96.5%			476,640,694
	Other Assets Less Liabilities – 3.5%			17,438,487
	Net Assets – 100%			$ 494,079,181
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
See accompanying notes to financial statements.
40

Nuveen New Jersey Municipal Bond Fund
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 101.1%
	MUNICIPAL BONDS – 101.1%
	Consumer Discretionary – 0.2%
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$ 935	5.000%, 1/01/32	9/19 at 100.00	Caa2	$734,732
240	5.125%, 1/01/37	9/19 at 100.00	Caa2	180,653
1,175	Total Consumer Discretionary			915,385
	Consumer Staples – 2.9%
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
4,110	4.000%, 6/01/37	6/28 at 100.00	A-	4,421,086
325	5.000%, 6/01/46	6/28 at 100.00	BBB+	373,295
3,660	5.250%, 6/01/46	6/28 at 100.00	BBB+	4,288,934
2,260	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BBB	2,531,336
10,355	Total Consumer Staples			11,614,651
	Education and Civic Organizations – 18.5%
	Gloucester County Improvement Authority, New Jersey, Revenue Bonds, Rowan University Project, Series 2019:
3,000	5.000%, 7/01/44	7/29 at 100.00	Aa2	3,797,700
4,000	4.000%, 7/01/48	7/29 at 100.00	Aa2	4,581,080
225	New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation Academy Charter School, Series 2018A, 5.000%, 7/01/38	1/28 at 100.00	BBB-	262,602
	New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star Academy Charter School of Newark, Series 2017:
2,780	4.000%, 7/15/37	7/27 at 100.00	BBB-	2,979,938
100	5.000%, 7/15/47	7/27 at 100.00	BBB-	115,130
100	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A	9/27 at 100.00	BB	110,071
870	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	1,037,788
	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding Series 2017:
170	5.000%, 6/01/32	12/27 at 100.00	A	211,380
285	3.000%, 6/01/32	12/27 at 100.00	A	301,487
41

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
$ 770	5.000%, 7/01/38	7/23 at 100.00	AA-	$857,603
1,015	5.000%, 7/01/43	7/23 at 100.00	AA-	1,127,310
1,840	New Jersey Educational Facilities Authority, Revenue Bonds, College of New Jersey, Refunding Series 2016F, 3.000%, 7/01/40	7/26 at 100.00	AA-	1,902,560
1,800	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H, 4.000%, 7/01/39 – AGM Insured	7/25 at 100.00	AA	1,978,956
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2015D:
2,000	5.000%, 7/01/31	7/25 at 100.00	AA-	2,376,900
1,055	3.750%, 7/01/33	7/25 at 100.00	AA-	1,133,629
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Refunding Series 2012B:
525	5.000%, 7/01/37	7/22 at 100.00	A	571,106
100	5.000%, 7/01/42	7/22 at 100.00	A	108,580
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
250	5.000%, 7/01/32	7/21 at 100.00	Baa2	261,665
230	5.000%, 7/01/37	7/21 at 100.00	Baa2	239,869
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F:
360	3.750%, 7/01/37	7/27 at 100.00	Baa2	375,736
1,320	4.000%, 7/01/42	7/27 at 100.00	Baa2	1,399,754
2,445	5.000%, 7/01/47	7/27 at 100.00	Baa2	2,794,953
1,225	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Refunding Series 2015C, 5.000%, 7/01/32	7/25 at 100.00	A-	1,436,349
710	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A-	793,844
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C:
220	3.000%, 7/01/37	7/26 at 100.00	A-	228,461
1,875	3.000%, 7/01/41	7/26 at 100.00	A-	1,932,281
2,630	3.000%, 7/01/46	7/26 at 100.00	A-	2,693,251
1,085	4.000%, 7/01/46	7/26 at 100.00	A-	1,186,317
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology, Series 2017A:
1,000	5.000%, 7/01/42	7/27 at 100.00	A-	1,203,180
1,310	5.000%, 7/01/47	7/27 at 100.00	A-	1,564,153
500	4.000%, 7/01/47	7/27 at 100.00	A-	550,805
1,375	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2017B, 5.000%, 7/01/47 – AGM Insured	7/27 at 100.00	AA	1,647,209
42

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds, Refunding Series 2018A:
$ 3,000	3.750%, 12/01/31 (AMT)	6/28 at 100.00	Aaa	$3,302,850
420	4.000%, 12/01/35 (AMT)	6/28 at 100.00	Aaa	467,401
1,400	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Refunding Senior Series 2019A, 2.375%, 12/01/29	6/28 at 100.00	Aa1	1,428,896
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2016-1A:
2,110	2.750%, 12/01/27 (AMT)	12/25 at 100.00	Aaa	2,162,856
2,500	3.500%, 12/01/32 (AMT)	12/25 at 100.00	Aaa	2,663,800
570	4.000%, 12/01/39 (AMT)	12/25 at 100.00	Aaa	616,478
1,630	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A, 3.750%, 12/01/33 (AMT)	12/26 at 100.00	Aaa	1,777,890
1,470	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Series 2019B, 3.250%, 12/01/39 (AMT)	6/28 at 100.00	Aa1	1,521,318
275	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	Aaa	277,527
510	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aaa	533,822
920	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.375%, 12/01/26 (AMT)	12/22 at 100.00	Aaa	986,065
400	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (AMT)	12/22 at 100.00	Aaa	445,952
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2013-1A:
1,080	3.625%, 12/01/25 (AMT)	12/22 at 100.00	Aaa	1,139,627
540	4.000%, 12/01/28 (AMT)	12/22 at 100.00	Aaa	573,091
860	4.000%, 12/01/31 (AMT)	12/22 at 100.00	Aaa	905,417
905	4.125%, 12/01/35 (AMT)	12/22 at 100.00	Aaa	950,748
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2014-1A-1:
1,060	4.250%, 12/01/32 (AMT)	12/23 at 100.00	Aaa	1,135,758
1,065	4.500%, 12/01/36 (AMT)	12/23 at 100.00	Aaa	1,149,305
2,230	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2015-1A, 4.000%, 12/01/30 (AMT)	12/24 at 100.00	Aaa	2,448,785
1,715	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2017-C, 4.250%, 12/01/47 (AMT)	12/26 at 100.00	Aaa	1,883,327
640	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2019C, 3.625%, 12/01/49 (AMT)	6/28 at 100.00	A2	666,048
990	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	A1	1,073,804
3,000	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A1	3,502,950
43

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,000	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	Aa3	$ 1,118,790
67,460	Total Education and Civic Organizations			74,494,152
	Financials – 0.3%
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
545	5.750%, 10/01/21	No Opt. Call	Ba2	571,193
500	6.500%, 4/01/28	No Opt. Call	Ba2	598,595
1,045	Total Financials			1,169,788
	Health Care – 12.2%
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
1,720	5.000%, 2/15/25	2/24 at 100.00	BBB+	1,972,049
2,000	5.000%, 2/15/33	2/24 at 100.00	BBB+	2,255,820
800	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	900,736
195	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	9/19 at 100.00	AA-	195,597
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
815	6.000%, 7/01/26	7/21 at 100.00	BB+	871,080
700	6.250%, 7/01/35	7/21 at 100.00	BB+	749,042
1,545	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	9/19 at 100.00	BB+	1,549,929
400	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	7/22 at 100.00	AA-	442,244
560	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital Corporation, Refunding Series 2016, 4.000%, 7/01/41	1/27 at 100.00	AA-	628,645
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA-	2,308,000
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Meridian Health Obligated Group, Refunding Series 2017A:
3,145	5.000%, 7/01/28	7/27 at 100.00	AA-	3,999,213
2,040	5.000%, 7/01/57	7/27 at 100.00	AA-	2,437,882
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A:
595	5.000%, 7/01/45	7/24 at 100.00	A+	662,437
1,000	4.000%, 7/01/45	7/24 at 100.00	A+	1,059,270
4,420	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Refunding Series 2016A, 4.000%, 7/01/41	7/26 at 100.00	AA-	4,918,620
4,820	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	AA-	5,795,472
44

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 570	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	AA-	$641,814
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A:
460	5.000%, 7/01/32	7/26 at 100.00	AA	561,375
575	5.000%, 7/01/33	7/26 at 100.00	AA	700,827
600	5.000%, 7/01/34	7/26 at 100.00	AA	729,036
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A:
2,000	5.000%, 7/01/39	7/24 at 100.00	AA-	2,324,280
630	5.000%, 7/01/43	7/24 at 100.00	AA-	727,883
780	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43	7/26 at 100.00	AA-	938,644
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016:
2,710	3.000%, 7/01/32	7/26 at 100.00	BBB-	2,753,441
235	4.000%, 7/01/34	7/26 at 100.00	BBB-	259,870
3,085	5.000%, 7/01/41	7/26 at 100.00	BBB-	3,559,812
1,685	4.000%, 7/01/48	7/26 at 100.00	BBB-	1,819,969
460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke's Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A-	490,935
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A:
1,500	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	1,624,500
1,255	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,436,297
43,300	Total Health Care			49,314,719
	Housing/Multifamily – 5.5%
600	New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Kean Properties LLC - Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	BBB-	671,310
1,940	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC - New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BB+	2,065,731
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
1,770	4.350%, 11/01/33 (AMT)	11/22 at 100.00	AA	1,879,067
1,015	4.600%, 11/01/38 (AMT)	11/22 at 100.00	AA	1,076,722
1,010	4.750%, 11/01/46 (AMT)	11/22 at 100.00	AA	1,070,085
3,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	AA-	3,012,750
1,560	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	AA-	1,657,921
1,135	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016A, 3.750%, 11/01/45	11/25 at 100.00	AA-	1,197,663
45

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 2,055	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016B, 3.600%, 11/01/40	11/25 at 100.00	AA-	$2,169,423
875	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2017D, 3.900%, 11/01/32 (AMT)	5/26 at 100.00	AA-	952,954
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2018A:
1,915	3.600%, 11/01/33	11/27 at 100.00	AA-	2,091,046
1,865	3.875%, 11/01/38	11/27 at 100.00	AA-	2,048,572
1,000	3.950%, 11/01/43	11/27 at 100.00	AA-	1,089,870
650	4.000%, 11/01/48	11/27 at 100.00	AA-	709,872
500	4.100%, 11/01/53	11/27 at 100.00	AA-	544,095
20,890	Total Housing/Multifamily			22,237,081
	Housing/Single Family – 2.5%
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018A:
2,215	3.600%, 4/01/33	10/27 at 100.00	AA	2,420,198
1,380	3.750%, 10/01/35	10/27 at 100.00	AA	1,511,238
2,655	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018B, 3.800%, 10/01/32 (AMT)	10/27 at 100.00	AA	2,875,763
3,000	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2019C, 4.000%, 4/01/49	4/28 at 100.00	AA	3,272,730
9,250	Total Housing/Single Family			10,079,929
	Long-Term Care – 0.7%
150	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	156,825
1,205	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB-	1,272,661
	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A:
315	3.750%, 7/01/24	No Opt. Call	BBB-	328,586
405	5.000%, 7/01/29	7/24 at 100.00	BBB-	443,787
500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A	10/26 at 102.00	N/R	525,950
2,575	Total Long-Term Care			2,727,809
	Tax Obligation/General – 10.8%
1,000	Berkeley Heights Township, Union County, New Jersey, General Obligation Bonds, Series 2019, 3.000%, 2/01/32	2/27 at 100.00	Aa1	1,065,310
1,940	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue Bonds, Technical High School Project, Series 2014, 5.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	2,255,366
685	Cumberland County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Vineland Public Safety Building Project, Series 2017, 3.250%, 12/15/37	12/27 at 100.00	AA	726,744
46

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019:
$ 2,075	2.000%, 2/01/24 – BAM Insured	No Opt. Call	AA	$2,126,896
1,000	2.000%, 2/01/28 – BAM Insured	No Opt. Call	AA	1,009,650
1,500	2.250%, 2/01/29 – BAM Insured	No Opt. Call	AA	1,531,110
180	Hamilton Township, Mercer County Board of Education, New Jersey, General Obligation Bonds, Series 2017, 3.250%, 12/15/38	12/27 at 100.00	AA	191,763
1,380	Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018, 3.375%, 3/01/34 – BAM Insured	3/28 at 100.00	AA	1,497,231
	Hudson County Improvement Authority, New Jersey, County Guaranteed Governmental Loan Revenue Bonds, Guttenberg General Obligation Bond Project, Series 2018:
125	3.250%, 8/01/34	8/25 at 100.00	AA	132,105
340	5.000%, 8/01/42	8/25 at 100.00	AA	398,531
1,500	Hudson County Improvement Authority, New Jersey, General Obligation Bonds, Local Unit Loan Program, County Guaranteed Pooled Notes, Series 2019B-1, 3.000%, 5/22/20	No Opt. Call	N/R	1,519,155
5,000	Middlesex County, New Jersey, General Obligation Bonds, Bond Anticipation Note Series 2019, 3.000%, 6/05/20	No Opt. Call	N/R	5,068,550
525	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA-	542,913
1,000	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 8/01/24	8/22 at 100.00	AA-	1,082,070
610	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 3/01/38	3/25 at 100.00	AA-	713,737
	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding Parking Utility Series 2014A:
330	3.750%, 1/01/33	1/24 at 100.00	AAA	350,609
220	5.000%, 1/01/37	1/24 at 100.00	AAA	254,188
610	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/30	9/22 at 100.00	A+	674,117
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2016A:
1,885	5.000%, 9/01/32 – BAM Insured	9/26 at 100.00	AA	2,298,060
1,325	5.000%, 9/01/39 – BAM Insured	9/26 at 100.00	AA	1,586,157
50	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2016B, 3.000%, 9/01/39 – AGM Insured	9/26 at 100.00	AA	51,925
1,000	New Brunswick, New Jersey, General Obligation Bonds, Cultural Center Project, Series 2017, 4.000%, 9/15/44 – AGM Insured	9/27 at 100.00	AA	1,124,160
450	South Brunswick Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 12/01/23	6/22 at 100.00	AA+	485,874
	Sussex County, New Jersey, General Obligation Bonds, Series 2019:
2,225	3.000%, 6/01/27	6/26 at 100.00	AA+	2,452,862
1,475	3.000%, 6/01/28	6/26 at 100.00	AA+	1,609,461
1,825	Toms River Board of Education, Ocean County, New Jersey, General Obligation Bonds, Refunding Regional Schools Series 2019, 3.000%, 7/15/39	7/26 at 100.00	AA-	1,894,514
47

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 3,685	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Bonds, Covantan Union Inc Lessee, Refunding Series 2011B, 5.250%, 12/01/31 (AMT)	12/21 at 100.00	AA+	$3,990,708
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	Aaa	2,670,452
4,000	Union County, New Jersey, General Obligation Bonds, Refunding Series 2017, 3.000%, 3/01/27	9/25 at 100.00	Aaa	4,360,000
40,455	Total Tax Obligation/General			43,664,218
	Tax Obligation/Limited – 20.9%
650	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	827,021
420	Burlington County Bridge Commission, New Jersey, Governmental Leasing Program Revenue Bonds, County Guaranteed, Series 2016A, 2.500%, 10/01/31	4/26 at 100.00	Aa1	430,962
1,000	Burlington County Bridge Commission, New Jersey, Governmental Leasing Program Revenue Bonds, Note Series 2019B, 2.750%, 4/17/20	No Opt. Call	N/R	1,009,630
3,655	Camden County Improvement Authority, New Jersey, County Guaranteed Loan Revenue Bonds, City Hall Project, Series 2018, 3.250%, 12/01/37	12/28 at 100.00	AA	3,910,631
820	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aaa	931,356
1,955	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AA	2,516,105
1,050	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	1,113,955
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Vocational Technical Schools Project, Series 2016:
6,490	5.000%, 5/01/46 (UB) (4)	5/26 at 100.00	AA	7,676,177
1,000	5.250%, 5/01/51	5/26 at 100.00	AA	1,193,800
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
350	5.000%, 6/15/21	No Opt. Call	BBB+	371,185
2,870	5.000%, 6/15/25	6/22 at 100.00	BBB+	3,114,180
450	5.000%, 6/15/28	6/22 at 100.00	BBB+	486,054
1,840	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	1,905,743
4,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, 5.250%, 6/15/40	6/25 at 100.00	A-	4,566,680
1,500	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26	6/24 at 100.00	A-	1,711,305
2,000	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	A-	2,379,180
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
225	5.000%, 6/15/29	6/26 at 100.00	A+	269,474
125	5.000%, 6/15/30	6/26 at 100.00	A+	148,889
2,770	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A, 5.000%, 6/15/31	6/26 at 100.00	A+	3,277,907
48

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 14,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A-	$10,629,044
1,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A-	2,149,603
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
6,925	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	4,929,700
4,765	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	3,276,366
1,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	663,430
1,510	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A-	1,760,237
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
1,300	5.500%, 6/15/31	6/21 at 100.00	A-	1,386,112
1,245	5.250%, 6/15/36	6/21 at 100.00	A-	1,320,111
3,600	5.000%, 6/15/42	6/21 at 100.00	A-	3,789,036
6,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	6/22 at 100.00	A-	6,630,466
285	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA, 5.000%, 6/15/36	6/23 at 100.00	A-	312,149
1,070	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 4.250%, 12/15/38	12/28 at 100.00	A-	1,189,915
1,140	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36	5/25 at 100.00	AA	1,228,065
	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
1,330	5.000%, 5/01/21	No Opt. Call	Aa2	1,412,487
1,715	3.500%, 5/01/35	5/22 at 100.00	Aa2	1,770,051
3,000	Union County Improvement Authority, New Jersey, Lease Revenue Bonds, Plainfield - Park Madison Redevelopment Project, Refunding Series 2013A, 5.000%, 3/01/34 (UB) (4)	No Opt. Call	AA+	3,945,420
84,460	Total Tax Obligation/Limited			84,232,426
	Transportation – 14.9%
1,100	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	1,206,018
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
360	5.000%, 1/01/34	1/24 at 100.00	A1	411,397
1,510	4.125%, 1/01/39	1/24 at 100.00	A1	1,626,210
2,000	5.000%, 1/01/44	1/24 at 100.00	A1	2,260,060
1,635	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015, 4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	1,818,185
3,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2019B, 5.000%, 7/01/30	7/29 at 100.00	A1	3,972,750
49

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017:
$ 1,000	5.000%, 7/01/42	7/27 at 100.00	A1	$1,224,950
3,115	5.000%, 7/01/47	7/27 at 100.00	A1	3,791,578
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2019A:
1,050	5.000%, 7/01/30	7/29 at 100.00	A1	1,390,463
1,130	5.000%, 7/01/31	7/29 at 100.00	A1	1,487,792
2,575	3.000%, 7/01/49	7/29 at 100.00	A1	2,646,997
1,760	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A+	1,999,624
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,000	5.000%, 1/01/24	1/23 at 100.00	A	1,113,340
1,095	5.000%, 1/01/26	1/23 at 100.00	A	1,217,202
1,070	5.000%, 1/01/27	1/23 at 100.00	A	1,187,796
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,260	5.000%, 7/01/23 (AMT)	No Opt. Call	BBB	1,420,486
1,490	5.000%, 1/01/31 – AGM Insured (AMT)	1/24 at 100.00	AA	1,682,046
1,255	5.625%, 1/01/52 (AMT)	1/24 at 100.00	BBB	1,422,492
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1999:
400	5.125%, 9/15/23 (AMT)	8/22 at 101.00	BB	433,604
1,025	5.250%, 9/15/29 (AMT)	8/22 at 101.00	BB	1,131,928
300	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)	3/24 at 101.00	BB	348,999
	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017:
3,085	5.000%, 10/01/37 (AMT)	10/27 at 100.00	Ba1	3,636,876
2,490	5.000%, 10/01/47 (AMT)	10/27 at 100.00	Ba1	2,886,807
1,300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	1,754,766
1,385	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	1,554,621
1,870	New Jersey Turnpike Authority, Revenue Bonds, Series 2013A, 5.000%, 1/01/43	7/22 at 100.00	A+	2,053,316
1,810	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA-	2,075,346
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twelfth Series 2019:
3,000	4.000%, 9/01/37	9/29 at 100.00	AA-	3,548,970
3,000	4.000%, 9/01/39	9/29 at 100.00	AA-	3,526,500
50

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
$ 1,645	5.750%, 12/01/22 – NPFG Insured (AMT)	9/19 at 100.00	BBB+	$1,715,965
3,150	5.750%, 12/01/25 – NPFG Insured (AMT)	9/19 at 100.00	BBB+	3,266,109
51,865	Total Transportation			59,813,193
	U.S. Guaranteed – 7.3% (5)
500	Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/26 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	553,940
5	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured (ETM)	No Opt. Call	Aaa	5,680
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
2,055	5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	2,126,761
1,100	5.875%, 6/01/42 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	1,139,424
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
195	3.750%, 7/01/27 (ETM)	No Opt. Call	N/R	222,403
1,125	5.000%, 7/01/31 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,246,365
1,095	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,213,129
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center Obligated Group Issue, Refunding Series 2013:
140	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	161,588
660	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	761,772
80	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	93,082
360	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	418,871
360	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	389,279
845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St Clare's Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	11/19 at 100.00	AA	873,992
1,935	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformatiom Program, Series 2009A, 5.750%, 10/01/31 (Pre-refunded 10/01/19)	10/19 at 100.00	A-	1,941,618
435	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	483,211
3,560	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35 (Pre-refunded 1/01/20)	1/20 at 100.00	A+	3,605,924
3,150	New Jersey Turnpike Authority, Revenue Bonds, Series 2013A, 5.000%, 1/01/43 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	3,499,114
2,750	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	A3	2,787,867
51

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A:
$ 570	5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	$631,338
70	5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	77,533
900	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42 (Pre-refunded 5/01/20)	5/20 at 100.00	Aa2	923,490
4,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa	4,409,640
	Readington Township, New Jersey, General Obligation Bonds, General Improvement Series 2011:
875	5.125%, 1/15/28 (Pre-refunded 1/15/21)	1/21 at 100.00	AA	923,641
875	5.250%, 1/15/30 (Pre-refunded 1/15/21)	1/21 at 100.00	AA	925,120
27,640	Total U.S. Guaranteed			29,414,782
	Utilities – 2.5%
2,430	Essex County Improvement Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2015, 5.250%, 7/01/45 (AMT), 144A	7/20 at 100.00	BB-	2,470,727
	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A:
500	5.000%, 6/15/37 (AMT)	6/22 at 100.00	Baa2	532,800
1,000	5.125%, 6/15/43 (AMT)	6/22 at 100.00	Baa2	1,066,710
3,300	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39	8/24 at 100.00	Aa3	3,303,564
960	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2010D, 4.875%, 11/01/29 (AMT)	11/20 at 100.00	A+	994,829
695	Passaic County Utilities Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Refunding Series 2018, 5.000%, 3/01/37	No Opt. Call	AA	955,924
705	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB	766,299
9,590	Total Utilities			10,090,853
	Water and Sewer – 1.9%
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
1,045	5.000%, 10/01/23	No Opt. Call	A+	1,199,670
2,175	4.250%, 10/01/47 (AMT)	10/22 at 100.00	A+	2,280,857
1,770	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2019, 4.000%, 8/01/59 (AMT)	8/29 at 100.00	A+	1,951,602
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A:
930	5.000%, 6/01/27	6/22 at 100.00	A+	1,019,392
1,145	5.000%, 6/01/42	6/22 at 100.00	A+	1,246,699
7,065	Total Water and Sewer			7,698,220
$ 377,125	Total Long-Term Investments (cost $377,331,830)			407,467,206

52

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.3%
	MUNICIPAL BONDS – 0.3%
	Education and Civic Organizations – 0.3%
$ 1,310	Rutgers State University, New Jersey, Revenue Bonds, Variable Rate Demand Obligations, Series 2009G, 1.350%, 5/01/39 (Mandatory Put 10/08/19) (6)	11/19 at 100.00	A-1	$ 1,310,000
$ 1,310	Total Short-Term Investments (cost $1,310,000)			1,310,000
	Total Investments (cost $378,641,830) – 101.4%			408,777,206
	Floating Rate Obligations – (1.9)%			(7,590,000)
	Other Assets Less Liabilities – 0.5% (7)			1,808,266
	Net Assets – 100%			$ 402,995,472
Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury Long Bond	Short	(33)	12/19	$(5,470,287)	$(5,453,250)	$17,037	$ —
Total receivable for variation margin on futures contracts							$ —
Total payable for variation margin on futures contracts							$( —)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.
53

Nuveen New York Municipal Bond Fund
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.9%
	MUNICIPAL BONDS – 96.9%
	Consumer Staples – 3.8%
$ 15,110	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	9/19 at 100.00	BB+	$15,113,626
101,105	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50	9/19 at 14.59	N/R	11,357,125
1,850	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	9/19 at 100.00	B-	1,849,945
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1:
1,925	5.625%, 6/01/35	No Opt. Call	BBB	2,094,747
6,885	5.750%, 6/01/43	No Opt. Call	BBB	8,383,933
1,565	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	1,642,436
3,000	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,975,700
131,440	Total Consumer Staples			43,417,512
	Education and Civic Organizations – 13.4%
	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A:
265	5.000%, 4/01/20	10/19 at 100.00	B	265,543
1,000	5.000%, 4/01/27	10/19 at 100.00	B	1,001,870
290	5.000%, 4/01/37	10/19 at 100.00	B	290,383
2,190	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B+	2,261,284
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
1,630	5.000%, 4/01/33	4/23 at 100.00	BBB-	1,773,489
1,250	5.500%, 4/01/43	4/23 at 100.00	BBB-	1,365,750
	Build New York City Resource Corporation, New York, Revenue Bonds, Children's Aid Society Project, Series 2015:
2,500	5.000%, 7/01/40	7/25 at 100.00	A+	2,933,575
2,500	5.000%, 7/01/45	7/25 at 100.00	A+	2,917,625
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York - Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
1,000	5.000%, 6/01/38	6/24 at 100.00	Aa2	1,155,730
4,050	5.000%, 6/01/43	6/24 at 100.00	Aa2	4,649,238
54

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
$ 2,240	5.000%, 11/01/39	11/24 at 100.00	BB	$2,387,414
1,000	5.500%, 11/01/44	11/24 at 100.00	BB	1,083,280
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
1,050	5.000%, 4/15/33	4/23 at 100.00	BB+	1,119,899
1,875	5.000%, 4/15/43	4/23 at 100.00	BB+	1,973,531
595	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	A-	699,625
	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007:
1,670	5.250%, 7/01/29 – FGIC Insured	No Opt. Call	Baa2	2,117,193
735	5.250%, 7/01/34 – FGIC Insured	No Opt. Call	Baa2	973,133
1,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	1,707,540
1,600	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Refunding Series 2015A, 5.000%, 7/01/43	7/25 at 100.00	A1	1,882,144
85	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – NPFG Insured	9/19 at 100.00	Baa2	85,257
7,740	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	8,201,614
750	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.625%, 11/01/32 – AGM Insured	5/21 at 100.00	AA	804,555
2,760	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A-	3,205,547
4,590	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A-	5,334,773
1,055	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	Aa2	1,570,916
3,450	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	Aa2	4,136,998
1,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2018A, 5.000%, 7/01/48	7/28 at 100.00	Aa2	1,873,875
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2019A:
8,000	5.000%, 7/01/42	7/29 at 100.00	Aa2	10,276,480
11,215	5.000%, 7/01/49	7/29 at 100.00	Aa2	14,231,723
1,200	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	AA	1,237,404
5,000	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 2015A, 5.000%, 7/01/44	7/24 at 100.00	A2	5,695,250
3,450	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A	12/26 at 100.00	BB-	3,843,438
55

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 3,040	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	$2,922,747
760	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	BBB	861,422
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
4,000	5.000%, 1/01/31 – AMBAC Insured	9/19 at 100.00	BBB	4,010,960
1,060	5.000%, 1/01/39 – AMBAC Insured	9/19 at 100.00	BBB	1,077,554
1,795	4.750%, 1/01/42 – AMBAC Insured	9/19 at 100.00	BBB	1,821,117
5,170	5.000%, 1/01/46 – AMBAC Insured	9/19 at 100.00	BBB	5,247,188
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
720	5.000%, 3/01/31 – FGIC Insured	9/19 at 100.00	Baa1	725,479
2,500	5.000%, 3/01/36 – NPFG Insured	9/19 at 100.00	Baa1	2,506,500
2,140	4.500%, 3/01/39 – FGIC Insured	9/19 at 100.00	Baa1	2,143,510
1,150	4.750%, 3/01/46 – NPFG Insured	9/19 at 100.00	Baa1	1,151,737
2,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Carnegie Hall, Series 2009A, 5.000%, 12/01/39	12/19 at 100.00	A+	2,019,380
740	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	AA	776,600
5,375	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2013A, 5.000%, 8/01/33	8/23 at 100.00	AA-	6,111,751
	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2014A:
3,800	5.000%, 8/01/38	8/23 at 100.00	AA-	4,300,916
10,000	5.000%, 8/01/43	8/23 at 100.00	AA-	11,279,200
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019:
3,740	2.625%, 9/15/69 (WI/DD, Settling 10/22/19)	3/29 at 100.00	N/R	3,872,172
2,810	2.800%, 9/15/69 (WI/DD, Settling 10/22/19)	3/29 at 100.00	N/R	2,924,142
	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2012:
1,000	5.000%, 7/01/32	7/22 at 100.00	Baa2	1,083,110
1,745	5.000%, 7/01/42	7/22 at 100.00	Baa2	1,871,460
1,600	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A3	1,659,440
	Yonkers Economic Development Corporation, New York, Revenue Bonds, Charter School Educational Excellence Project, Series 2010A:
1,160	6.000%, 10/15/30	10/20 at 100.00	BB	1,201,296
2,300	6.250%, 10/15/40	10/20 at 100.00	BB	2,376,314
138,340	Total Education and Civic Organizations			155,000,071
56

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Financials – 2.5%
$ 5,710	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	$7,948,834
3,475	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	5,043,441
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit, Series 2007A Sr. Bond:
72	0.000%, 8/01/40	No Opt. Call	N/R	52,410
5,718	0.000%, 8/01/41	No Opt. Call	N/R	4,159,558
3,184	0.000%, 8/01/44	No Opt. Call	N/R	2,316,540
147	0.000%, 8/01/45	No Opt. Call	N/R	106,990
12,954	0.000%, 8/01/46	No Opt. Call	N/R	9,424,127
31,260	Total Financials			29,051,900
	Health Care – 2.1%
550	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A	565,505
2,300	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43	5/25 at 100.00	A-	2,650,934
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015, 5.000%, 12/01/29, 144A	6/25 at 100.00	BBB-	1,168,240
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017, 5.000%, 12/01/36, 144A	6/27 at 100.00	BBB-	237,468
	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc Project, Series 2016B:
2,000	4.000%, 7/01/41	7/26 at 100.00	A-	2,214,920
1,325	5.000%, 7/01/46	7/26 at 100.00	A-	1,561,393
	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010:
2,720	5.750%, 8/15/35	2/21 at 100.00	Aa1	2,906,157
5,000	5.500%, 8/15/40	2/21 at 100.00	Aa1	5,301,900
1,395	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 5.000%, 12/01/42	12/22 at 100.00	A-	1,524,358
375	Monroe County Industrial Development Corporation, New York, Tax-Exempt Revenue Bonds, Highland Hospital of Rochester Project, Series 2015, 5.000%, 7/01/34	7/25 at 100.00	A	450,619
1,715	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A-	1,833,781
1,000	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	Baa2	1,137,630
1,745	Yonkers Industrial Development Agency, New York, Revenue Bonds, St John's Riverside Hospital, Series 2001A, 7.125%, 7/01/31	9/19 at 100.00	B-	1,744,808
925	Yonkers Industrial Development Agency, New York, Revenue Bonds, St John's Riverside Hospital, Series 2001B, 7.125%, 7/01/31	9/19 at 100.00	B-	924,898
22,250	Total Health Care			24,222,611
57

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.3%
$ 95	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	9/19 at 100.00	AA	$95,345
855	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	875,939
1,500	New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, Cannon Street Senior Housing Project, Series 2007A, 5.300%, 2/15/39 (AMT)	9/19 at 100.00	Aa1	1,502,820
1,000	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 2001G, 5.400%, 8/15/33 (AMT)	9/19 at 100.00	Aa1	1,002,090
3,450	Total Housing/Multifamily			3,476,194
	Industrials – 1.5%
2,145	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A	1/25 at 100.00	N/R	2,388,651
13,070	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Series 2014-1, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	14,518,025
15,215	Total Industrials			16,906,676
	Long-Term Care – 0.2%
650	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	9/19 at 100.00	A2	651,294
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
380	5.800%, 7/01/23	9/19 at 100.00	N/R	375,660
395	6.100%, 7/01/28	9/19 at 100.00	N/R	386,120
210	6.200%, 7/01/33	9/19 at 100.00	N/R	203,246
1,225	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc Project, Refunding Series 2010, 6.000%, 12/01/40	12/20 at 100.00	BBB-	1,281,044
2,860	Total Long-Term Care			2,897,364
	Tax Obligation/General – 8.7%
13,000	Nassau County, New York, General Obligation Bonds, Bond Anticipation Note Series 2019A, 5.000%, 6/01/20	No Opt. Call	N/R	13,354,900
1,955	Nassau County, New York, General Obligation Bonds, General Improvement Series 2019A, 5.000%, 4/01/37 – AGM Insured	4/29 at 100.00	AA	2,488,246
	Nassau County, New York, General Obligation Bonds, General Improvment Series 2016C:
2,000	5.000%, 4/01/39 – BAM Insured	4/26 at 100.00	AA	2,391,700
1,000	5.000%, 4/01/40 – BAM Insured	4/26 at 100.00	AA	1,192,960
6,670	New York City, New York, General Obligation Bonds, Series 2011D-I, 5.000%, 10/01/34	10/21 at 100.00	Aa1	7,214,339
	New York City, New York, General Obligation Bonds, Series 2012A-1:
1,900	5.000%, 10/01/30 – Insured	10/22 at 100.00	Aa1	2,125,511
1,915	5.000%, 10/01/31	10/22 at 100.00	Aa1	2,141,238
3,000	5.000%, 10/01/33	10/22 at 100.00	Aa1	3,346,890
	New York City, New York, General Obligation Bonds, Series 2013F-1:
1,810	5.000%, 3/01/32	3/23 at 100.00	Aa1	2,050,585
6,100	5.000%, 3/01/37	3/23 at 100.00	Aa1	6,870,064
58

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,000	New York City, New York, General Obligation Bonds, Series 2014D-1, 5.000%, 8/01/30	8/23 at 100.00	Aa1	$2,298,920
2,500	New York City, New York, General Obligation Bonds, Series 2015A, 5.000%, 8/01/32	8/24 at 100.00	Aa1	2,947,075
1,650	New York City, New York, General Obligation Bonds, Series 2017B-1, 5.000%, 12/01/41	12/26 at 100.00	Aa1	1,997,028
11,000	New York City, New York, General Obligation Bonds, Series 2018 E-1, 5.000%, 3/01/40	3/28 at 100.00	Aa1	13,677,290
5,000	New York City, New York, General Obligation Bonds, Series 2018 F-1, 5.000%, 4/01/45	4/28 at 100.00	Aa1	6,164,450
10,420	New York City, New York, General Obligation Bonds, Series 2018E-1, 5.000%, 3/01/39	3/28 at 100.00	Aa1	12,995,303
14,420	New York City, New York, General Obligation Bonds, Series 2018F-1, 5.000%, 4/01/40	4/28 at 100.00	Aa1	17,957,658
86,340	Total Tax Obligation/General			101,214,157
	Tax Obligation/Limited – 25.7%
13,000	Battery Park City Authority, New York, Senior Revenue Bonds, Sustainability Series 2019A, 5.000%, 11/01/49	11/29 at 100.00	Aaa	16,694,340
	Dormitory Authority of the State of New York, Residential Insitutions for Children Revenue Bonds, Series 2008-A1:
2,000	5.000%, 6/01/33	9/19 at 100.00	Aa1	2,005,560
2,500	5.000%, 6/01/38	9/19 at 100.00	Aa1	2,506,775
20	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	10/19 at 100.00	AA	20,058
5,955	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/34	3/21 at 100.00	AA+	6,290,981
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	2/22 at 100.00	AA+	1,086,830
3,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C Group C, 5.000%, 3/15/44	3/24 at 100.00	AA+	3,455,400
6,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015A, 5.000%, 3/15/31	3/25 at 100.00	AA+	7,195,860
2,835	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group B, 5.000%, 2/15/32	2/25 at 100.00	AA+	3,388,676
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group C, 5.000%, 2/15/38	2/25 at 100.00	AA+	1,176,770
7,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2017A, 5.000%, 2/15/37	2/27 at 100.00	AA+	8,576,960
2,825	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B Group A,B&C, 5.000%, 3/15/35	9/25 at 100.00	AA+	3,405,086
2,710	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A, 5.000%, 3/15/37	3/27 at 100.00	AA+	3,345,522
15,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018C, 4.000%, 3/15/45	3/28 at 100.00	AA+	16,981,500
	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018E Group 4:
10,000	5.000%, 3/15/44	9/28 at 100.00	AA+	12,448,600
9,000	5.000%, 3/15/45	9/28 at 100.00	AA+	11,181,420
59

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
$ 2,000	5.000%, 11/15/28	11/25 at 100.00	BB	$2,304,740
2,000	5.000%, 11/15/32	11/25 at 100.00	BB	2,271,440
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture, Series 2017A:
5,000	5.000%, 2/15/39	2/27 at 100.00	Aa2	6,149,100
5,710	5.000%, 2/15/42	2/27 at 100.00	Aa2	6,971,682
11,470	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	Aa2	12,130,443
8,335	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Green Series 2017A, 5.000%, 11/15/42	5/27 at 100.00	AA	10,188,787
5,450	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Green Series 2017B-1, 5.000%, 11/15/47	11/27 at 100.00	AA	6,687,368
4,000	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds, Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28	5/23 at 100.00	AA	4,520,800
8,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	10,086,695
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Series 2018S-4A:
4,000	5.250%, 7/15/35	7/28 at 100.00	AA	5,157,400
4,200	5.250%, 7/15/36	7/28 at 100.00	AA	5,396,496
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Series 2019S-1:
14,300	5.000%, 7/15/43	7/28 at 100.00	AA	17,796,779
3,000	5.000%, 7/15/45	7/28 at 100.00	AA	3,721,500
2,780	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Series 2019S-3A, 5.000%, 7/15/36	7/28 at 100.00	AA	3,517,756
3,950	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2013I, 5.000%, 5/01/38	5/23 at 100.00	AAA	4,465,119
2,480	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2014B-1, 5.000%, 11/01/36	5/24 at 100.00	AAA	2,881,710
5,715	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2014D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	6,602,539
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2015E-1, 5.000%, 2/01/41	2/25 at 100.00	AAA	11,714,800
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2017B-1, 5.000%, 8/01/36	8/26 at 100.00	AAA	6,105,550
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2019A-1:
1,375	5.000%, 8/01/38	8/28 at 100.00	AAA	1,728,746
10,000	5.000%, 8/01/40	8/28 at 100.00	AAA	12,493,700
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2020A-2, 5.000%, 5/01/39	5/29 at 100.00	AAA	3,186,450
60

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 9,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.000%, 11/01/39	11/20 at 100.00	AAA	$9,380,160
5,500	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)	No Opt. Call	AA+	5,639,865
5,000	New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2011A-1, 5.000%, 4/01/31	4/21 at 100.00	AA+	5,308,750
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
435	0.000%, 7/01/24	No Opt. Call	N/R	379,542
4,196	0.000%, 7/01/27	No Opt. Call	N/R	3,320,253
3,889	0.000%, 7/01/29	7/28 at 98.64	N/R	2,860,710
929	0.000%, 7/01/31	7/28 at 91.88	N/R	629,806
1,044	0.000%, 7/01/33	7/28 at 86.06	N/R	645,756
4,407	5.000%, 7/01/58	7/28 at 100.00	N/R	4,606,020
764	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40	7/28 at 100.00	N/R	778,325
2,000	Suffolk County Judicial Facilities Agency, New York, Lease Revenue Bonds, H Lee Dennison Building, Series 2013, 5.000%, 11/01/33	11/23 at 100.00	BBB+	2,229,360
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:
5,750	5.000%, 1/01/29 (AMT)	1/26 at 100.00	BBB	6,442,185
1,930	5.000%, 1/01/32 (AMT)	1/26 at 100.00	BBB	2,147,646
1,250	5.000%, 1/01/34 (AMT)	1/26 at 100.00	BBB	1,381,625
5,430	5.000%, 1/01/36 (AMT)	1/26 at 100.00	BBB	5,933,361
257,134	Total Tax Obligation/Limited			297,523,302
	Transportation – 19.6%
1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2017A-1, 5.250%, 11/15/57	5/27 at 100.00	AA-	1,822,350
960	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/31	11/22 at 100.00	AA-	1,070,938
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/32	11/23 at 100.00	AA-	2,853,175
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B:
2,000	5.250%, 11/15/38	5/24 at 100.00	AA-	2,321,840
1,000	5.250%, 11/15/44	5/24 at 100.00	AA-	1,155,150
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015C-1:
5,000	5.250%, 11/15/29	11/25 at 100.00	AA-	6,125,400
8,610	5.250%, 11/15/31	11/25 at 100.00	AA-	10,532,182
61

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
$ 2,800	3.163%, 10/01/37 (6)	9/19 at 101.00	N/R	$1,834,000
2,000	3.231%, 10/01/46 (6)	9/19 at 101.00	N/R	1,310,000
9,500	New York City, Industrial Development Agency, Senior Airport Facilities Revenue Refunding Bonds, TrIPs Obligated Group, Series 2012A, 5.000%, 7/01/28 (AMT)	7/22 at 100.00	BBB+	10,335,335
3,370	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	3,626,154
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A:
2,225	5.000%, 1/01/36	1/26 at 100.00	A2	2,676,208
8,515	5.000%, 1/01/46	1/26 at 100.00	A2	10,085,507
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc., John F Kennedy International Airport Project, Refunding Series 2016:
3,285	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	3,482,231
12,260	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	12,951,096
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
8,900	5.000%, 1/01/32 (AMT)	1/28 at 100.00	Baa3	10,844,739
3,635	5.000%, 1/01/34 (AMT)	1/28 at 100.00	Baa3	4,407,728
13,685	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	15,314,610
	Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds, Buffalo International Airport, Series 2014A:
2,000	5.000%, 4/01/25 (AMT)	4/24 at 100.00	A3	2,302,340
3,775	5.000%, 4/01/26 (AMT)	4/24 at 100.00	A3	4,331,284
3,330	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014, 5.000%, 9/01/39	9/24 at 100.00	AA-	3,894,002
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015:
2,520	5.000%, 5/01/40	5/25 at 100.00	AA-	2,983,151
480	5.000%, 5/01/45	5/25 at 100.00	AA-	564,566
3,730	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Eighth Series 2016, 5.000%, 11/15/46	11/26 at 100.00	AA-	4,518,447
8,675	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fifth Series 2016, 5.000%, 10/01/35 (AMT)	10/26 at 100.00	AA-	10,469,684
10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015, 5.250%, 10/15/55	10/25 at 100.00	AA-	12,086,300
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh Series 2018:
4,225	4.000%, 9/01/43	9/28 at 100.00	AA-	4,860,398
10,230	5.000%, 9/01/48	9/28 at 100.00	AA-	12,735,225
62

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Series 2017, 5.250%, 10/15/57	4/27 at 100.00	AA-	$6,111,250
3,585	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	BBB+	3,797,770
4,585	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – NPFG Insured (AMT)	9/19 at 100.00	BBB+	4,754,003
1,365	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Refunding Series 2017B, 5.000%, 11/15/38	5/27 at 100.00	AA-	1,688,341
3,905	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2014A, 5.000%, 11/15/39	5/24 at 100.00	AA-	4,519,608
10,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37	5/27 at 100.00	AA-	12,403,800
19,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42	11/27 at 100.00	AA-	24,164,595
5,355	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2019A, 5.000%, 11/15/49	5/29 at 100.00	AA-	6,754,154
1,560	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	1,645,816
195,565	Total Transportation			227,333,377
	U.S. Guaranteed – 3.5% (7)
1,000	Albany Capital Resource Corporation, New York, St Peter's Hospital Project, Series 2011, 6.125%, 11/15/30 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R	1,060,450
3,875	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+	3,951,415
1,600	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	AA	1,642,624
350	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	362,394
2,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	A-	2,667,875
1,480	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 (Pre-refunded 10/01/19) – AGC Insured	10/19 at 100.00	AA	1,484,647
	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vassar Brothers Medical Center Facility, Series 2005:
545	5.500%, 4/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	AA	570,321
950	5.500%, 4/01/34 (Pre-refunded 10/01/20)	10/20 at 100.00	AA	994,298
1,200	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 (Pre-refunded 10/01/20) – AGM Insured	10/20 at 100.00	AA	1,250,796
530	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2	562,993
3,515	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 0.000%, 12/01/19 – AGM Insured (ETM)	No Opt. Call	AA	3,506,107
63

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A	$10,671,500
1,165	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/31 (Pre-refunded 11/15/22)	11/22 at 100.00	N/R	1,316,368
4,845	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	AA-	5,096,552
3,520	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/31 (Pre-refunded 5/15/23)	5/23 at 100.00	AA-	4,047,754
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013C, 5.000%, 11/15/32 (Pre-refunded 5/15/23)	5/23 at 100.00	AA-	1,149,930
290	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	311,141
38,365	Total U.S. Guaranteed			40,647,165
	Utilities – 6.9%
7,075	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	BBB-	7,191,596
420	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	452,239
2,485	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA	2,477,992
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
2,350	0.000%, 6/01/20 – AGM Insured	No Opt. Call	AA	2,328,545
2,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	1,854,140
2,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	1,819,340
2,980	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A	3,427,566
2,910	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	A	3,544,380
2,430	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A	7/23 at 100.00	B1	2,587,027
4,055	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)	9/19 at 100.00	N/R	4,092,833
10,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/36	12/25 at 100.00	AAA	12,142,600
5,095	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	5,840,551
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017:
15,500	5.000%, 12/15/38	12/27 at 100.00	AAA	19,563,790
3,000	5.000%, 12/15/39	12/27 at 100.00	AAA	3,783,240
7,000	5.000%, 12/15/40	12/27 at 100.00	AAA	8,803,200
69,300	Total Utilities			79,909,039
64

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 8.7%
$ 10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Series 2013DD, 5.000%, 6/15/35	6/23 at 100.00	AA+	$11,430,800
4,465	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Series 2017CC-1, 5.000%, 6/15/46	6/26 at 100.00	AA+	5,366,171
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Series 2017DD, 5.000%, 6/15/47	12/26 at 100.00	AA+	6,072,650
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Series 2018CC-1, 5.000%, 6/15/48	6/27 at 100.00	AA+	3,648,900
10,905	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Series 2018EE, 5.000%, 6/15/40	12/27 at 100.00	AA+	13,612,057
10,000	New York CityMunicipal Water Finance Authority, Water and Sewer System Second eneral Resolution Revenue Bonds, Serries 2020BB-1, 5.000%, 6/15/49	12/29 at 100.00	AA+	12,707,300
500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated Series 2014A, 5.000%, 6/15/30	6/24 at 100.00	AAA	588,685
6,675	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/34	6/25 at 100.00	AAA	8,057,259
6,810	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Series 2016A, 5.000%, 6/15/41	6/26 at 100.00	AAA	8,292,537
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A:
2,000	5.000%, 6/15/42	6/27 at 100.00	AAA	2,470,480
2,000	5.000%, 6/15/46	6/27 at 100.00	AAA	2,454,240
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017E:
1,710	5.000%, 6/15/38	6/27 at 100.00	AAA	2,129,548
8,800	5.000%, 6/15/47	6/27 at 100.00	AAA	10,787,128
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2018B, 5.000%, 6/15/43	6/28 at 100.00	AAA	1,257,280
3,065	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Green Series 2017C, 5.000%, 8/15/47	8/27 at 100.00	AAA	3,770,287
900	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	9/19 at 100.00	N/R	913,500
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
1,000	4.250%, 7/01/25	7/22 at 100.00	N/R	1,026,250
505	5.500%, 7/01/28	7/22 at 100.00	N/R	535,300
1,875	5.750%, 7/01/37	7/22 at 100.00	N/R	1,992,188
1,530	6.000%, 7/01/47	7/22 at 100.00	N/R	1,629,450
65

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Water Authority of Western Nassau County, New York, Water System Revenue Bonds, Series 2015A:
$ 675	5.000%, 4/01/40	4/25 at 100.00	AA-	$787,226
1,050	5.000%, 4/01/45	4/25 at 100.00	AA-	1,217,947
83,465	Total Water and Sewer			100,747,183
$ 1,074,984	Total Long-Term Investments (cost $1,040,605,540)			1,122,346,551

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 3.1%
	MUNICIPAL BONDS – 3.1%
	Education and Civic Organizations – 0.6%
$ 7,000	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Variable Rate Demand Obligations, Series 2010A, 1.450%, 12/01/29 (Mandatory Put 10/09/19) (8)	10/19 at 100.00	A-1	$ 7,000,000
	Housing/Multifamily – 0.7%
4,490	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Variable Rate Demand Obligations, Sustainable Neighborhood Series 2017C-4, 1.450%, 5/01/57 (Mandatory Put 10/10/19) (8)	10/19 at 100.00	A-1	4,490,000
3,905	New York State Housing Finance Agency, 8 East 102nd Street Housing Revenue Bonds, Variable Rate Demand Obligations, Series 2010A, 1.490%, 5/01/44 (Mandatory Put 10/09/19) (8)	10/19 at 100.00	Aa3	3,905,000
8,395	Total Housing/Multifamily			8,395,000
	Tax Obligation/Limited – 1.8%
20,150	Dormitory Authority of the State of New York, Fifth General Resolution Consolidated Revenue Bonds, City University System, Variable Rate Demand Obligations, Series 2008D, 1.450%, 7/01/31 (Mandatory Put 10/10/19) (8)	10/19 at 100.00	A-1+	20,150,000
$ 35,545	Total Short-Term Investments (cost $35,545,000)			35,545,000
	Total Investments (cost $1,076,150,540) – 100.0%			1,157,891,551
	Floating Rate Obligations – (0.4)%			(4,125,000)
	Borrowings – (0.1)%			(800,000)
	Other Assets Less Liabilities – 0.5%			4,628,752
	Net Assets – 100%			$ 1,157,595,303
66

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
67

Statement of Assets and Liabilities
August 31, 2019
(Unaudited)
	Connecticut	Massachusetts	New Jersey	New York
Assets
Long-term investments, at value (cost $231,853,182, $432,265,463, $377,331,830 and $1,040,605,540, respectively)	$247,500,255	$465,540,694	$407,467,206	$1,122,346,551
Short-term investments, at value (cost approximates value)	—	11,100,000	1,310,000	35,545,000
Cash	302,783	9,367,876	—	90,509
Cash collateral at brokers for investments in futures contracts(1)	—	—	95,000	—
Receivable for:
Interest	2,278,073	4,725,396	3,806,984	11,889,533
Investments sold	—	2,631,056	1,840,000	—
Shares sold	183,220	1,939,316	458,049	3,873,338
Other assets	53,986	13,785	20,435	142,043
Total assets	250,318,317	495,318,123	414,997,674	1,173,886,974
Liabilities
Borrowings	—	—	—	800,000
Cash overdraft	—	—	3,149,782	—
Floating rate obligations	1,570,000	—	7,590,000	4,125,000
Payable for:
Dividends	116,662	115,076	140,479	586,917
Interest	23,501	—	117,444	71,404
Investments purchased	—	—	—	6,550,000
Shares redeemed	246,562	710,960	625,720	3,128,734
Accrued expenses:
Management fees	104,626	203,662	167,175	463,503
Shareholder reporting expenses	24,520	65,900	48,248	118,163
Trustees fees	52,671	11,606	19,655	143,348
12b-1 distribution and service fees	34,956	41,604	55,766	132,221
Other	57,526	90,134	87,933	172,381
Total liabilities	2,231,024	1,238,942	12,002,202	16,291,671
Net assets	$248,087,293	$494,079,181	$402,995,472	$1,157,595,303

Class A Shares
Net assets	$147,915,997	$180,541,095	$200,945,020	$ 479,580,987
Shares outstanding	13,662,421	17,261,073	17,046,518	42,323,089
Net asset value ("NAV") per share	$ 10.83	$ 10.46	$ 11.79	$ 11.33
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.30	$ 10.92	$ 12.31	$ 11.83
Class C Shares
Net assets	$ 5,235,105	$ 7,773,592	$ 15,711,257	$ 45,542,135
Shares outstanding	484,559	749,293	1,339,328	4,024,966
NAV and offering price per share	$ 10.80	$ 10.37	$ 11.73	$ 11.31
Class C2 Shares
Net assets	$ 8,955,902	$ 7,692,303	$ 14,364,221	$ 21,575,755
Shares outstanding	827,503	740,643	1,223,049	1,905,641
NAV and offering price per share	$ 10.82	$ 10.39	$ 11.74	$ 11.32
Class I Shares
Net assets	$ 85,980,289	$298,072,191	$171,974,974	$ 610,896,426
Shares outstanding	7,920,447	28,506,564	14,536,403	53,863,752
NAV and offering price per share	$ 10.86	$ 10.46	$ 11.83	$ 11.34
Fund level net assets consist of:
Capital paid-in	$236,125,510	$471,251,665	$373,418,772	$1,092,904,490
Total distributable earnings	11,961,783	22,827,516	29,576,700	64,690,813
Fund level net assets	$248,087,293	$494,079,181	$402,995,472	$1,157,595,303
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.
68

Statement of Operations
Six Months Ended August 31, 2019
(Unaudited)
	Connecticut	Massachusetts	New Jersey	New York
Investment Income	$ 4,408,842	$ 7,482,942	$ 6,837,748	$19,679,133
Expenses
Management fees	593,419	1,105,515	913,631	2,549,365
12b-1 service fees - Class A Shares	143,525	164,813	187,217	455,855
12b-1 distibution and service fees - Class C Shares	24,558	36,734	75,750	207,040
12b-1 distibution and service fees - Class C2 Shares	37,549	30,225	55,685	85,221
Shareholder servicing agent fees	45,689	113,609	90,561	218,012
Interest expense	12,708	1,165	84,837	83,159
Custodian fees	24,327	33,386	35,825	59,971
Professional fees	19,221	24,151	22,813	39,020
Trustees fees	3,162	5,985	4,880	14,160
Shareholder reporting expenses	9,592	17,150	13,506	30,593
Federal and state registration fees	3,419	13,748	7,899	22,256
Other	6,465	7,441	7,701	10,523
Total expenses	923,634	1,553,922	1,500,305	3,775,175
Net investment income (loss)	3,485,208	5,929,020	5,337,443	15,903,958
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	47,610	111,710	269,777	2,113,726
Futures contracts	—	—	(703,722)	—
Change in net unrealized appreciation (depreciation) of:
Investments	9,589,214	23,807,817	19,602,420	49,452,906
Futures contracts	—	—	(29,136)	—
Net realized and unrealized gain (loss)	9,636,824	23,919,527	19,139,339	51,566,632
Net increase (decrease) in net assets from operations	$13,122,032	$29,848,547	$24,476,782	$67,470,590
See accompanying notes to financial statements.
69

Statement of Changes in Net Assets
(Unaudited)
	Connecticut		Massachusetts
	Six Months Ended 8/31/19	Year Ended 2/28/19	Six Months Ended 8/31/19	Year Ended 2/28/19
Operations
Net investment income (loss)	$ 3,485,208	$ 7,123,452	$ 5,929,020	$ 11,725,598
Net realized gain (loss) from:
Investments	47,610	127,991	111,710	(871,686)
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	9,589,214	(407,779)	23,807,817	(1,008,422)
Futures contracts	—	—	—	—
Net increase (decrease) in net assets from operations	13,122,032	6,843,664	29,848,547	9,845,490
Distributions to Shareholders
Dividends
Class A Shares	(2,101,032)	(4,244,587)	(2,271,907)	(4,723,952)
Class C Shares	(52,502)	(112,536)	(71,827)	(154,274)
Class C2 Shares	(118,457)	(402,186)	(88,547)	(259,494)
Class I Shares	(1,220,934)	(2,159,395)	(3,920,012)	(6,687,419)
Decrease in net assets from distributions to shareholders	(3,492,925)	(6,918,704)	(6,352,293)	(11,825,139)
Fund Share Transactions
Proceeds from sale of shares	32,669,251	33,769,435	104,326,031	198,873,611
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,800,593	5,436,937	5,633,689	10,468,041
	35,469,844	39,206,372	109,959,720	209,341,652
Cost of shares redeemed	(17,172,820)	(55,906,439)	(31,524,749)	(202,458,483)
Net increase (decrease) in net assets from Fund share transactions	18,297,024	(16,700,067)	78,434,971	6,883,169
Net increase (decrease) in net assets	27,926,131	(16,775,107)	101,931,225	4,903,520
Net assets at the beginning of period	220,161,162	236,936,269	392,147,956	387,244,436
Net assets at the end of period	$248,087,293	$220,161,162	$494,079,181	$ 392,147,956

See accompanying notes to financial statements.
70

Statement of Changes in Net Assets (Unaudited) (continued)
	New Jersey		New York
	Six Months Ended 8/31/19	Year Ended 2/28/19	Six Months Ended 8/31/19	Year Ended 2/28/19
Operations
Net investment income (loss)	$ 5,337,443	$ 10,671,134	$ 15,903,958	$ 30,298,303
Net realized gain (loss) from:
Investments	269,777	1,990,199	2,113,726	(6,573,229)
Futures contracts	(703,722)	(46,152)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	19,602,420	(319,581)	49,452,906	5,674,805
Futures contracts	(29,136)	46,173	—	—
Net increase (decrease) in net assets from operations	24,476,782	12,341,773	67,470,590	29,399,879
Distributions to Shareholders
Dividends
Class A Shares	(2,816,164)	(6,836,520)	(6,761,985)	(12,887,828)
Class C Shares	(169,177)	(471,162)	(456,393)	(880,861)
Class C2 Shares	(181,878)	(635,160)	(276,281)	(862,557)
Class I Shares	(2,417,591)	(5,074,408)	(8,598,027)	(14,397,662)
Decrease in net assets from distributions to shareholders	(5,584,810)	(13,017,250)	(16,092,686)	(29,028,908)
Fund Share Transactions
Proceeds from sale of shares	80,542,177	107,342,679	237,404,740	282,872,249
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,763,454	10,789,950	12,764,553	23,076,737
	85,305,631	118,132,629	250,169,293	305,948,986
Cost of shares redeemed	(27,136,698)	(128,495,128)	(86,270,349)	(249,333,245)
Net increase (decrease) in net assets from Fund share transactions	58,168,933	(10,362,499)	163,898,944	56,615,741
Net increase (decrease) in net assets	77,060,905	(11,037,976)	215,276,848	56,986,712
Net assets at the beginning of period	325,934,567	336,972,543	942,318,455	885,331,743
Net assets at the end of period	$402,995,472	$ 325,934,567	$1,157,595,303	$ 942,318,455
See accompanying notes to financial statements.
71

Financial Highlights
(Unaudited)
Connecticut
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (07/87)
2020(e)	$10.39	$0.16	$ 0.44	$ 0.60	$(0.16)	$ —	$(0.16)	$10.83
2019	10.39	0.33	(0.01)	0.32	(0.32)	—	(0.32)	10.39
2018	10.51	0.33	(0.11)	0.22	(0.34)	—	(0.34)	10.39
2017	10.87	0.34	(0.35)	(0.01)	(0.35)	—	(0.35)	10.51
2016	10.86	0.36	0.01	0.37	(0.36)	—	(0.36)	10.87
2015	10.49	0.37	0.36	0.73	(0.36)	—	(0.36)	10.86
Class C (02/14)
2020(e)	10.37	0.11	0.43	0.54	(0.11)	—	(0.11)	10.80
2019	10.37	0.24	(0.01)	0.23	(0.23)	—	(0.23)	10.37
2018	10.49	0.25	(0.12)	0.13	(0.25)	—	(0.25)	10.37
2017	10.85	0.25	(0.35)	(0.10)	(0.26)	—	(0.26)	10.49
2016	10.84	0.27	0.02	0.29	(0.28)	—	(0.28)	10.85
2015	10.48	0.28	0.36	0.64	(0.28)	—	(0.28)	10.84
Class C2 (10/93)
2020(e)	10.39	0.13	0.43	0.56	(0.13)	—	(0.13)	10.82
2019	10.38	0.26	0.01	0.27	(0.26)	—	(0.26)	10.39
2018	10.50	0.27	(0.11)	0.16	(0.28)	—	(0.28)	10.38
2017	10.86	0.28	(0.35)	(0.07)	(0.29)	—	(0.29)	10.50
2016	10.85	0.30	0.01	0.31	(0.30)	—	(0.30)	10.86
2015	10.48	0.31	0.36	0.67	(0.30)	—	(0.30)	10.85
Class I (02/97)
2020(e)	10.42	0.17	0.44	0.61	(0.17)	—	(0.17)	10.86
2019	10.42	0.35	(0.01)	0.34	(0.34)	—	(0.34)	10.42
2018	10.54	0.35	(0.11)	0.24	(0.36)	—	(0.36)	10.42
2017	10.90	0.36	(0.35)	0.01	(0.37)	—	(0.37)	10.54
2016	10.90	0.38	0.01	0.39	(0.39)	—	(0.39)	10.90
2015	10.52	0.39	0.37	0.76	(0.38)	—	(0.38)	10.90
72

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.77%	$147,916	0.80%*	0.80%*	2.93%*	4%
3.09	138,188	0.80	0.80	3.15	7
2.07	139,320	0.81	0.81	3.12	12
(0.15)	154,143	0.79	0.79	3.14	22
3.50	166,511	0.79	0.79	3.34	12
7.06	176,461	0.79	0.79	3.45	16

5.27	5,235	1.60*	1.60*	2.12*	4
2.26	4,914	1.60	1.60	2.34	7
1.26	4,994	1.61	1.61	2.33	12
(0.93)	5,782	1.59	1.59	2.33	22
2.70	4,646	1.59	1.59	2.53	12
6.13	2,295	1.59	1.59	2.61	16

5.38	8,956	1.35*	1.35*	2.39*	4
2.59	11,399	1.35	1.35	2.54	7
1.49	24,798	1.36	1.36	2.57	12
(0.71)	35,338	1.34	1.34	2.59	22
2.93	39,682	1.34	1.34	2.80	12
6.47	43,580	1.34	1.34	2.91	16

5.88	85,980	0.60*	0.60*	3.12*	4
3.32	65,660	0.60	0.60	3.34	7
2.29	67,824	0.61	0.61	3.32	12
0.07	67,894	0.59	0.59	3.35	22
3.63	72,697	0.59	0.59	3.54	12
7.37	64,625	0.59	0.59	3.65	16
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended August 31, 2019.
*	Annualized.
See accompanying notes to financial statements.
73

Financial Highlights (Unaudited) (continued)
Massachusetts
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2020(f)	$ 9.93	$0.13	$ 0.54	$ 0.67	$(0.14)	$ —	$(0.14)	$10.46
2019	9.96	0.28	(0.02)	0.26	(0.29)	—	(0.29)	9.93
2018	10.01	0.29	(0.05)	0.24	(0.29)	—	(0.29)	9.96
2017	10.26	0.30	(0.24)	0.06	(0.31)	—	(0.31)	10.01
2016	10.24	0.34	0.03	0.37	(0.35)	—	(0.35)	10.26
2015	9.89	0.36	0.36	0.72	(0.37)	—	(0.37)	10.24
Class C (02/14)
2020(f)	9.85	0.09	0.53	0.62	(0.10)	—	(0.10)	10.37
2019	9.88	0.20	(0.03)	0.17	(0.20)	—	(0.20)	9.85
2018	9.92	0.21	(0.05)	0.16	(0.20)	—	(0.20)	9.88
2017	10.17	0.21	(0.23)	(0.02)	(0.23)	—	(0.23)	9.92
2016	10.15	0.25	0.03	0.28	(0.26)	—	(0.26)	10.17
2015	9.81	0.27	0.36	0.63	(0.29)	—	(0.29)	10.15
Class C2 (10/94)
2020(f)	9.86	0.10	0.54	0.64	(0.11)	—	(0.11)	10.39
2019	9.89	0.23	(0.03)	0.20	(0.23)	—	(0.23)	9.86
2018	9.93	0.24	(0.05)	0.19	(0.23)	—	(0.23)	9.89
2017	10.18	0.24	(0.24)	—	(0.25)	—	(0.25)	9.93
2016	10.15	0.28	0.04	0.32	(0.29)	—	(0.29)	10.18
2015	9.81	0.30	0.35	0.65	(0.31)	—	(0.31)	10.15
Class I (12/86)
2020(f)	9.92	0.14	0.55	0.69	(0.15)	—	(0.15)	10.46
2019	9.95	0.30	(0.02)	0.28	(0.31)	—	(0.31)	9.92
2018	10.00	0.31	(0.05)	0.26	(0.31)	—	(0.31)	9.95
2017	10.25	0.32	(0.24)	0.08	(0.33)	—	(0.33)	10.00
2016	10.22	0.36	0.04	0.40	(0.37)	—	(0.37)	10.25
2015	9.88	0.38	0.35	0.73	(0.39)	—	(0.39)	10.22
74

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

6.80%	$180,541	0.79%*	0.79%*	2.55%*	4%
2.64	149,468	0.80	0.80	2.86	24
2.38	149,056	0.81	0.81	2.91	10
0.56	117,805	0.80	0.80	2.93	15
3.68	86,136	0.81	0.81	3.32	12
7.42	84,367	0.81	0.81	3.52	11

6.32	7,774	1.59*	1.59*	1.76*	4
1.79	6,792	1.60	1.60	2.07	24
1.65	8,661	1.61	1.61	2.11	10
(0.27)	7,682	1.60	1.60	2.10	15
2.86	5,769	1.61	1.61	2.51	12
6.50	2,382	1.61	1.61	2.65	11

6.54	7,692	1.34*	1.34*	2.02*	4
2.03	8,197	1.35	1.35	2.30	24
1.89	16,156	1.36	1.36	2.36	10
(0.03)	20,013	1.35	1.35	2.37	15
3.20	22,641	1.36	1.36	2.78	12
6.74	25,254	1.36	1.36	2.97	11

7.01	298,072	0.59*	0.59*	2.75*	4
2.83	227,690	0.60	0.60	3.08	24
2.56	213,372	0.61	0.61	3.11	10
0.73	171,258	0.60	0.60	3.12	15
3.97	151,925	0.61	0.61	3.52	12
7.52	143,304	0.62	0.62	3.72	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended August 31, 2019.
*	Annualized.
See accompanying notes to financial statements.
75

Financial Highlights (Unaudited) (continued)
New Jersey
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2020(e)	$11.20	$0.17	$ 0.59	$ 0.76	$(0.17)	$ —	$(0.17)	$11.79
2019	11.20	0.35	0.08	0.43	(0.35)	(0.08)	(0.43)	11.20
2018	11.19	0.35	0.07	0.42	(0.37)	(0.04)	(0.41)	11.20
2017	11.54	0.36	(0.31)	0.05	(0.38)	(0.02)	(0.40)	11.19
2016	11.50	0.39	0.05	0.44	(0.40)	—*	(0.40)	11.54
2015	11.10	0.41	0.38	0.79	(0.39)	—	(0.39)	11.50
Class C (02/14)
2020(e)	11.14	0.12	0.60	0.72	(0.13)	—	(0.13)	11.73
2019	11.15	0.26	0.07	0.33	(0.26)	(0.08)	(0.34)	11.14
2018	11.14	0.26	0.07	0.33	(0.28)	(0.04)	(0.32)	11.15
2017	11.49	0.27	(0.31)	(0.04)	(0.29)	(0.02)	(0.31)	11.14
2016	11.45	0.30	0.05	0.35	(0.31)	—*	(0.31)	11.49
2015	11.06	0.32	0.37	0.69	(0.30)	—	(0.30)	11.45
Class C2 (09/94)
2020(e)	11.15	0.13	0.60	0.73	(0.14)	—	(0.14)	11.74
2019	11.16	0.29	0.06	0.35	(0.28)	(0.08)	(0.36)	11.15
2018	11.14	0.29	0.07	0.36	(0.30)	(0.04)	(0.34)	11.16
2017	11.49	0.30	(0.31)	(0.01)	(0.32)	(0.02)	(0.34)	11.14
2016	11.46	0.33	0.04	0.37	(0.34)	—*	(0.34)	11.49
2015	11.07	0.35	0.37	0.72	(0.33)	—	(0.33)	11.46
Class I (02/92)
2020(e)	11.24	0.18	0.60	0.78	(0.19)	—	(0.19)	11.83
2019	11.24	0.37	0.08	0.45	(0.37)	(0.08)	(0.45)	11.24
2018	11.22	0.38	0.07	0.45	(0.39)	(0.04)	(0.43)	11.24
2017	11.58	0.39	(0.32)	0.07	(0.41)	(0.02)	(0.43)	11.22
2016	11.54	0.41	0.06	0.47	(0.43)	—*	(0.43)	11.58
2015	11.14	0.44	0.38	0.82	(0.42)	—	(0.42)	11.54
76

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

6.86%	$200,945	0.84%**	0.80%**	2.88%**	5%
3.92	173,965	0.82	0.81	3.13	22
3.77	174,582	0.81	0.81	3.12	11
0.46	154,595	0.80	0.80	3.14	15
3.99	142,413	0.81	0.81	3.42	16
7.22	130,664	0.81	0.81	3.60	11

6.48	15,711	1.64**	1.60**	2.08**	5
3.01	14,536	1.62	1.61	2.34	22
2.96	16,282	1.61	1.61	2.32	11
(0.35)	16,453	1.60	1.60	2.35	15
3.18	9,912	1.60	1.60	2.61	16
6.31	6,690	1.61	1.61	2.81	11

6.59	14,364	1.39**	1.35**	2.34**	5
3.23	15,265	1.37	1.36	2.62	22
3.27	29,035	1.36	1.36	2.57	11
(0.09)	35,993	1.35	1.35	2.59	15
3.37	41,354	1.36	1.36	2.88	16
6.59	46,892	1.36	1.36	3.05	11

6.95	171,975	0.64**	0.60**	3.06**	5
4.12	122,168	0.62	0.61	3.33	22
4.06	117,074	0.61	0.61	3.32	11
0.58	114,975	0.60	0.60	3.35	15
4.19	109,699	0.61	0.61	3.62	16
7.42	104,578	0.61	0.61	3.81	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended August 31, 2019.
*	Rounds to less than $.01 per share.
**	Annualized
See accompanying notes to financial statements.
77

Financial Highlights (Unaudited) (continued)
New York
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2020(f)	$10.80	$0.16	$ 0.54	$ 0.70	$(0.17)	$ —	$(0.17)	$11.33
2019	10.79	0.35	(0.01)	0.34	(0.33)	—	(0.33)	10.80
2018	10.85	0.36	(0.05)	0.31	(0.37)	—	(0.37)	10.79
2017	11.17	0.37	(0.30)	0.07	(0.39)	—	(0.39)	10.85
2016	11.14	0.39	0.05	0.44	(0.41)	—	(0.41)	11.17
2015	10.71	0.41	0.43	0.84	(0.41)	—	(0.41)	11.14
Class C (02/14)
2020(f)	10.78	0.12	0.53	0.65	(0.12)	—	(0.12)	11.31
2019	10.78	0.26	(0.01)	0.25	(0.25)	—	(0.25)	10.78
2018	10.83	0.27	(0.04)	0.23	(0.28)	—	(0.28)	10.78
2017	11.16	0.28	(0.31)	(0.03)	(0.30)	—	(0.30)	10.83
2016	11.13	0.30	0.05	0.35	(0.32)	—	(0.32)	11.16
2015	10.70	0.31	0.45	0.76	(0.33)	—	(0.33)	11.13
Class C2 (09/94)
2020(f)	10.79	0.13	0.54	0.67	(0.14)	—	(0.14)	11.32
2019	10.78	0.29	(0.01)	0.28	(0.27)	—	(0.27)	10.79
2018	10.84	0.30	(0.05)	0.25	(0.31)	—	(0.31)	10.78
2017	11.17	0.31	(0.31)	—	(0.33)	—	(0.33)	10.84
2016	11.14	0.33	0.05	0.38	(0.35)	—	(0.35)	11.17
2015	10.71	0.35	0.43	0.78	(0.35)	—	(0.35)	11.14
Class I (12/86)
2020(f)	10.81	0.17	0.54	0.71	(0.18)	—	(0.18)	11.34
2019	10.80	0.37	—*	0.37	(0.36)	—	(0.36)	10.81
2018	10.86	0.39	(0.05)	0.34	(0.40)	—	(0.40)	10.80
2017	11.19	0.40	(0.32)	0.08	(0.41)	—	(0.41)	10.86
2016	11.16	0.42	0.04	0.46	(0.43)	—	(0.43)	11.19
2015	10.73	0.43	0.43	0.86	(0.43)	—	(0.43)	11.16
78

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

6.48%	$479,581	0.77%**	0.76%**	2.95%**	5%
3.25	432,791	0.78	0.77	3.25	37
2.87	383,306	0.79	0.77	3.30	16
0.56	320,116	0.78	0.77	3.35	24
4.03	287,008	0.78	0.77	3.56	25
7.95	269,664	0.78	0.78	3.76	23

6.08	45,542	1.57**	1.56**	2.14**	5
2.32	37,515	1.58	1.57	2.45	37
2.13	41,221	1.59	1.57	2.50	16
(0.34)	32,296	1.58	1.57	2.55	24
3.20	19,044	1.58	1.57	2.72	25
7.13	7,209	1.58	1.58	2.83	23

6.20	21,576	1.32**	1.31**	2.40**	5
2.58	24,033	1.32	1.31	2.69	37
2.41	47,981	1.34	1.32	2.76	16
(0.07)	62,247	1.33	1.32	2.80	24
3.47	69,616	1.33	1.32	3.01	25
7.36	74,707	1.33	1.33	3.20	23

6.59	610,896	0.57**	0.56**	3.13**	5
3.47	447,980	0.58	0.57	3.45	37
3.09	412,823	0.59	0.57	3.50	16
0.68	377,212	0.58	0.57	3.55	24
4.25	359,843	0.58	0.57	3.76	25
8.16	347,696	0.58	0.58	3.94	23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended August 31, 2019.
*	Rounds to less than $.01 per share.
**	Annualized
See accompanying notes to financial statements.
79

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of the Nuveen Connecticut Municipal Bond Fund (“Connecticut”), Nuveen Massachusetts Municipal Bond Fund (“Massachusetts”), Nuveen New Jersey Municipal Bond Fund (“New Jersey”) and Nuveen New York Municipal Bond Fund (“New York”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is August 31, 2019, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2019 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
80

Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and is recorded on an accrual basis. Investment income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds' financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management early implemented this guidance and it did not have a material impact on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type
81

Notes to Financial Statements (Unaudited) (continued)
of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Connecticut	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$247,500,255	$ —	$247,500,255

Massachusetts	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$465,540,694	$ —	$465,540,694
Short-Term Investments*:
Municipal Bonds	—	11,100,000	—	11,100,000
Total	$ —	$476,640,694	$ —	$476,640,694

New Jersey	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$407,467,206	$ —	$407,467,206
Short-Term Investments*:
Municipal Bonds	—	1,310,000	—	1,310,000
Investments in Derivatives:
Futures Contracts**	17,037	—	—	17,037
Total	$17,037	$408,777,206	$ —	$408,794,243

New York	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$1,122,346,551	$ —	$1,122,346,551
Short-Term Investments*:
Municipal Bonds	—	35,545,000	—	35,545,000
Total	$ —	$1,157,891,551	$ —	$1,157,891,551

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.
82

4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Connecticut	Massachusetts	New Jersey	New York
Floating rate obligations: self-deposited Inverse Floaters	$1,570,000	$ —	$7,590,000	$4,125,000
Floating rate obligations: externally-deposited Inverse Floaters	—	1,600,000	—	—
Total	$1,570,000	$1,600,000	$7,590,000	$4,125,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
83

Notes to Financial Statements (Unaudited) (continued)
Self-Deposited Inverse Floaters	Connecticut	Massachusetts	New Jersey	New York
Average floating rate obligations outstanding	$1,160,435	$ —	$7,590,000	$4,125,000
Average annual interest rate and fees	2.03%	—%	2.02%	2.09%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Connecticut	Massachusetts	New Jersey	New York
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$1,570,000	$ —	$7,590,000	$4,125,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	1,600,000	—	—
Total	$1,570,000	$1,600,000	$7,590,000	$4,125,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:
	Connecticut	Massachusetts	New Jersey	New York
Purchases	$29,245,240	$91,503,548	$78,120,563	$199,818,607
Sales and maturities	8,904,288	15,565,000	19,876,889	47,252,586
Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:
New York
Outstanding when-issued/delayed delivery purchase commitments	$6,550,000
84

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to- market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, New Jersey used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
New Jersey
Average notional amount of futures contracts outstanding*	$5,113,204

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
New Jersey
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$17,037	—	$ —
* Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund's Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in net Unrealized Appreciation (Depreciation) of Futures Contracts
New Jersey	Interest rate	Futures contracts	$(703,722)	$(29,136)
85

Notes to Financial Statements (Unaudited) (continued)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 8/31/19		Year Ended 2/28/19
Connecticut	Shares	Amount	Shares	Amount
Shares sold:
Class A	949,439	$ 10,035,321	1,355,632	$ 14,041,858
Class A – automatic conversion of Class C Shares	—	—	1,049	10,899
Class A – automatic conversion of Class C2 Shares	2,547	26,995	149,577	1,554,106
Class C	83,963	888,790	82,317	849,194
Class C2	1,723	18,279	4,591	47,438
Class I	2,051,936	21,699,866	1,665,817	17,265,940
Shares issued to shareholders due to reinvestment of distributions:
Class A	154,605	1,643,611	317,647	3,284,127
Class C	3,984	42,281	8,890	91,715
Class C2	6,815	72,382	27,186	281,172
Class I	97,694	1,042,319	171,640	1,779,923
	3,352,706	35,469,844	3,784,346	39,206,372
Shares redeemed:
Class A	(739,795)	(7,821,120)	(1,935,612)	(19,993,478)
Class C	(77,140)	(808,733)	(98,020)	(1,008,440)
Class C – automatic conversion to Class A Shares	—	—	(1,051)	(10,899)
Class C2	(275,692)	(2,908,367)	(1,173,053)	(12,158,559)
Class C2 – automatic conversion to Class A Shares	(2,548)	(26,995)	(149,721)	(1,554,106)
Class I	(529,248)	(5,607,605)	(2,044,728)	(21,180,957)
	(1,624,423)	(17,172,820)	(5,402,185)	(55,906,439)
Net increase (decrease)	1,728,283	$ 18,297,024	(1,617,839)	$(16,700,067)

86

	Six Months Ended 8/31/19		Year Ended 2/28/19
Massachusetts	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,892,010	$ 29,484,548	10,447,146	$ 103,274,230
Class A – automatic conversion of Class C2 Shares	—	—	136,297	1,361,609
Class C	102,184	1,028,193	129,736	1,270,263
Class C2	1,325	13,420	2,839	27,917
Class I	7,279,302	73,799,870	9,397,379	92,939,592
Shares issued to shareholders due to reinvestment of distributions:
Class A	206,301	2,110,325	445,114	4,408,104
Class C	6,211	62,977	13,348	131,079
Class C2	6,182	62,714	19,662	193,551
Class I	332,110	3,397,673	579,431	5,735,307
	10,825,625	109,959,720	21,170,952	209,341,652
Shares redeemed:
Class A	(895,149)	(9,150,162)	(10,934,256)	(107,351,195)
Class C	(49,017)	(492,706)	(330,045)	(3,237,604)
Class C2	(98,636)	(998,793)	(687,264)	(6,797,298)
Class C2 – automatic conversion to Class A Shares	—	—	(137,259)	(1,361,609)
Class I	(2,053,659)	(20,883,088)	(8,462,141)	(83,710,777)
	(3,096,461)	(31,524,749)	(20,550,965)	(202,458,483)
Net increase (decrease)	7,729,164	$ 78,434,971	619,987	$ 6,883,169

	Six Months Ended 8/31/19		Year Ended 2/28/19
New Jersey	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,234,105	$ 25,741,512	5,552,661	$ 61,901,665
Class A – automatic conversion of Class C2 Shares	—	—	96,898	1,090,454
Class C	164,908	1,888,591	265,215	2,948,453
Class C2	4,766	54,797	7,426	82,153
Class I	4,607,503	52,857,277	3,691,058	41,319,954
Shares issued to shareholders due to reinvestment of distributions:
Class A	218,682	2,525,613	547,810	6,088,718
Class C	11,337	130,211	32,167	355,511
Class C2	10,709	123,103	41,808	463,622
Class I	171,073	1,984,527	347,931	3,882,099
	7,423,083	85,305,631	10,582,974	118,132,629
Shares redeemed:
Class A	(944,098)	(10,887,119)	(6,244,880)	(69,181,303)
Class C	(141,408)	(1,616,460)	(453,265)	(5,014,112)
Class C2	(160,982)	(1,839,217)	(1,185,936)	(13,256,665)
Class C2 – automatic conversion to Class A Shares	—	—	(97,244)	(1,090,454)
Class I	(1,114,767)	(12,793,902)	(3,580,541)	(39,952,594)
	(2,361,255)	(27,136,698)	(11,561,866)	(128,495,128)
Net increase (decrease)	5,061,828	$ 58,168,933	(978,892)	$ (10,362,499)

87

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 8/31/19		Year Ended 2/28/19
New York	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,194,576	$ 57,469,758	13,344,033	$ 142,941,230
Class A – automatic conversion of Class C2 Shares	4,189	46,652	289,747	3,137,578
Class C	693,332	7,666,344	510,906	5,477,362
Class C2	3,270	36,248	20,617	221,710
Class I	15,626,439	172,185,738	12,209,411	131,094,369
Shares issued to shareholders due to reinvestment of distributions:
Class A	512,411	5,688,143	1,000,528	10,751,296
Class C	31,848	353,220	62,801	674,158
Class C2	18,984	210,381	63,755	685,502
Class I	585,700	6,512,809	1,019,315	10,965,781
	22,670,749	250,169,293	28,521,113	305,948,986
Shares redeemed:
Class A	(3,477,146)	(38,460,217)	(10,062,652)	(107,654,575)
Class C	(179,561)	(1,985,884)	(919,251)	(9,845,216)
Class C2	(340,271)	(3,750,182)	(2,015,547)	(21,737,606)
Class C2 – automatic conversion to Class A Shares	(4,193)	(46,652)	(290,015)	(3,137,578)
Class I	(3,806,017)	(42,027,414)	(9,979,626)	(106,958,270)
	(7,807,188)	(86,270,349)	(23,267,091)	(249,333,245)
Net increase (decrease)	14,863,561	$163,898,944	5,254,022	$ 56,615,741
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The tables below present the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of August 31, 2019.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for in-come statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	Connecticut	Massachusetts	New Jersey	New York
Tax cost of investments	$230,022,003	$443,534,836	$370,851,885	$1,072,048,640
Gross unrealized:
Appreciation	$ 15,975,288	$ 33,358,275	$ 30,470,646	$ 83,920,596
Depreciation	(67,041)	(252,417)	(135,305)	(2,202,657)
Net unrealized appreciation (depreciation) of investments	$ 15,908,247	$ 33,105,858	$ 30,335,341	$ 81,717,939

New Jersey
Tax cost of futures contracts	$17,037
Net unrealized appreciation (depreciation) of futures contracts	—
88

Permanent differences, primarily due to taxable market discount and distribution reallocations, resulted in reclassifications among the Funds’ components of net assets as of February 28, 2019, the Funds' last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2019, the Funds' last tax year end, were as follows:
	Connecticut	Massachusetts	New Jersey	New York
Undistributed net tax-exempt income[1]	$664,916	$918,813	$1,282,208	$3,005,855
Undistributed net ordinary income[2]	199,392	201,357	—	23,817
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2019 through February 28, 2019, and paid on March 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended February 28, 2019 was designated for purposes of the dividends paid deduction as follows:
	Connecticut	Massachusetts	New Jersey	New York
Distributions from net tax-exempt income	$6,895,939	$11,768,840	$10,306,397	$28,932,129
Distributions from net ordinary income[2]	91,653	36,777	335,346	83,427
Distributions from net long-term capital gains	—	—	2,405,932	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of February 28, 2019, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Connecticut	Massachusetts	New York
Not subject to expiration:
Short-term	$4,301,122	$ 3,681,538	$18,107,503
Long-term	—	6,446,166	1,420,229
Total	$4,301,122	$10,127,704	$19,527,732
During the Funds’ last tax year ended February 28, 2019, the following Funds utilized capital loss carryforwards as follows:
	Connecticut	New Jersey
Utilized capital loss carryforwards	$127,943	$79,950
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:
New Jersey
Post-October capital losses[3]	$468,921
Late-year ordinary losses[4]	—

[3]	Capital losses incurred from November 1, 2018 through February 28, 2019, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2019 through February 28, 2019 and/or specified losses incurred from November 1, 2018 through February 28, 2019.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
89

Notes to Financial Statements (Unaudited) (continued)
Average Daily Net Assets	Connecticut	Massachusetts	New Jersey	New York
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2019, the complex-level fee rate for each Fund was 0.1570%.
The Adviser has agreed to waive fees and/or reimburse expenses of Massachusetts and New York so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. These expense limitations may be terminated or modified only with the approval of shareholders of the Funds.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Sub-Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	Connecticut	New York
Purchases	$ —	$22,750,947
Sales	2,154,180	600,000
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
90

	Connecticut	Massachusetts	New Jersey	New York
Sales charges collected	$87,312	$92,320	$139,100	$488,212
Paid to financial intermediaries	83,604	87,924	134,161	476,619
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Connecticut	Massachusetts	New Jersey	New York
Commission advances	$69,390	$69,542	$121,826	$470,877
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Connecticut	Massachusetts	New Jersey	New York
12b-1 fees retained	$5,745	$8,116	$12,516	$33,946
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Connecticut	Massachusetts	New Jersey	New York
CDSC retained	$2,373	$ —	$2,107	$8,255
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Fund utilized this facility. The Fund's maximum outstanding balance during the utilization period was as follows:
New York
Maximum outstanding balance	$18,000,000
During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
New York
Average daily balance outstanding	$10,814,286
Average annual interest rate	3.16%
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Notes to Financial Statements (Unaudited) (continued)
Borrowings outstanding as of the end of the reporting period, if any, are recognized as "Borrowings" on the Statement of Assets and Liabilities, where applicable.
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Additional Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
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Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper Massachusetts Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Massachusetts Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper New Jersey Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New Jersey Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper New York Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New York Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
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Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.
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Annual Investment Management Agreement Approval Process
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub- advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
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In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;
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Annual Investment Management Agreement Approval Process (continued)
•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one- , three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
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For Nuveen Connecticut Municipal Bond Fund (the “Connecticut Fund”), the Board considered that although the Fund’s performance was below its benchmark for the one- , three- and five- year periods, the Fund ranked in the third quartile of its Performance Peer Group for the one- and three-year periods and second quartile for the five-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Massachusetts Municipal Bond Fund (the “Massachusetts Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period, the Fund ranked in the first quartile for the three- and five-year periods. The Board noted that the Fund’s relative peer performance improved in the first quarter of 2019. The Fund ranked in the third quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods ended March 29, 2019. The Board was satisfied with the Fund’s overall performance.
For Nuveen New Jersey Municipal Bond Fund (the “New Jersey Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period, first quartile for the three-year period and second quartile for the five-year period. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed the benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen New York Municipal Bond Fund (the “New York Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund matched or outperformed the benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that (a) the Connecticut Fund had a net management fee that was slightly higher than the peer average, but a net expense ratio that was in line with the peer average; (b) the New York Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average; and (c) the Massachusetts Fund and the New Jersey Fund each had a net management fee and a net expense ratio that were in line with the respective peer averages.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
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Annual Investment Management Agreement Approval Process (continued)
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay
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the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the permanent expense caps applicable to the Massachusetts Fund and the New York Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
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Notes
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Notes
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Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-MS3-0819D969720-INV-B-10/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: November 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: November 7, 2019

By	(Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: November 7, 2019